                                                                    EXHIBIT 10.1

================================================================================

                                       Published CUSIP Number (Deal): 25179NAA90
                                    Published CUSIP Number (Revolver): 25179NAB7

                                CREDIT AGREEMENT

                            DATED AS OF APRIL 8, 2004

                                      among

                            DEVON ENERGY CORPORATION
                                 as US Borrower

                          NORTHSTAR ENERGY CORPORATION
                                       and
                            DEVON CANADA CORPORATION
                              as Canadian Borrowers

                              BANK OF AMERICA, N.A.
            as Administrative Agent, Swing Line Lender and L/C Issuer

                               JPMORGAN CHASE BANK
                              as Syndication Agent

                     BANK OF MONTREAL D/B/A "HARRIS NESBITT"
                              ROYAL BANK OF CANADA
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                           as Co-Documentation Agents

                                       and

                         THE OTHER LENDERS PARTY HERETO

                         BANC OF AMERICA SECURITIES LLC
                                       and
                           J.P. MORGAN SECURITIES INC.

                    as Joint Lead Arrangers and Book Managers

================================================================================

                                                          DEVON CREDIT AGREEMENT

                                TABLE OF CONTENTS

   Section                                                                                                  Page
   -------                                                                                                  ----
ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS..........................................................         1
    1.01   Defined Terms.............................................................................         1
    1.02   Other Interpretive Provisions.............................................................        34
    1.03   Accounting Terms..........................................................................        35
    1.04   Rounding..................................................................................        35
    1.05   References to Agreements and Laws.........................................................        35
    1.06   Times of Day..............................................................................        35
    1.07   Letter of Credit Amounts..................................................................        35
    1.08   US Dollar Equivalent......................................................................        36

ARTICLE II. US COMMITMENTS AND US CREDIT EXTENSION...................................................        36
    2.01   US Committed Loans........................................................................        36
    2.02   US Borrowings, Conversions and Continuations of US Committed Loans........................        36
    2.03   US Bid Loans..............................................................................        38
    2.04   US Letters of Credit......................................................................        41
    2.05   US Swing Line Loans.......................................................................        48
    2.06   Prepayments...............................................................................        51
    2.07   Repayment of US Loans.....................................................................        52

ARTICLE III. CANADIAN SUBFACILITY....................................................................        52
    3.01   Canadian Committed Loans..................................................................        52
    3.02   Canadian Borrowings, Conversions and Continuations of Canadian Committed Loans............        53
    3.03   Canadian Bid Loans........................................................................        55
    3.04   Canadian Letters of Credit................................................................        58
    3.05   Canadian Swing Line Loans.................................................................        66
    3.06   Prepayments...............................................................................        70
    3.07   Repayment of Canadian Loans...............................................................        71
    3.08   Bankers' Acceptances......................................................................        71
    3.09   Currency Fluctuations.....................................................................        75
    3.10   Currency Conversion and Currency Indemnity................................................        76

ARTICLE IV. GENERAL PROVISIONS APPLICABLE TO SENIOR CREDIT FACILITY AND CANADIAN SUBFACILITY.........        77
    4.01   Interest on Loans.........................................................................        77
    4.02   Fees......................................................................................        79
    4.03   Computation of Interest and Fees on Loans.................................................        80
    4.04   Evidence of Debt..........................................................................        80
    4.05   Payments Generally........................................................................        81
    4.06   Sharing of Payments.......................................................................        83
    4.07   Canadian Reallocation of the Commitments..................................................        84
    4.08   Extension of Maturity Date................................................................        85
    4.09   Increase in Commitments...................................................................        86
    4.10   Termination or Reduction of Commitments...................................................        87

ARTICLE V. TAXES, YIELD PROTECTION AND ILLEGALITY....................................................        87
    5.01   Taxes.....................................................................................        87
    5.02   Illegality................................................................................        89
    5.03   Inability to Determine Rates..............................................................        90

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                                        i
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
    5.04   Increased Cost and Reduced Return; Capital Adequacy; Reserves on US Dollar
           Eurodollar Rate Loans, Canadian Dollar Eurodollar Rate Loans, and Canadian US
           Eurodollar Rate Committed Loans...........................................................         91
    5.05   Compensation for Losses...................................................................         92
    5.06   Matters Applicable to all Requests for Compensation.......................................         92
    5.07   Survival..................................................................................         92

ARTICLE VI. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS................................................         93
    6.01   Conditions of Initial Credit Extension....................................................         93
    6.02   Conditions to all Credit Extensions.......................................................         94

ARTICLE VII. REPRESENTATIONS AND WARRANTIES..........................................................         95
    7.01   No Default................................................................................         95
    7.02   Organization and Good Standing............................................................         95
    7.03   Authorization.............................................................................         95
    7.04   No Conflicts or Consents..................................................................         95
    7.05   Enforceable Obligations...................................................................         96
    7.06   Full Disclosure...........................................................................         96
    7.07   Litigation................................................................................         96
    7.08   ERISA Plans and Liabilities...............................................................         96
    7.09   Environmental and Other Laws..............................................................         97
    7.10   Material Subsidiaries.....................................................................         97
    7.11   Title to Properties; Licenses.............................................................         97
    7.12   Government Regulation.....................................................................         97
    7.13   Solvency..................................................................................         97
    7.14   Margin Stock..............................................................................         97

ARTICLE VIII. AFFIRMATIVE COVENANTS..................................................................         98
    8.01   Payment and Performance...................................................................         98
    8.02   Books, Financial Statements and Reports...................................................         98
    8.03   Other Information and Inspections.........................................................         99
    8.04   Notice of Material Events.................................................................        100
    8.05   Maintenance of Properties.................................................................        100
    8.06   Maintenance of Existence and Qualifications...............................................        100
    8.07   Payment of Taxes, etc.....................................................................        101
    8.08   Insurance.................................................................................        101
    8.09   Compliance with Law.......................................................................        101
    8.10   Environmental Matters.....................................................................        101
    8.11   Use of Proceeds...........................................................................        101
    8.12   Additional Guarantors.....................................................................        101

ARTICLE IX. NEGATIVE COVENANTS OF BORROWERS..........................................................        102
    9.01   Indebtedness..............................................................................        102
    9.02   Limitation on Liens.......................................................................        104
    9.03   Fundamental Changes.......................................................................        104
    9.04   Fundamental Changes of Canadian Borrowers.................................................        104
    9.05   Transactions with Affiliates..............................................................        105
    9.06   Prohibited Contracts......................................................................        105
    9.07   Funded Debt to Total Capitalization.......................................................        105
    9.08   Devon Trust; Devon Trust Securities.......................................................        105

ARTICLE X. EVENTS OF DEFAULT AND REMEDIES............................................................        106
   10.01   Events of Default.........................................................................        106

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                                       ii

   10.02   Remedies Upon Event of Default............................................................        108
   10.03   Application of Funds Received from the Canadian Borrowers.................................        108
   10.04   Application of Funds Received from the US Borrower........................................        109
   10.05   Application of Funds Received under ULC Guaranty..........................................        110
   10.06   Separate Obligations......................................................................        110

ARTICLE XI. ADMINISTRATIVE AGENT.....................................................................        111
   11.01   Appointment and Authorization of Administrative Agent.....................................        111
   11.02   Delegation of Duties......................................................................        111
   11.03   Liability of Administrative Agent.........................................................        112
   11.04   Reliance by Administrative Agent..........................................................        112
   11.05   Notice of Default.........................................................................        112
   11.06   Credit Decision; Disclosure of Information by Administrative Agent........................        113
   11.07   Indemnification of Administrative Agent...................................................        113
   11.08   Bank of America in its Individual Capacity................................................        114
   11.09   Successor Administrative Agent............................................................        114
   11.10   Administrative Agent May File Proofs of Claim.............................................        115
   11.11   Guaranty Matters..........................................................................        116
   11.12   Arrangers and Managers....................................................................        116

ARTICLE XII. MISCELLANEOUS...........................................................................        116
   12.01   Amendments, Etc...........................................................................        116
   12.02   Notices and Other Communications; Facsimile Copies........................................        117
   12.03   No Waiver; Cumulative Remedies............................................................        119
   12.04   Attorney Costs and Expenses...............................................................        119
   12.05   Indemnification by the US Borrower........................................................        120
   12.06   Indemnification by Devon Canada...........................................................        120
   12.07   Payments Set Aside........................................................................        121
   12.08   Successors and Assigns....................................................................        122
   12.09   Confidentiality...........................................................................        125
   12.10   Bank Accounts; Offset.....................................................................        126
   12.11   Interest Rate Limitation..................................................................        127
   12.12   Counterparts..............................................................................        127
   12.13   Integration...............................................................................        127
   12.14   Survival of Representations and Warranties................................................        128
   12.15   Severability..............................................................................        128
   12.16   Tax Forms.................................................................................        128
   12.17   Replacement of Lenders....................................................................        130
   12.18   Governing Law.............................................................................        131
   12.19   Waiver of Right to Trial by Jury..........................................................        131
   12.20   USA PATRIOT Act Notice....................................................................        132
   12.21   ENTIRE AGREEMENT..........................................................................        132

   SIGNATURES........................................................................................        S-1

                                                          DEVON CREDIT AGREEMENT

SCHEDULES

         2.01     Commitments and Pro Rata Shares
         2.04     Existing US Letters of Credit
         3.04     Existing Canadian Letters of Credit
         7        Disclosure Schedule
         10.02    Administrative Agent's Office, Certain Addresses for Notices

EXHIBITS

                      FORM OF

         A (US)       US Committed Loan Notice
         A(C)         Canadian Committed Loan Notice
         B(US)-1      US Bid Request
         B(C)-1       Canadian Bid Request
         B(US)-2      US Competitive Bid
         B(C)-2       Canadian Competitive Bid
         C(US)        US Swing Line Loan Notice
         C(C)         Canadian Swing Line Loan Notice
         D-1          US Note
         D-2          Canadian Note
         E            Compliance Certificate
         F            Assignment and Assumption
         G(US)        Guaranty of the US Borrower
         G(ULC)       Guaranty of Devon Financing ULC
         H            Opinion Matters

                                                          DEVON CREDIT AGREEMENT

                                CREDIT AGREEMENT

         This CREDIT AGREEMENT ("Agreement") is entered into as of April 8, 2004, among Devon Energy Corporation, a Delaware corporation (the "US Borrower"), Northstar Energy Corporation, an Alberta corporation, and Devon Canada Corporation, a Nova Scotia unlimited company (collectively, the "Canadian Borrowers," and, together with US Borrower, the "Borrowers"), each lender from time to time party hereto (collectively, the "Lenders" and individually, a "Lender"), and BANK OF AMERICA, N.A., as Administrative Agent, Canadian Swing Line Lender, US Swing Line Lender and L/C Issuer.

         The Borrowers have requested that the Lenders provide a revolving credit facility, and the Lenders are willing to do so on the terms and conditions set forth herein.

         In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                                   ARTICLE I.
                        DEFINITIONS AND ACCOUNTING TERMS

         1.01 DEFINED TERMS. As used in this Agreement, the following terms shall have the meanings set forth below:

         "Absolute Rate" means a fixed rate of interest expressed in multiples of 1/100th of one basis point.

         "Acquired Debt" means, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged or amalgamated with or into or became a Subsidiary of such specified Person, including and together with, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging or amalgamating with or into or becoming a Subsidiary of such specified Person, and
(ii) Indebtedness secured by a Lien encumbering any assets acquired by such specified Person, and any refinancing of the foregoing indebtedness on similar terms, taking into account current market conditions.

         "Administrative Agent" means, with respect to the Canadian Borrowers, Canadian Lenders or the Canadian Subfacility, Bank of America, acting through its Canadian branch, and otherwise, Bank of America, in each case in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

         "Administrative Agent's Office" means the Administrative Agent's address and, as appropriate, account as set forth on Schedule 12.02, or such other address or account as the Administrative Agent may from time to time notify the Borrowers and the Lenders.

         "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

                                                          DEVON CREDIT AGREEMENT

         "Affiliate" means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

         "Agent-Related Persons" means the Administrative Agent, together with its Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, BAS), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "Aggregate Canadian Commitments" means, at any time, the Canadian Commitments of all Canadian Lenders at such time, which shall not exceed $500,000,000 in the aggregate.

         "Aggregate Commitments" means the Commitments of all the Lenders.

         "Aggregate US Commitments" means the US Commitments of all the Lenders.

         "Agreement" means this Credit Agreement.

         "Applicable Currency" means (i) when used with respect to any US Loan or US L/C Obligations, US Dollars, and (ii) when used with respect to any Canadian Prime Rate Loan, any Canadian Dollar Eurodollar Rate Loan or any Bankers' Acceptance, Canadian Dollars, and (iii) when used with respect to any Canadian Base Rate Committed Loan or a Canadian US Eurodollar Rate Committed Loan made under the Canadian SubFacility, US Dollars.

         "Applicable Rate" means, from time to time, the number of Basis Points per annum, based upon the Debt Rating as set forth below:

                                 APPLICABLE RATE

                                                         EURODOLLAR
                                                            RATE
                                                       -------------
                                                         LETTERS OF
                                                           CREDIT
                                                       -------------
                                                        STAMPING FEE
                                                        FOR BANKERS'
                                                        ACCEPTANCES
                                                       -------------
                                                          CANADIAN
                                                         SWING LINE
                                                            RATE
                                                       -------------
PRICING        DEBT RATINGS           FACILITY         US SWING LINE      UTILIZATION
 LEVEL         S&P/MOODY'S              FEE                 RATE              FEE
-------      ---------------          --------         -------------      -----------
   1         A-/A3 or better            9.00                28.50            10.00
   2            BBB+/Baa1              10.00                35.00            10.00
   3             BBB/Baa2              12.50                45.00            12.50
   4            BBB-/Baa3              15.00                57.50            15.00
   5             BB+/Ba1               22.50                90.00            25.00
   6         BB/Ba2 or worse           37.50               112.50            25.00

                                                          DEVON CREDIT AGREEMENT

                  "Debt Rating" means, as of any date of determination, the rating as determined by either S&P or Moody's (collectively, the "Debt Ratings") of the US Borrower's non-credit-enhanced, senior unsecured long-term debt; provided that if a Debt Rating is issued by each of the foregoing rating agencies, then the higher of such Debt Ratings shall apply (with the Debt Rating for Pricing Level 1 being the highest and the Debt Rating for Pricing Level 6 being the lowest), unless there is a split in Debt Ratings of more than one level, in which case the Pricing Level that is one level lower than the Pricing Level of the higher Debt Rating shall apply.

Initially, the Applicable Rate shall be determined based upon the Debt Rating specified in the certificate delivered pursuant to Section 6.01(a)(vi). Thereafter, each change in the Applicable Rate resulting from a publicly announced change in the Debt Rating shall be effective during the period commencing on the date of the public announcement thereof and ending on the date immediately preceding the effective date of the next such change.

         "Assignment and Assumption" means an Assignment and Assumption substantially in the form of Exhibit F.

         "Attorney Costs" means and includes all fees, expenses and disbursements of one US law firm and one Canadian law firm.

         "Attributable Indebtedness" means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

         "Audited Financial Statements" means the audited consolidated balance sheet of the US Borrower and its Subsidiaries for the fiscal year ended December 31, 2003, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year of the US Borrower and its Subsidiaries, including the notes thereto.

         "Availability Period" means the period from and including the Closing Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Aggregate Commitments pursuant to Section 4.10, and (c) the date of termination of the commitment of each Lender to make Loans and of the obligation of each L/C Issuer to make L/C Credit Extensions pursuant to Section 10.03.

         "BA Discount Rate" means, in respect of a BA being accepted by a Canadian Lender on any date, (i) for a Canadian Lender that is listed in
Schedule I to the Bank Act (Canada), the average bankers' acceptance rate as quoted on Reuters CDOR page (or such other page as may, from time to time, replace such page on that service for the purpose of displaying quotations for bankers' acceptances accepted by leading Canadian financial institutions) at approximately 11:00 a.m. on such drawdown date for bankers' acceptances having a comparable maturity date as the

                                                          DEVON CREDIT AGREEMENT
maturity date of such BA (the "CDOR Rate"); or, if such rate is not available at or about such time, the average of the bankers' acceptance rates (expressed to five decimal places) as quoted to the Administrative Agent by the Canadian
Schedule I BA Reference Banks as of 11:00 a.m. on such drawdown date for bankers' acceptances having a comparable maturity date as the maturity date of such BA; (ii) for a Canadian Lender that is listed in Schedule II to the Bank Act (Canada), the rate established by the Administrative Agent to be the lesser of (A) the CDOR Rate plus 10 Basis Points; and (B) the average of the bankers' acceptance rates (expressed to five decimal places) as quoted to the Administrative Agent by the Canadian Schedule II BA Reference Banks as of 11:00 a.m. on such drawdown date for bankers' acceptances having a comparable maturity date as the maturity date of such BA; and (iii) for a Canadian Lender that is listed in Schedule III to the Bank Act (Canada), the rate established by the Administrative Agent to be the lesser of (A) the CDOR Rate plus 10 Basis Points; and (B) the average of the bankers' acceptance rates (expressed to five decimal places) as quoted to the Administrative Agent by the Canadian Schedule III BA Reference Banks as of 11:00 a.m. on such drawdown date for bankers' acceptances having a comparable maturity date as the maturity date of such BA.

         "Bank of America" means Bank of America, N.A. and its successors.

         "Bankers' Acceptance" or "BA" means a Canadian Dollar draft of either Canadian Borrower, in form acceptable to each accepting Canadian Lender, for, subject to the availability of a market for Bankers' Acceptances of such term, a term selected by Canadian Borrower of either 7 to 29, 30, 60, 90 or 180 days (as reduced or extended by the Administrative Agent, acting reasonably, to allow the maturity thereof to fall on a Business Day) payable in Canada.

         "BAS" means Bank of America Securities LLC.

         "Basis Point" means one one-hundredth of one percent (0.01%).

         "Bid Request" means a US Bid Request or a Canadian Bid Request, as applicable.

         "Borrower" means any of the US Borrower and the Canadian Borrowers, and "Borrowers" means all of them, collectively.

         "Borrowing" means a US Borrowing or a Canadian Borrowing.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent's Office is located and with respect to the Canadian Subfacility other than a day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the province where the Administrative Agent's Office is located and, (i) if such day relates to any US Dollar Eurodollar Rate Loan, means any such day on which dealings in US Dollar deposits are conducted by and between banks in the London interbank eurodollar market, (ii) if such day relates to any Canadian Dollar Eurodollar Rate Loan, means any such day on which dealings in Canadian Dollar deposits are conducted by and between banks in the London interbank eurodollar market.

                                                          DEVON CREDIT AGREEMENT

         "Canadian Absolute Rate Loan" means a Canadian Bid Loan that bears interest at a rate determined with reference to an Absolute Rate.

         "Canadian Base Rate Committed Loan" means a Canadian Loan denominated in US Dollars that bears interest based on the Canadian US Dollar Base Rate.

         "Canadian Bid Borrowing" means a borrowing consisting of simultaneous Canadian Bid Loans of the same Type from each of the Canadian Lenders whose offer to make one or more Canadian Bid Loans as part of such borrowing has been accepted under the auction bidding procedures described in Section 3.03

         "Canadian Bid Loan" has the meaning specified in Section 3.03(a).

         "Canadian Bid Loan Lender" means, in respect of any Canadian Bid Loan, the Canadian Lender making such Canadian Bid Loan to the applicable Canadian Borrower.

         "Canadian Bid Request" means a written request for one or more Canadian Bid Loans substantially in the form of Exhibit B(C)-1.

         "Canadian Borrowers" has the meaning specified in the introductory paragraph hereto.

         "Canadian Borrowing" means a Canadian Committed Borrowing, a Canadian Bid Borrowing or a Canadian Swing Line Borrowing, as the context may require.

         "Canadian Commitment" means, as to each Canadian Lender, its obligation to (a) make Canadian Committed Loans to the Canadian Borrowers pursuant to
Section 3.01, (b) purchase participations in Canadian L/C Obligations, (c) purchase participations in Canadian Swing Line Loans, and (d) accept or purchase Bankers' Acceptances, in each case, in an aggregate principal amount at any one time outstanding not to exceed its Pro Rata Share of the Aggregate Canadian Commitment then in effect, or its Canadian Maximum Commitment.

         "Canadian Committed Borrowing" means a borrowing consisting of simultaneous Canadian Committed Loans of the same Type or the acceptance or purchase of Bankers' Acceptances and, in the case of Canadian Eurodollar Rate Committed Loans and Canadian US Eurodollar Rate Committed Loans, having the same Interest Period made by each of the Canadian Lenders pursuant to Section 3.01 or 3.09.

         "Canadian Committed Borrowing Notice" means a notice of (a) a Canadian Committed Borrowing, (b) a conversion of Canadian Committed Loans from one Type to another, or (c) a continuation of Canadian Eurodollar Rate Committed Loans or Canadian US Eurodollar Rate Committed Loans, pursuant to Section 3.02(a), which, if in writing, shall be substantially in the form of Exhibit A(C).

         "Canadian Committed Loan" has the meaning specified in Section 3.01.

                                                          DEVON CREDIT AGREEMENT

         "Canadian Competitive Bid" means a written offer by a Canadian Lender to make one or more Canadian Bid Loans, substantially in the form of Exhibit B(C)-2, duly completed and signed by a Canadian Lender.

         "Canadian Credit Extension" means each of the following: (a) a Canadian Borrowing and (b) a Canadian L/C Credit Extension.

         "Canadian Defaulting Lender" means any Canadian Lender that (a) has failed to fund any Canadian Committed Loan, accept and purchase any Bankers' Acceptance or fund any participation in Canadian L/C Obligations or Canadian Swing Line Loans required to be funded or purchased by it hereunder within one Business Day of the date required to be funded or purchased by it hereunder and such failure has not been cured, (b) has otherwise failed to pay over to the Administrative Agent or any other Canadian Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, and such failure has not been cured, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

         "Canadian Discount Proceeds" means, in respect of each Bankers' Acceptance, funds in an amount which is equal to:

         Face Amount divided by the sum of 1 + (Rate x Term)
                                                       ----
                                                       365

(where "Face Amount" is the principal amount of the Bankers' Acceptance being purchased, "Rate" is the BA Discount Rate divided by 100 and "Term" is the number of days in the term of the Bankers' Acceptance.)

         "Canadian Dollar" and "C$" mean lawful money of Canada.

         "Canadian Dollar Eurodollar Rate" means for any Interest Period with respect to a Canadian Dollar Eurodollar Rate Loan:

                  (a) the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate (carried to the fifth decimal place) that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in Canadian Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall not be available, the rate per annum equal to the rate determined by the Administrative Agent to be the offered rate (carried to the fifth decimal place) on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Canadian Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest

                                                          DEVON CREDIT AGREEMENT

         Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (c) if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in Canadian Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Canadian Dollar Eurodollar Rate Loan being made, continued or converted by Bank of America (or, in the case of a Canadian Bid Loan, the applicable Canadian Bid Loan Lender) and with a term equivalent to such Interest Period would be offered by Bank of America's (or such Canadian Bid Loan Lender's) London Branch to major banks in the London interbank eurodollar market at their request at approximately 4:00 p.m. (London time) two Business Days prior to the first day of such Interest Period.

         "Canadian Dollar Eurodollar Rate Loan" means a Canadian Eurodollar Rate Committed Loan or a Canadian Eurodollar Margin Bid Loan.

         "Canadian Eurodollar Bid Margin" means the margin above or below the Canadian Dollar Eurodollar Rate to be added to or subtracted from the Canadian Dollar Eurodollar Rate, which margin shall be expressed in multiples of 1/100th of one Basis Point.

         "Canadian Eurodollar Margin Bid Loan" means a Canadian Bid Loan that bears interest at a rate based upon the Canadian Dollar Eurodollar Rate.

         "Canadian Eurodollar Rate Committed Loan" means a Canadian Committed Loan that bears interest at a rate based on the Canadian Dollar Eurodollar Rate.

         "Canadian Guaranty" means (i) the guaranty of the Canadian Obligations made by Devon Financing ULC in favor of the Administrative Agent on behalf of the Canadian Lenders under the ULC Guaranty, and (ii) the guaranty of the Canadian Obligations made by the US Borrower in favor of the Administrative Agent on behalf of the Canadian Lenders under the U. S. Borrower Guaranty.

         "Canadian Guarantors" means, collectively, the US Borrower and Devon Financing ULC.

         "Canadian L/C Advance" means, with respect to each Canadian Lender, such Canadian Lender's funding of its participation in any Canadian L/C Borrowing in accordance with its Pro Rata Share.

         "Canadian L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Canadian Committed Borrowing.

         "Canadian L/C Credit Extension" means, with respect to any Canadian Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

                                                          DEVON CREDIT AGREEMENT

         "Canadian L/C Issuer" means (i) Bank of America, (ii)Royal Bank of Canada, or (iii) any other Canadian Lender that may issue Canadian Letters of Credit hereunder, as mutually agreed to by Administrative Agent and Canadian Borrowers, in such Person's capacity as issuer of Canadian Letters of Credit hereunder, or any successor issuer of Canadian Letters of Credit hereunder.

         "Canadian L/C Obligations" means, as at any date of determination, the aggregate undrawn amount of all outstanding Canadian Letters of Credit plus the aggregate of all Canadian Unreimbursed Amounts, including all Canadian L/C Borrowings. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

         "Canadian Lender" means each Lender designated as such on the signature pages hereto or to the Assignment and Assumption pursuant to which such Lender became a party hereto, as applicable, and the successors of each such party as the holder of Canadian Obligations.

         "Canadian Lending Office" means, as to any Canadian Lender, the office or offices of such Canadian Lender under its name on Schedule 10.02 or in the Assignment and Assumption pursuant to which it became a party hereto, or such other office of such Canadian Lender as such Canadian Lender may from time to time specify to the Canadian Borrower and the Administrative Agent.

         "Canadian Letter of Credit" means any Letter of Credit issued by the Canadian L/C Issuer under Article III hereunder and shall include the Existing Canadian Letters of Credit. A Letter of Credit may be a commercial letter of credit or a standby letter of credit.

         "Canadian Letter of Credit Application" means an application and agreement for the issuance or amendment of a Canadian Letter of Credit in the form from time to time in use by the Canadian L/C Issuer and acceptable to the Canadian Borrowers.

         "Canadian Letter of Credit Fee" has the meaning specified in Section 3.04(i).

         "Canadian Letter of Credit Sublimit" means an amount equal to US $250,000,000. The Canadian Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Canadian Commitments.

         "Canadian Loan" means an extension of credit by a Canadian Lender to any Canadian Borrower under Section 3.01 in the form of a Canadian Committed Loan, a Canadian Bid Loan or a Canadian Swing Line Loan.

         "Canadian Maximum Commitment" means, as to each Canadian Lender, the amount set forth on Schedule 2.01 and designated as such Canadian Lender's "Canadian Maximum Commitment", as such amount may be adjusted from time to time in accordance with this Agreement.

                                                          DEVON CREDIT AGREEMENT

         "Canadian Net Proceeds" means with respect to any Bankers' Acceptance, the Canadian Discount Proceeds less the amount equal to the applicable Canadian stamping fee payable with respect thereto pursuant to Section 4.02.

         "Canadian Note" means a promissory note made by each Canadian Borrower in favor of a Canadian Lender evidencing Canadian Loans made by such Canadian Lender, substantially in the form of Exhibit D-2.

         "Canadian Obligations" means all Obligations arising under or with respect to the Canadian SubFacility.

         "Canadian Payment Office" means the office of the Administrative Agent located at 200 Front Street West, Suite 2700, Toronto, Ontario or such other office as the Administrative Agent may designate by written notice to the other parties hereto.

         "Canadian Prime Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the BA Discount Rate for Bank of America, acting through its Canadian branch, for Bankers' Acceptances having a maturity of thirty days plus the Applicable Rate, and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America, acting through its Canadian branch, as its "reference rate" for Canadian Dollar commercial loans made to a Person in Canada. The "reference rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Canadian Prime Rate Committed Loan" means a Canadian Committed Loan that is a Canadian Prime Rate Loan.

         "Canadian Prime Rate Loan" means a Canadian Loan denominated in Canadian Dollars that bears interest at the Canadian Prime Rate.

         "Canadian Re-allocation" means a reallocation of the Aggregate Commitments pursuant to Section 4.07.

         "Canadian Required Lenders" means, as of any date of determination, Canadian Lenders having more than 50% of the Aggregate Canadian Commitments or, if the commitment of each Canadian Lender to make Canadian Committed Loans, and the obligation of each Canadian L/C Issuer to make Canadian L/C Credit Extensions have been terminated and the obligation of each Canadian Lender to purchase or accept Bankers' Acceptances has been terminated pursuant to Section 10.02, Canadian Lenders holding in the aggregate more than 50% of the Total Canadian Outstandings (with the aggregate amount of each Canadian Lender's risk participation and funded participation in Canadian L/C Obligations and Canadian Swing Line Loans being deemed "held" by such Canadian Lender for purposes of this definition); provided that the Canadian Commitment of, and the portion of the Total Canadian Outstandings held or deemed held by, any

                                                          DEVON CREDIT AGREEMENT

Canadian Defaulting Lender shall be excluded for purposes of making a determination of Canadian Required Lenders.

         "Canadian Resident Lender" means a Person that (i) is not a non-resident of Canada for the purposes of the Income Tax Act (Canada) or (ii) is an "authorized foreign bank" as defined in subsection 248(1) of the Income Tax Act (Canada) which will receive all amounts paid or credited to it with respect to Canadian Credit Extensions and other Canadian Obligations and fees and other amounts payable in connection therewith in respect of its "Canadian banking business" for the purposes of paragraph 212(13.3)(a) of the Income Tax Act (Canada).

         "Canadian Schedule I BA Reference Banks" means the Canadian Lenders listed in Schedule I to the Bank Act (Canada) as are, at such time, designated by Administrative Agent, with the prior consent of the Canadian Borrowers (acting reasonably), as the Schedule I BA Reference Banks.

         "Canadian Schedule II BA Reference Banks" means the Canadian Lenders listed in Schedule II to the Bank Act (Canada) as are, at such time, designated by Administrative Agent, with the prior consent of the Canadian Borrowers (acting reasonably), as the Canadian Schedule II BA Reference Banks.

         "Canadian Schedule III BA Reference Banks" means the Canadian Lenders listed in Schedule III to the Bank Act (Canada) as are, at such time, designated by Administrative Agent, with the prior consent of the Canadian Borrowers (acting reasonably), as the Canadian Schedule III BA Reference Banks.

         "Canadian Stamping Fee Rate" means with respect to any Bankers' Acceptance accepted by any Canadian Lender at any time, a percentage per annum equal to the Applicable Rate then in effect; provided that if an Event of Default has occurred and is continuing, the Canadian Stamping Fee Rate shall be increased by 2% per annum.

         "Canadian SubFacility" means the Credit Extensions under Article III.

         "Canadian Swing Line" means the revolving credit facility made available by the Canadian Swing Line Lender pursuant to Section 3.05.

         "Canadian Swing Line Borrowing" means a borrowing of a Canadian Swing Line Loan pursuant to Section 3.05.

         "Canadian Swing Line Lender" means Bank of America, acting through its Canadian branch, or any other Canadian Lender that may provide Canadian Swing Line Loans hereunder, as mutually agreed to by Administrative Agent and Canadian Borrowers, in such Person's capacity as provider of Canadian Swing Line Loans hereunder, or any successor swing line lender hereunder.

         "Canadian Swing Line Loan" has the meaning specified in Section
3.05(a).

                                                          DEVON CREDIT AGREEMENT

         "Canadian Swing Line Loan Notice" means a notice of a Canadian Swing Line Borrowing pursuant to Section 3.05(b), which, if in writing, shall be substantially in the form of Exhibit C.

         "Canadian Swing Line Rate" means on any day a fluctuating rate of interest per annum established from time to time by Canadian Swing Line Lender as its money market rate for the applicable currency, which rate may not be the lowest rate of interest charged by Canadian Swing Line Lender to its customers, plus the Applicable Rate.

         "Canadian Swing Line Sublimit" means an amount equal to the lesser of
(a) US $25,000,000 and (b) the Aggregate Canadian Commitments. The Canadian Swing Line Sublimit is part of, and not in addition to, the Aggregate Canadian Commitments.

         "Canadian Unreimbursed Amount" has the meaning specified in Section 3.04(c)(i).

         "Canadian US Dollar Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 50 Basis Points and
(b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America, acting through its Canadian Branch, as its "reference rate" for US Dollar commercial loans made to a Person in Canada. The "reference rate" is a rate set by Bank of America, acting through its Canadian branch, based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America, acting through its Canadian branch, shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Canadian US Eurodollar Rate Committed Loan" means a Canadian Committed Loan that bears interest at a rate based on the US Dollar Eurodollar Rate.

         "Cash Collateralize" means (i) with respect to US Letters of Credit, that the US Borrower shall pledge and deposit with or deliver to the Administrative Agent, for the benefit of the US L/C Issuer and the Lenders, as collateral for the US L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the US L/C Issuer (which documents are hereby consented to by the Lenders), (ii) with respect to Canadian Letters of Credit, that the applicable Canadian Borrower shall pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Canadian L/C Issuer and the Canadian Lenders, as collateral for the Canadian L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the Canadian L/C Issuer (which documents are hereby consented to by the Canadian Lenders), and (iii) with respect to Bankers' Acceptances, that the applicable Canadian Borrower shall pledge and deposit with or deliver to the Administrative Agent for the benefit of the Canadian Lenders, as collateral for the Outstanding Amount of Bankers' Acceptances, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent (which documents are hereby consented to by the Canadian Lenders). Derivatives of such term have corresponding meanings.

                                                          DEVON CREDIT AGREEMENT

         "Change in Law" means, with respect to any Lender, the adoption of any law or change in any existing Law or interpretation thereof after the date of this Agreement or, if such Lender became a Lender hereunder after the date of this Agreement, after the date it became a Lender hereunder.

         "Change of Control" means the occurrence of either of the following events: (i) any Person (or syndicate or group of Persons which is deemed a "person" for the purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), other than a Shareholder Controlled Person, acquires more than fifty percent (50%) of the Voting Stock of the US Borrower, or (ii) during any period of twelve successive months a majority of the Persons who were directors of US Borrower at the beginning of such period or who were appointed, elected or nominated by a majority of such directors cease to be directors of US Borrower, unless such cessation results from death or permanent disability or relates to a voluntary reduction by US Borrower of the number of directors that comprise the board of directors of US Borrower. As used in this definition, (i) the term "Voting Stock" means with respect to any Person, the outstanding stock of such Person having ordinary voting power (disregarding changes in voting power based on the occurrence of contingencies) for the election of directors; and (ii) the term "Shareholder Controlled Person" means a Person as to which more than fifty percent (50%) of the Voting Stock is owned by Persons who owned more than fifty percent (50%) of the Voting Stock of the US Borrower immediately before any acquisition described in clause (i) of this definition.

         "Closing Date" means the first date all the conditions precedent in
Section 6.01 are satisfied or waived in accordance with Section 12.01.

         "Code" means the Internal Revenue Code of 1986.

         "Committed Loan Notice" means a US Committed Loan Notice or a Canadian Committed Borrowing Notice, as applicable.

         "Committed Loans" means, collectively, the US Committed Loans and the Canadian Committed Loans.

         "Commitment" means as to each Lender, the amount set forth opposite such Lender's name on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, and designated as such Lender's "Commitment", as such amount may be adjusted from time to time in accordance with this Agreement, which, if applicable, also includes such Lender's Canadian Maximum Commitment.

         "Compliance Certificate" means a certificate substantially in the form of Exhibit E.

         "Consolidated Assets" means the total assets of the US Borrower and its Subsidiaries which would be shown as assets on a consolidated balance sheet of US Borrower prepared in accordance with GAAP, after eliminating all amounts properly attributable to minority interest, if any, in the stock and surplus of the Restricted Subsidiaries.

                                                          DEVON CREDIT AGREEMENT

         "Consolidated Net Worth" means the sum (without duplication) of (i) the US Borrower's consolidated shareholder's equity plus (ii) 60% of the outstanding balance of the Devon Trust Securities. Consolidated Net Worth shall be calculated excluding non-cash write-downs and related charges which are required under Rule 4-10 (Financial Accounting and Reporting for Oil and Gas Producing Activities Pursuant to the Federal Securities Laws and the Energy Policy and Conservation Act of 1975) of Regulation S-X, promulgated by SEC regulation, or by GAAP.

         "Consolidated Total Funded Debt" means the sum of (i) Indebtedness of US Borrower referred to in clauses (a), (b), (c), (d) and (e) of the definition of "Indebtedness" in Section 1.1, plus (ii) 40% of the outstanding balance of the Devon Trust Securities, plus (iii) all Swap Funded Debt, plus (iv) all Synthetic Lease Funded Debt. Consolidated Total Funded Debt shall not include the PennzEnergy Exchangeable Debentures.

         As used in this definition, (1) the term "Swap Funded Debt" means, in the event that an Early Termination Date (as defined in the applicable Swap Contract) has occurred under a Swap Contract resulting from (A) any event of default under such Swap Contract as to which any Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which any Borrower or any Subsidiary is an Affected Party (as so defined), and the Uncontested Portion of the Swap Termination Value for such Swap Contract that has not been paid within sixty (60) days after the date when due exceeds US $150,000,000, the amount of such Uncontested Portion; and (2) the term "Synthetic Lease Funded Debt" means, in the event that the US Borrower or any Subsidiary (A) has failed to pay when due any Synthetic Lease Obligation, or (B) has failed to observe or perform any other agreement or condition relating to any Synthetic Lease Obligation, or any other event or condition occurs that permits the holders thereof to demand prepayment or redemption, and the holder or holders thereof have demanded or caused such Synthetic Lease Obligation to become due or to be prepaid or redeemed (automatically or otherwise), prior to its stated maturity and the aggregate Uncontested Portion of the Attributable Indebtedness with respect to such Synthetic Lease Obligations of the US Borrower and its Subsidiaries that has not been paid within 60 days after the date when due exceeds US $150,000,000, the amount of such Uncontested Portion.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

         "Control" has the meaning specified in the definition of "Affiliate."

         "Credit Extension" means each of the following: (a) a Borrowing and (b) a L/C Credit Extension.

         "Debt Rating" has the meaning specified in the definition of "Applicable Rate."

         "Debtor Relief Laws" means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the

                                                          DEVON CREDIT AGREEMENT

United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally and with respect to the Canadian Borrowers, the Bankruptcy and Insolvency Act (Canada), the Companies' Creditors Arrangement Act (Canada), the Winding-up Act (Canada) and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of Canada or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

         "Default" means any event or condition that constitutes an Event of Default or that, with the giving of any requisite notice and the passage of any requisite periods of time, would be an Event of Default.

         "Defaulting Lender" means any Lender that (a) has failed to fund any portion of the US Committed Loans, participations in US L/C Obligations or participations in US Swing Line Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder and such failure has not been cured, (b) has otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, and such failure has not been cured, or (c) has been deemed insolvent or become the subject of a bankruptcy or insolvency proceeding.

         "Devon Canada" means Devon Canada Corporation, a Nova Scotia unlimited company.

         "Devon Financing ULC" means Devon Financing Corporation, U.L.C., a Nova Scotia unlimited company.

         "Devon Financing ULC Guaranties" means the Guaranties executed by Devon Financing ULC and delivered to Administrative Agent pursuant to this Agreement.

         "Devon Oklahoma" means Devon Energy Corporation (Oklahoma), an Oklahoma corporation, formerly known as Devon Energy Corporation, an Oklahoma corporation.

         "Devon Trust" means Devon Financing Trust II, a statutory business trust formed under the laws of the State of Delaware.

         "Devon Trust Registration Statement" means the Registration Statement on Form S-3 filed by US Borrower under the Securities Act of 1933 on October 4, 2002 with respect to the issuance by US Borrower of Common Stock, Preferred Stock, Debt Securities, Stock Purchase Agreements and Stock Purchase Units, and the issuance by Devon Financing Trust II of Trust Preferred Securities guaranteed by US Borrower, and the issuance by Devon Financing ULC of debt securities guaranteed by the US Borrower, as amended, supplemented or replaced from time to time.

         "Devon Trust Securities" means those certain Trust Preferred Securities issuable by Devon Trust, as described in the Devon Trust Registration Statement.

                                                          DEVON CREDIT AGREEMENT

         "Disclosure Report" means a written notice given by a Responsible Officer of the US Borrower to all Lenders or a certificate given by a Responsible Officer of the US Borrower under Sections 8.02(a) and (b).

         "Disclosure Schedule" means Schedule 7 to this Agreement.

         "Domestic Subsidiary" means any Subsidiary that is organized under the laws of any political subdivision of the United States.

         "Eligible Assignee" has the meaning specified in Section 12.08(g).

         "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the US Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "ERISA" means the Employee Retirement Income Security Act of 1974.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the US Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Plan" means any "employee pension benefit plan" (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the US Borrower or any ERISA Affiliate or to which the US Borrower or any ERISA Affiliate contributes or has an obligation to contribute.

         "Event of Default" has the meaning specified in Section 10.01.

         "Existing Canadian Credit Agreement" means the Amended and Restated Canadian Credit Agreement dated as of June 7, 2002 among the Canadian Borrowers, Bank of America acting through its Canadian Branch as Administrative Agent, L/C Issuer and Swing Lender, and a syndicate of lenders.

                                                          DEVON CREDIT AGREEMENT

         "Existing US Credit Agreement" means the Amended and Restated US Credit Agreement dated as of June 7, 2002 among the US Borrower, Bank of America, as Administrative Agent, L/C Issuer and Swing Lender, and a syndicate of lenders.

         "Existing Canadian Letters of Credit" means the Letters of Credit listed in Schedule 3.04, which were issued under the Existing Canadian Credit Agreement.

         "Existing US Letters of Credit" means the Letters of Credit listed in
Schedule 2.04, which were issued under the Existing US Credit Agreement.

         "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

         "Fee Letter" means (i) with respect to the Administrative Agent fee and the Letter of Credit fronting fees of Bank of America, as US L/C Issuer and Canadian L/C Issuer, the letter agreement, dated March 12, 2004, between the US Borrower and Bank of America, (ii) with respect to each other L/C Issuer, the letter agreement between the Borrower and such L/C Issuer which sets forth the fronting fee for Letters of Credit issued hereunder by such L/C Issuer, and
(iii) with respect to upfront fees and arrangement fees, the letter agreement, dated March 12, 2004, among the US Borrower, Bank of America, JP Morgan and the Joint Lead Arrangers.

         "Fiscal Quarter" means a three-month period ending on March 31, June 30, September 30 or December 31 of any year.

         "Fiscal Year" means a twelve-month period ending on December 31 of any year.

         "FRB" means the Board of Governors of the Federal Reserve System of the United States.

         "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

         "Governmental Authority" means any nation or government, any state, province or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court,

                                                          DEVON CREDIT AGREEMENT
administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Guarantee" means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or
(b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person, exclusive, in each case, of endorsements in the ordinary course of business. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term "Guarantee" as a verb has a corresponding meaning.

         "Guaranties" means the US Guaranty and the Canadian Guaranties.

         "Guarantors" means the US Guarantor and the Canadian Guarantors.

         "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

         "Indebtedness" means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

                  (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

                  (b) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);

                                                          DEVON CREDIT AGREEMENT

                  (c) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                  (d) capital leases, but excluding customary oil, gas or mineral leases entered into in the ordinary course of business;

                  (e) all obligations with respect to payments received in consideration of oil, gas, or other minerals yet to be acquired or produced at the time of payment (including obligations under "take-or-pay" contracts to deliver gas in return for payments already received and the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment);

                  (f) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), and bankers' acceptances;

                  (g)      net obligations of such Person under any Swap
         Contract;

                  (h)      Synthetic Lease Obligations; and

                  (i) all Guarantees of such Person in respect of any of the foregoing.

         For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date. The amount of Indebtedness of any Person with respect to Indebtedness of others secured by a Lien to which the property or assets owned or held by such Person is subject shall be equal, to the extent such Indebtedness is otherwise non-recourse to such Person, to the lesser of the fair market value of the property or assets subject to such Lien and the amount of the Indebtedness secured.

         "Indemnified Liabilities" has the meaning specified in Section 12.05.

         "Indemnitees" has the meaning specified in Section 12.05.

         "Interest Payment Date" means, (a) as to any Loan other than a US Base Rate Loan, a Canadian Base Rate Committed Loan and a Canadian Prime Rate Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided, however, that if any Interest Period for a US Dollar Eurodollar Rate Loan or a Canadian US Eurodollar Rate Committed Loan exceeds three months, the respective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any US Base Rate Loan, Canadian Base Rate Committed Loan or Canadian Prime Rate Loan (including a US

                                                          DEVON CREDIT AGREEMENT

Swing Line Loan and a Canadian Swing Line Loan), the last Business Day of each March, June, September and December and the Maturity Date.

         "Interest Period" means (a) as to each US Dollar Eurodollar Rate Loan, each Canadian Dollar Eurodollar Rate Loan and each Canadian US Eurodollar Rate Committed Loan, the period commencing on the date such Loan is disbursed or (in the case of any US Eurodollar Rate Committed Loan, Canadian Eurodollar Rate Committed Loan or US Eurodollar Rate Committed Loan) converted to or continued as a US Dollar Eurodollar Rate Loan or a Canadian Eurodollar Rate Committed Loan or US Eurodollar Rate Committed Loan, respectively, and ending on the date one, two, three, six or , if available, nine or twelve months thereafter, as selected by the applicable Borrower in its Committed Loan Notice or Bid Request, as the case may be; and (b) as to each US Absolute Rate Loan and each Canadian Absolute Rate Loan, a period of not less than 14 days and not more than 180 days as selected by the applicable Borrower in its Bid Request; provided that:

                  (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a US Dollar Eurodollar Rate Loan, Canadian Dollar Eurodollar Rate Loan or US Eurodollar Rate Committed Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

                  (ii) any Interest Period pertaining to a US Dollar Eurodollar Rate Loan, Canadian Dollar Eurodollar Rate Loan or a Canadian US Eurodollar Rate Committed Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (iii)    no Interest Period shall extend beyond the Maturity
         Date.

         "IRS" means the United States Internal Revenue Service.

         "ISP" means, with respect to any Letter of Credit, the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

         "Issuer Documents" means (a) with respect to any US Letter of Credit, the US Letter of Credit Application, and any other document, agreement and instrument entered into by the US L/C Issuer and the US Borrower (or any Subsidiary) or in favor of the US L/C Issuer and relating to any such US Letter of Credit, and (b) with respect to any Canadian Letter of Credit, the Canadian Letter of Credit Application, and any other document, agreement and instrument entered into by the Canadian L/C Issuer and any Canadian Borrower (or any Subsidiary) or in favor of the Canadian L/C Issuer and relating to any such Canadian Letter of Credit.

         "Joint Lead Arrangers" means BAS and J.P. Morgan Securities Inc., in their capacities as joint lead arrangers and book managers.

                                                          DEVON CREDIT AGREEMENT

         "JP Morgan" means JP Morgan Chase Bank and its successors.

         "L/C Credit Extension" means a US L/C Credit Extension or a Canadian L/C Credit Extension.

         "L/C Obligations" means, collectively, the US L/C Obligations and the Canadian L/C Obligations.

         "L/C Issuer" means a US L/C Issuer or a Canadian L/C Issuer.

         "Laws" means, collectively, all international, foreign, federal, state, provincial and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

         "Lenders" means all Lenders (including the applicable Lenders in their capacity as Canadian Lenders) and includes the US L/C Issuer, the Canadian L/C Issuer, and the US Swing Line Lender and the Canadian Swing Line Lender, and "Lender" means any one of them.

         "Lending Office" means, as to any Lender, the office or offices of such Lender described as such in such Lender's Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrowers and the Administrative Agent.

         "Letter of Credit" means a US Letter of Credit or a Canadian Letter of Credit.

         "Letter of Credit Expiration Date" means the day that is seven days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

         "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).

         "Loan" means a US Loan or a Canadian Loan.

         "Loan Documents" means this Agreement, each Note, each Issuer Document, the Fee Letter, the BAs and the Guaranties.

         "Loan Parties" means, collectively, the Borrowers and each Guarantor.

         "Margin Stock" means "margin stock" as defined in Reg U.

         "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, or financial condition of the US Borrower and

                                                          DEVON CREDIT AGREEMENT
its Subsidiaries taken as a whole; (b) a material impairment of the ability of any Loan Party to perform its payment obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

         "Material Subsidiary" means a Subsidiary of US Borrower which owns assets having a book value that exceeds ten percent (10%) of the book value of US Borrower's Consolidated Assets.

         "Maturity Date" means the later of (a) April 8, 2009, and (b) if maturity is extended pursuant to Section 4.08, such extended maturity date as determined pursuant to Section 4.08 (it being understood and agreed that any such maturity shall not be deemed extended for any Lender that has not consented to such extension).

         "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

         "Multiemployer Plan" means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the US Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

         "Non-US Lender" has the meaning specified in Section 12.16(a)(i).

         "Northstar Energy" means Northstar Energy Corporation, an Alberta corporation.

         "Note" means a US Note or a Canadian Note.

         "Obligations" means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

         "Organization Documents" means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction);
(b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

                                                          DEVON CREDIT AGREEMENT

         "Outstanding Amount" means (i) with respect to US Committed Loans, US Bid Loans, and US Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of US Committed Loans, US Bid Loans, and US Swing Line Loans, as the case may be, occurring on such date; (ii) with respect to any US L/C Obligations on any date, the amount of such US L/C Obligations on such date after giving effect to any US L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the US L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any US Letters of Credit or any reductions in the maximum amount available for drawing under US Letters of Credit taking effect on such date; (iii) with respect to Canadian Committed Loans, Canadian Bid Loans, and Canadian Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Canadian Committed Loans, Canadian Bid Loans, and Canadian Swing Line Loans, as the case may be, occurring on such date; and (iv) with respect to any Canadian L/C Obligations on any date, the amount of such Canadian L/C Obligations on such date after giving effect to any Canadian L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the Canadian L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Canadian Letters of Credit or any reductions in the maximum amount available for drawing under Canadian Letters of Credit taking effect on such date, and (v) with respect to any Bankers' Acceptances, the aggregate outstanding face amount of such Bankers' Acceptances after giving effect to the acceptances, maturities and rollovers thereof on such date.

         "Participant" has the meaning specified in Section 12.08(d).

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "PennzEnergy Exchangeable Debentures" means the following Exchangeable Debentures of PennzEnergy Company, which were issued prior to the merger of PennzEnergy Company with and into US Borrower:

                  (a) 4.90% Exchangeable Senior Debentures due August 15, 2008 in the aggregate principal amount of US $443,807,000; and

                  (b) 4.95% Exchangeable Senior Debentures due August 15, 2008 in the aggregate principal amount of US $316,506,000.

         "Permitted Liens" means:

                  (a) Liens for taxes, assessments or governmental charges which are not due or delinquent, or the validity of which any Restricted Person shall be contesting in good faith; provided such Restricted Person shall have made adequate provision therefor in accordance with GAAP;

                  (b) the Lien of any judgment rendered, or claim filed, against any Restricted Person which does not constitute an Event of Default and which such Restricted Person

                                                          DEVON CREDIT AGREEMENT
         shall be contesting in good faith; provided such Restricted Person shall have made adequate provision therefor in accordance with GAAP;

                  (c) Liens, privileges or other charges imposed or permitted by law such as statutory liens and deemed trusts, carriers' liens, builders' liens, materialmens' liens and other liens, privileges or other charges of a similar nature which relate to obligations not due or delinquent, including any lien or trust arising in connection with workers' compensation, unemployment insurance, pension, employment and similar laws or regulations;

                  (d) Liens arising in the ordinary course of and incidental to construction, maintenance or current operations which have not been filed pursuant to law against any Restricted Person or in respect of which no steps or proceedings to enforce such lien have been initiated or which relate to obligations which are not due or delinquent or if due or delinquent, which such Restricted Person shall be contesting in good faith; provided such Restricted Person shall have made adequate provision therefor in accordance with GAAP;

                  (e) Liens incurred or created in the ordinary course of business and in accordance with sound oil and gas industry practice in respect of the exploration, development or operation of oil and gas properties or related production or processing facilities or the transmission of petroleum substances as security in favor of any other Person conducting the exploration, development, operation or transmission of the property to which such Liens relate, for any Restricted Person's portion of the costs and expenses of such exploration, development, operation or transmission, provided that such costs or expenses are not due or delinquent or, if due or delinquent, which such Restricted Person shall be contesting in good faith; provided such Restricted Person shall have made adequate provision therefor in accordance with GAAP;

                  (f) overriding royalty interests, net profit interests, reversionary interests and carried interests or other similar burdens on production in respect of any Restricted Person's oil and gas properties that are entered into with or granted to arm's length third parties in the ordinary course of business and in accordance with sound oil and gas industry practice in the area of operation;

                  (g) Liens for penalties arising under non-participation provisions of operating agreements in respect of any Restricted Person's oil and gas properties if such Liens do not materially detract from the value of any material part of the property of the Restricted Persons taken as a whole;

                  (h) easements, rights-of-way, servitudes, zoning or other similar rights or restrictions in respect of land held by any Restricted Person (including, without limitation, rights-of-way and servitudes for railways, sewers, drains, pipe lines, gas and water mains, electric light and power and telephone or telegraph or cable television conduits, poles, wires and cables) which, either alone or in the aggregate, do not

                                                          DEVON CREDIT AGREEMENT
         materially detract from the value of such land or materially impair its use in the operation of the business of the Restricted Persons taken as a whole;

                  (i) security given by the Restricted Persons to a public utility or any Governmental Authority when required by such public utility or Governmental Authority in the ordinary course of the business of the Restricted Persons in connection with operations of the Restricted Persons if such security does not, either alone or in the aggregate, materially detract from the value of any material part of the property of the Restricted Persons taken as a whole;

                  (j) the right reserved to or vested in any Governmental Authority by the terms of any lease, license, grant or permit or by any statutory or regulatory provision to terminate any such lease, license, grant or permit or to require annual or other periodic payments as a condition of the continuance thereof;

                  (k) all reservations in the original grant of any lands and premises or any interests therein and all statutory exceptions, qualifications and reservations in respect of title;

                  (l) any Lien from time to time disclosed by any Restricted Person to the Administrative Agent which is consented to by the Required Lenders;

                  (m) any right of first refusal in favor of any Person granted in the ordinary course of business with respect to all or any of the oil and gas properties of any Restricted Person;

                  (n) Liens on cash or marketable securities of any Restricted Persons granted in connection with any Swap Contract permitted under this Agreement;

                  (o) Liens in respect of Indebtedness permitted by Sections 9.01(b), 9.01(f), 9.01(h) and Indebtedness permitted to be secured by Section 9.01(c);

                  (p) Liens in favor of the Administrative Agent for the benefit of the Lender Parties;

                  (q) Liens to collateralize moneys held in a cash collateral account by a lender in respect of the prepayment of bankers' acceptances, letters of credit or similar obligations accepted or issued by such lender but only if at the time of such prepayment no default or event of default has occurred and is continuing under the credit facility pursuant to which the bankers' acceptances or letters of credit have been accepted or issued;

                  (r) purchase money Liens upon or in any tangible personal property and fixtures (including real property surface rights upon which such fixtures are located and contractual rights and receivables relating to such property) acquired by any Restricted Person in the ordinary course of business to secure the purchase price of such property or to secure Indebtedness incurred solely for the purpose of financing the acquisition of such

                                                          DEVON CREDIT AGREEMENT
         property, including any Liens existing on such property at the time of its acquisition (other than any such Lien created in contemplation of any such acquisition);

                  (s) the rights of buyers under production sale contracts related to any Restricted Person's share of petroleum substances entered into in the ordinary course of business, provided that the contracts create no rights (including any Lien) in favor of the buyer or any other Person in, to or over any reserves of petroleum substances or other assets of any Restricted Person, other than a dedication of reserves (not by way of Lien or absolute assignment) on usual industry terms;

                  (t) Liens arising in respect of operating leases of personal property under which Canadian Borrowers or any of their Subsidiaries, or any other Subsidiaries of US Borrower that are incorporated or organized in Canada or one of the provinces thereof, are lessees;

                  (u) Liens on property of a Person existing at the time such Person becomes a Restricted Subsidiary, is merged into or amalgamated or consolidated with US Borrower or any Restricted Subsidiary, provided, such Liens were in existence prior to the contemplation of such stock acquisition, merger, amalgamation or consolidation and do not extend to any assets other than those of the Person so acquired or merged into or amalgamated or consolidated with US Borrower or any Restricted Subsidiary;

                  (v) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the preceding paragraphs (a) to (u) inclusive of this definition, so long as any such extension, renewal or replacement of such Lien is limited to all or any part of the same property that secured the Lien extended, renewed or replaced (plus improvements on such property), the indebtedness or obligation secured thereby is not increased (except for the purpose of paying any prepayment premium or any fees and expenses incurred in connection with any such extension, renewal or replacement) and such Lien is otherwise permitted by the applicable section above;

                  (w)      Liens on Margin Stock;

                  (x)      in addition to Liens permitted by clauses (a) through
         (w) above, Liens on property or assets if the aggregate Indebtedness secured thereby does not exceed two percent (2%) of Consolidated Assets;

provided that nothing in this definition shall in and of itself constitute or be deemed to constitute an agreement or acknowledgment by the Administrative Agent or any Lender that the Indebtedness subject to or secured by any such Permitted Lien ranks (apart from the effect of any Lien included in or inherent in any such Permitted Liens) in priority to the Obligations.

         "Person" means any natural person, corporation, limited liability company, unlimited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

                                                          DEVON CREDIT AGREEMENT

         "Pro Rata Share" means, (a) with respect to each Lender and the Credit Extensions at any time, a fraction (expressed as a percentage and carried to the ninth decimal place) the numerator of which is the amount of the Commitment of such Lender at such time and the denominator of which is the Aggregate Commitment at such time, (b) with respect to the US Credit Extensions of each Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the US Commitment of such Lender at such time and the denominator of which is the amount of the Aggregate US Commitments at such time, and (c) with respect to the Canadian Credit Extensions of each Canadian Lender at any time, a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Canadian Commitment of such Canadian Lender at such time and the denominator of which is the amount of the Aggregate Canadian Commitments at such time; provided that if the commitment of each Lender to make Loans and the obligation of each L/C Issuer to make L/C Credit Extensions and the obligation to accept and purchase BAs have been terminated pursuant to Section 10.02, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof. The initial Pro Rata Share of each Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

         "Register" has the meaning specified in Section 12.08(c).

         "Reg U" means Regulation U promulgated by the Board of Governors of the Federal Reserve System.

         "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

         "Request for US Credit Extension" means (a) with respect to a US Borrowing, conversion or continuation of US Committed Loans, a US Committed Loan Notice, (b) with respect to a US Bid Loan, a US Bid Request, (c) with respect to a US L/C Credit Extension, a US Letter of Credit Application, and (d) with respect to a US Swing Line Loan, a US Swing Line Loan Notice.

         "Required Lenders" means, as of any date of determination, Lenders having more than 50% of the Aggregate Commitments or, if the commitment of each Lender to make Loans and the obligation of each L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 10.02, Lenders holding in the aggregate more than 50% of the Total Outstandings (with the aggregate amount of each Lender's risk participation and funded participation in L/C Obligations and Swing Line Loans being deemed "held" by such Lender for purposes of this definition); provided that the Commitment of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

         "Responsible Officer" means the chief executive officer, president, chief financial officer, vice president - corporate finance, vice president - finance, or treasurer of a Loan Party.

                                                          DEVON CREDIT AGREEMENT

Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

         "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other equity interest of the US Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other equity interest or of any option, warrant or other right to acquire any such capital stock or other equity interest.

         "Restricted Person" means any of the US Borrower and the Restricted Subsidiaries.

         "Restricted Subsidiary" means each of the Canadian Borrowers, Devon Oklahoma, Devon Financing ULC, Devon Trust and any other Material Subsidiary of US Borrower.

         "S&P" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc. and any successor thereto.

         "SEC" means the United States Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

         "SEC Filings" has the meaning specified in Section 7.06.

         "Shareholders' Equity" means, as of any date of determination, consolidated shareholders' equity of the US Borrower and its Subsidiaries as of that date determined in accordance with GAAP.

         "Subordinated US Borrower Debentures" means those certain Convertible Junior Subordinated Debentures which may be issued by the US Borrower to Devon Trust , as described in the Devon Trust Registration Statement, which will be subordinate to the Obligations.

         "Subsidiary" of a Person means a corporation, partnership, joint venture, limited liability company, unlimited liability company, or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person; provided that (a) associations, joint ventures or other relationships (i) which are established pursuant to a standard form operating agreement or similar agreement or which are partnerships for purposes of federal income taxation only, (ii) which are not corporations or partnerships (or subject to the Uniform Partnership Act) under applicable state Law, and (iii) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties, transportation and related facilities and interests owned directly by the parties in such

                                                          DEVON CREDIT AGREEMENT
associations, joint ventures or relationships, shall not be deemed to be "Subsidiaries" of such Person, and (b) associations, joint ventures or other relationships (i) which are not corporations or partnerships under applicable provincial Law, and (ii) whose businesses are limited to the exploration, development and operation of oil, gas or mineral properties, transportation and related facilities and interests owned directly by the parties in such associations, joint ventures or relationships, shall not be deemed to be "Subsidiaries" of such Person. Unless otherwise specified, all references herein to a "Subsidiary" or to "Subsidiaries" shall refer to a Subsidiary or Subsidiaries of the US Borrower.

         "Swap Contract" means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a "Master Agreement"), including any such obligations or liabilities under any Master Agreement.

         "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

         "Swing Line Loans" means, collectively, the US Swing Ling Loans and the Canadian Swing Line Loans.

         "Synthetic Lease Obligation" means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment), other than obligations under
(i) the Production Platform Lease Agreement 2002-1, dated as of June 27, 2002, between Devon Louisiana corporation, a Louisiana corporation ("Devon Louisiana"), as lessee, and Ocean Energy/Bloomvang Platform Statutory Trust 2002-1, a Delaware statutory business trust, as lessor, the Operative Documents (as defined therein) and the Other Operative Documents (as

                                                          DEVON CREDIT AGREEMENT
defined therein), and (ii) the Production Platform Lease Agreement 2002-1, dated as of January 29, 2002, between Devon Louisiana, as lessee, and Ocean Energy/Nansen Platform Statutory Trust 2002-1, a Delaware statutory business trust, as lessor, the Operative Documents (as defined therein) and the Other Operative Documents (as defined therein), in each case, as amended, supplemented, amended and restated, refinanced or replaced from time to time.

         "Termination Event" means (a) the occurrence with respect to any ERISA Plan of (i) a reportable event described in Sections 4043(c)(5) or (6) of ERISA or (ii) any other reportable event described in Section 4043(c) of ERISA other than a reportable event not subject to the provision for 30-day notice to the Pension Benefit Guaranty Corporation pursuant to a waiver by such corporation under Section 4043(a) of ERISA; or (b) the withdrawal of any ERISA Affiliate from an ERISA Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA; or (c) a complete or partial withdrawal by any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; or (d) the filing of a notice of intent to terminate any ERISA Plan or Multiemployer Plan or the treatment of any ERISA Plan amendment or Multiemployer Plan amendment as a termination under
Section 4041 or 4041A of ERISA; or (e) the institution of proceedings to terminate any ERISA Plan or Multiemployer Plan by the Pension Benefit Guaranty Corporation under Section 4042 of ERISA; or (f) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any ERISA Plan or Multiemployer Plan.

         "Threshold Amount" means at any time, the greater of US $250,000,000 and 2.5% of Consolidated Net Worth determined as of the end of the most recent Fiscal Quarter.

         "Total Canadian Outstandings" means the aggregate Outstanding Amount of all Canadian Loans, all Canadian L/C Obligations, and all Bankers' Acceptances.

         "Total Capitalization" means the sum (without duplication) of (i) Consolidated Total Funded Debt plus (ii) US Borrower's consolidated shareholder's equity plus (iii) 60% of the outstanding balance of the Devon Trust Securities. Total Capitalization shall be calculated excluding non-cash write-downs and related charges which are required under Rule 4-10 (Financial Accounting and Reporting for Oil and Gas Producing Activities Pursuant to the Federal Securities Laws and the Energy Policy and Conservation Act of 1975) of Regulation S-X promulgated by SEC Regulation, or by GAAP.

         "Total Outstandings" means the aggregate amount of all Total US Outstandings and all Total Canadian Outstandings.

         "Total US Outstandings" means the aggregate Outstanding Amount of all US Loans and all US L/C Obligations.

         "Type" means (i) with respect to a US Committed Loan, its character as a US Base Rate Loan or a US Dollar Eurodollar Rate Loan, (ii) with respect to a US Bid Loan, its character as a US Absolute Rate Loan or a US Eurodollar Margin Bid Loan, (iii) with respect to a Canadian Committed Borrowing, its character as a Canadian Prime Rate Loan, a Canadian Base Rate

                                                          DEVON CREDIT AGREEMENT

Committed Loan, a Canadian Dollar Eurodollar Rate Loan or a US Dollar Eurodollar Rate Loan or a BA, (iv) with respect to a Canadian Bid Loan, its character as a Canadian Absolute Rate Loan or a Canadian Eurodollar Margin Bid Loan.

         "ULC Guaranty" means the Guaranty made by Devon Financing ULC, substantially in the form of Exhibit G(ULC).

         "United States" and "U.S." mean the United States of America.

         "Uncontested Portion" means, with respect to any Swap Termination Value or any Synthetic Lease Obligation, the amount thereof that is not being contested by the US Borrower or one of its Subsidiaries diligently in good faith.

         "Unrestricted Subsidiary" means any Subsidiary of the US Borrower that is not a Restricted Subsidiary.

         "US Absolute Rate Loan" means a US Bid Loan that bears interest at a rate determined with reference to an Absolute Rate.

         "US Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 50 Basis Points and (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its "prime rate." The "prime rate" is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

         "US Base Rate Committed Loan" means a US Committed Loan that is a US Base Rate Loan.

         "US Base Rate Loan" means a US Loan that bears interest based on the US Base Rate.

         "US Bid Borrowing" means a borrowing consisting of simultaneous US Bid Loans of the same Type from each of the Lenders whose offer to make one or more US Bid Loans as part of such borrowing has been accepted under the auction bidding procedures described in Section 2.03.

         "US Bid Loan" has the meaning specified in Section 2.03(a).

         "US Bid Loan Lender" means, in respect of any US Bid Loan, the Lender making such US Bid Loan to the US Borrower.

         "US Bid Request" means a written request for one or more US Bid Loans substantially in the form of Exhibit B-1.

         "US Borrower" has the meaning specified in the introductory paragraph hereto.

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                                       30

         "US Borrower Guaranty" means the Guaranty made by the US Borrower, substantially in the form of Exhibit G(US).

         "US Borrowing" means a US Committed Borrowing, a US Bid Borrowing or a US Swing Line Borrowing, as the context may require.

         "US Commitment" means, as to each Lender, its obligation to (a) make US Committed Loans to the US Borrower pursuant to Section 2.01, (b) purchase participations in US L/C Obligations, and (c) purchase participations in US Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the such Lender's Commitment minus its (or its Affiliate's) Canadian Commitment, if any.

         "US Committed Borrowing" means a borrowing consisting of simultaneous US Committed Loans of the same Type and, in the case of US Eurodollar Rate Committed Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01.

         "US Committed Loan" has the meaning specified in Section 2.01.

         "US Committed Loan Notice" means a notice of (a) a US Committed Borrowing, (b) a conversion of US Committed Loans from one Type to the other, or
(c) a continuation of US Eurodollar Rate Committed Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A.

         "US Competitive Bid" means a written offer by a Lender to make one or more US Bid Loans, substantially in the form of Exhibit B-2, duly completed and signed by a Lender.

         "US Credit Extension" means each of the following: (a) a US Borrowing and (b) a US L/C Credit Extension.

         "US Dollar" and "US $" mean lawful money of the United States.

         "US Dollar Equivalent" means, on any date of determination, the equivalent in US Dollars of any value or sum denominated in Canadian Dollars using the rate of exchange quoted by Bank of Canada on the Business Day preceding the day as of which any determination of such rate is required to be made under the terms hereof as the noon mid-market spot rate for conversions of Canadian Dollars into US Dollars.

         "US Dollar Eurodollar Rate" means for any Interest Period with respect to a US Dollar Eurodollar Rate Loan or a Canadian US Eurodollar Rate Committed
Loan:

                  (a) the rate per annum equal to the rate (carried to the fifth decimal place) determined by the Administrative Agent to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in US Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

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                                       31

                  (b) if the rate referenced in the preceding clause (a) does not appear on such page or service or such page or service shall not be available, the rate per annum (carried to the fifth decimal place) equal to the rate determined by the Administrative Agent to be the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in US Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period, determined as of approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, or

                  (c) if the rates referenced in the preceding clauses (a) and (b) are not available, the rate per annum determined by the Administrative Agent as the rate of interest at which deposits in US Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the US Dollar Eurodollar Rate Loan being made, continued or converted by Bank of America (or, in the case of a US Bid Loan, the applicable US Bid Loan Lender) and with a term equivalent to such Interest Period would be offered by Bank of America's (or such US Bid Loan Lender's) London Branch to major banks in the London interbank eurodollar market at their request at approximately 4:00 p.m. (London time) two Business Days prior to the first day of such Interest Period.

         "US Dollar Eurodollar Rate Loan" means a US Eurodollar Rate Committed Loan or a US Eurodollar Margin Bid Loan.

         "US Eurodollar Bid Margin" means the margin above or below the US Dollar Eurodollar Rate to be added to or subtracted from the US Dollar Eurodollar Rate, which margin shall be expressed in multiples of 1/100th of one basis point.

         "US Eurodollar Margin Bid Loan" means a US Bid Loan that bears interest at a rate based upon the US Dollar Eurodollar Rate.

         "US Eurodollar Rate Committed Loan" means a US Committed Loan that bears interest at a rate based on the US Dollar Eurodollar Rate.

         "US Guarantor" means Devon Financing ULC.

         "US Guaranty" means the guaranty of the US Obligations made by the US Guarantor in favor of the Administrative Agent on behalf of the Lenders under the ULC Guaranty.

         "US L/C Advance" means, with respect to each Lender, such Lender's funding of its participation in any US L/C Borrowing in accordance with its Pro Rata Share.

         "US L/C Borrowing" means an extension of credit resulting from a drawing under any US Letter of Credit which has not been reimbursed on the date when made or refinanced as a US Committed Borrowing.

         "US L/C Credit Extension" means, with respect to any US Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

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                                       32

         "US L/C Issuer" means Bank of America, JP Morgan, or any other Lender that may issue US Letters of Credit hereunder, as mutually agreed to by Administrative Agent and US Borrower and such Lender, in such Person's capacity as issuer of US Letters of Credit hereunder, or any successor issuer of US Letters of Credit hereunder.

         "US L/C Obligations" means, as at any date of determination, the aggregate undrawn amount of all outstanding US Letters of Credit plus the aggregate of all US Unreimbursed Amounts, including all US L/C Borrowings. For all purposes of this Agreement, if on any date of determination a US Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such US Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

         "US Letter of Credit" means any letter of credit issued hereunder and shall include the Existing US Letters of Credit. A US Letter of Credit may be a commercial letter of credit or a standby letter of credit.

         "US Letter of Credit Application" means an application and agreement for the issuance or amendment of a US Letter of Credit in the form from time to time in use by the US L/C Issuer and acceptable to the US Borrower.

         "US Letter of Credit Fee" has the meaning specified in Section 2.04(i).

         "US Letter of Credit Sublimit" means an amount equal to US $1,000,000,000 minus the Canadian Letter of Credit Sublimit. The US Letter of Credit Sublimit is part of, and not in addition to, the Aggregate US Commitments.

         "US Loan" means an extension of credit by a Lender to the US Borrower under Article II in the form of a US Committed Loan, a US Bid Loan or a US Swing Line Loan.

         "US Note" means a promissory note made by the US Borrower in favor of a Lender evidencing US Loans made by such Lender, substantially in the form of Exhibit D-1.

         "US Obligations" means all Obligations other than Canadian Obligations.

         "US Required Lenders" means, as of any date of determination, Lenders having more than 50% of the Aggregate US Commitments or, if the commitment of each Lender to make US Committed Loans and the obligation of each US L/C Issuer to make US L/C Credit Extensions have been terminated, Lenders holding in the aggregate more than 50% of the Total US Outstandings (with the aggregate amount of each Lender's risk participation and funded participation in US L/C Obligations and US Swing Line Loans being deemed "held" by such Lender for purposes of this definition); provided that the US Commitment of, and the portion of the Total US Outstandings held or deemed held by, any US Defaulting Lender shall be excluded for purposes of making a determination of US Required Lenders.

         "US Swing Line" means the revolving credit facility made available by the US Swing Line Lender pursuant to Section 2.05.

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                                       33

         "US Swing Line Borrowing" means a borrowing of a US Swing Line Loan pursuant to Section 2.05.

         "US Swing Line Lender" means Bank of America or any other Lender that may provide US Swing Line Loans hereunder, as mutually agreed to by Administrative Agent and the US Borrower, in such Person's capacity as provider of US Swing Line Loans hereunder, or any successor swing line lender hereunder.

         "US Swing Line Loan" has the meaning specified in Section 2.05(a).

         "US Swing Line Loan Notice" means a notice of a US Swing Line Borrowing pursuant to Section 2.05(b), which, if in writing, shall be substantially in the form of Exhibit C.

         "US Swing Line Rate" means on any day a fluctuating rate of interest per annum established from time to time by Bank of America, as its money market rate, which rate may not be the lowest rate of interest charged by Bank of America, to its customers, plus the Applicable Rate.

         "US Swing Line Sublimit" means an amount equal to the lesser of (a) US $25,000,000 and (b) the Aggregate US Commitments. The US Swing Line Sublimit is part of, and not in addition to, the Aggregate US Commitments.

         "US Unreimbursed Amount" has the meaning specified in Section
2.04(c)(i).

         1.02 OTHER INTERPRETIVE PROVISIONS. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

         (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

         (b) (i) The words "herein," "hereto," "hereof" and "hereunder" and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

                  (ii) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

                  (iii) The term "including" is by way of example and not limitation.

                  (iv) The term "documents" includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

         (c) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including;" the words "to" and "until" each mean "to but excluding;" and the word "through" means "to and including."

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                                       34

         (d) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

         1.03 ACCOUNTING TERMS. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

         (b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the US Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the US Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders and the US Borrower); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and
(ii) the US Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

         1.04 ROUNDING. Any financial ratios required to be maintained by the US Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

         1.05 REFERENCES TO AGREEMENTS AND LAWS. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

         1.06 TIMES OF DAY. Unless otherwise specified, all references herein to times of day made with respect to the Canadian SubFacility shall be references to Eastern time (daylight or standard, as applicable), and all other references herein to times of day shall be references to Central time (daylight or standard, as applicable).

         1.07 LETTER OF CREDIT AMOUNTS. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of

                                                          DEVON CREDIT AGREEMENT

Credit or the Issuer Documents related thereto, whether or not such maximum face amount is in effect at such time.

         1.08 US DOLLAR EQUIVALENT. Except for the purposes of determining any amounts under Section 3.10, for the purposes of determining any amount relating to any Commitment or any Obligation or any amount referred to in any representation or warranty, covenant or Default, where such amount is the result of any mathematical calculation or equation which includes amounts denominated in Canadian Dollars together with amounts denominated in US Dollars, all relevant amounts included in such calculation or equation that are denominated in Canadian Dollars shall be calculated, as of such time of determination, at the US Dollar Equivalent thereof.

                                   ARTICLE II.
                     US COMMITMENTS AND US CREDIT EXTENSION

         2.01 US COMMITTED LOANS. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a "US Committed Loan") to the US Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of the US Commitment of such Lender; provided, however, that after giving effect to any US Committed Borrowing, (i) the Total US Outstandings shall not exceed the Aggregate US Commitments, and (ii) the aggregate Outstanding Amount of the US Committed Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all US L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all US Swing Line Loans shall not exceed the US Commitment of such Lender. Within the limits of the US Commitment of each Lender, and subject to the other terms and conditions hereof, the US Borrower may borrow under this Section 2.01, prepay under Section 2.06, and reborrow under this Section 2.01. US Committed Loans may be US Base Rate Loans or US Eurodollar Rate Committed Loans, as further provided herein.

         2.02     US BORROWINGS, CONVERSIONS AND CONTINUATIONS OF US COMMITTED
LOANS.

         (a) Each US Committed Borrowing, each conversion of US Committed Loans from one Type to the other, and each continuation of US Eurodollar Rate Committed Loans shall be made upon the US Borrower's irrevocable notice to (except as provided in Section 5.03(a)) the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) two Business Days prior to the requested date of any US Borrowing of, conversion to or continuation of US Eurodollar Rate Committed Loans or of any conversion of US Eurodollar Rate Committed Loans to US Base Rate Committed Loans, and (ii) on the requested date of any US Borrowing of US Base Rate Committed Loans. Each telephonic notice by the US Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written US Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the US Borrower. Each US Borrowing of, conversion to or continuation of US Eurodollar Rate Committed Loans shall be in a principal amount of US $5,000,000 or a whole multiple of US $1,000,000 in excess thereof. Except as provided in Sections 2.04(c) and 2.05(c), each US Borrowing of or conversion to US Base Rate Committed Loans shall be in a principal amount of US $1,000,000

                                                          DEVON CREDIT AGREEMENT
or a whole multiple of US $100,000 in excess thereof. Each US Committed Loan Notice (whether telephonic or written) shall specify (i) whether the US Borrower is requesting a US Committed Borrowing, a conversion of US Committed Loans from one Type to the other, or a continuation of US Eurodollar Rate Committed Loans,
(ii) the requested date of the US Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of US Committed Loans to be borrowed, converted or continued, (iv) the Type of US Committed Loans to be borrowed or to which existing US Committed Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the US Borrower fails to specify a Type of US Committed Loan in a US Committed Loan Notice or if the US Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable US Committed Loans shall be made as, or converted to, US Base Rate Loans. Any such automatic conversion to US Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable US Eurodollar Rate Committed Loans. If the US Borrower requests a US Committed Borrowing of, conversion to, or continuation of US Eurodollar Rate Committed Loans in any such US Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

         (b) Following receipt of a US Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share of the applicable US Committed Loans, and if no timely notice of a conversion or continuation is provided by the US Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to US Base Rate Loans described in the preceding subsection. In the case of a US Committed Borrowing, each Lender shall make the amount of its US Committed Loan available to the Administrative Agent in immediately available funds at the Administrative Agent's Office not later than 1:00 p.m. on the Business Day specified in the applicable US Committed Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 6.02 (and, if such US Borrowing is the initial US Credit Extension, Section 6.01), the Administrative Agent shall make all funds so received available to the US Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the US Borrower on the books of Bank of America with the amount of such funds or
(ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the US Borrower; provided, however, that if, on the date the US Committed Loan Notice with respect to such US Borrowing is given by the US Borrower, there are US L/C Borrowings outstanding, then the proceeds of such US Borrowing, first, shall be applied, to the payment in full of any such US L/C Borrowings, and second, shall be made available to the US Borrower as provided above.

         (c) Except as otherwise provided herein, a US Eurodollar Rate Committed Loan may be continued or converted only on the last day of an Interest Period for such US Eurodollar Rate Committed Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as US Eurodollar Rate Committed Loans without the consent of the US Required Lenders.

         (d) The Administrative Agent shall promptly notify the US Borrower and the Lenders of the interest rate applicable to any Interest Period for US Eurodollar Rate Committed Loans

                                                          DEVON CREDIT AGREEMENT
upon determination of such interest rate. The determination of the US Dollar Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that US Base Rate Loans are outstanding, the Administrative Agent shall notify the US Borrower and the Lenders of any change in Bank of America's prime rate used in determining the US Base Rate promptly following the public announcement of such change.

         (e) After giving effect to all US Committed Borrowings, all conversions of US Committed Loans from one Type to the other, and all continuations of US Committed Loans as the same Type, there shall not be more than ten Interest Periods in effect with respect to US Committed Loans.

         2.03     US BID LOANS.

         (a) General. Subject to the terms and conditions set forth herein, each Lender agrees that the US Borrower may from time to time request the Lenders to submit offers to make loans (each such loan, a "US Bid Loan") for requested maturities of thirty (30) days or more to the US Borrower prior to the Maturity Date pursuant to this Section 2.03; provided, however, that after giving effect to any US Bid Borrowing, the Total US Outstandings shall not exceed the Aggregate US Commitments. There shall not be more than five different Interest Periods in effect with respect to US Bid Loans at any time.

         (b) Requesting US Competitive Bids. The US Borrower may request the submission of US Competitive Bids by delivering a US Bid Request to the Administrative Agent not later than 12:00 noon (i) one Business Day prior to the requested date of any US Bid Borrowing that is to consist of US Absolute Rate Loans, or (ii) four Business Days prior to the requested date of any US Bid Borrowing that is to consist of US Eurodollar Margin Bid Loans. Each US Bid Request shall specify (i) the requested date of the US Bid Borrowing (which shall be a Business Day), (ii) the aggregate principal amount of US Bid Loans requested (which must be US $5,000,000 or a whole multiple of US $1,000,000 in excess thereof), (iii) the Type of US Bid Loans requested, and (iv) the duration of the Interest Period with respect thereto, and shall be signed by a Responsible Officer of the US Borrower. No US Bid Request shall contain a request for (i) more than one Type of US Bid Loan or (ii) US Bid Loans having more than three different Interest Periods. Unless the Administrative Agent otherwise agrees in its sole and absolute discretion, the US Borrower may not submit a US Bid Request if it has submitted another US Bid Request within the prior five Business Days.

         (c)      Submitting US Competitive Bids.

                  (i) The Administrative Agent shall promptly notify each Lender of each US Bid Request received by it from the US Borrower and the contents of such US Bid Request.

                  (ii) Each Lender may (but shall have no obligation to) submit a US Competitive Bid containing an offer to make one or more US Bid Loans in response to such US Bid Request. Such US Competitive Bid must be delivered to the Administrative Agent not later than 10:30 a.m.
         (A) on the requested date of any US Bid Borrowing that

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

         is to consist of US Absolute Rate Loans, and (B) three Business Days prior to the requested date of any US Bid Borrowing that is to consist of US Eurodollar Margin Bid Loans; provided, however, that any US Competitive Bid submitted by Bank of America in its capacity as a Lender in response to any US Bid Request must be submitted to the Administrative Agent not later than 10:15 a.m. on the date on which US Competitive Bids are required to be delivered by the other Lenders in response to such US Bid Request. Each US Competitive Bid shall specify
         (A) the proposed date of the US Bid Borrowing; (B) the principal amount of each US Bid Loan for which such US Competitive Bid is being made, which principal amount (x) may be equal to, greater than or less than the US Commitment of the bidding Lender, (y) must be US $5,000,000 or a whole multiple of US $1,000,000 in excess thereof, and (z) may not exceed the principal amount of US Bid Loans for which US Competitive Bids were requested; (C) if the proposed US Bid Borrowing is to consist of US Absolute Rate Loans, the Absolute Rate offered for each such US Bid Loan and the Interest Period applicable thereto; (D) if the proposed US Bid Borrowing is to consist of US Eurodollar Margin Bid Loans, the US Eurodollar Bid Margin with respect to each such US Eurodollar Margin Bid Loan and the Interest Period applicable thereto; and (E) the identity of the bidding Lender.

                  (iii) Any US Competitive Bid shall be disregarded if it (A) is received after the applicable time specified in clause (ii) above,
         (B) is not substantially in the form of a US Competitive Bid as specified herein, (C) contains qualifying, conditional or similar language, (D) proposes terms other than or in addition to those set forth in the applicable US Bid Request, or (E) is otherwise not responsive to such US Bid Request. Any Lender may correct a US Competitive Bid containing a manifest error by submitting a corrected US Competitive Bid (identified as such) not later than the applicable time required for submission of US Competitive Bids. Any such submission of a corrected US Competitive Bid shall constitute a revocation of the US Competitive Bid that contained the manifest error. The Administrative Agent may, but shall not be required to, notify any Lender of any manifest error it detects in such Lender's US Competitive Bid.

                  (iv) Subject only to the provisions of Sections 5.02, 5.03 and 6.02 and clause (iii) above, each US Competitive Bid shall be irrevocable.

         (d) Notice to US Borrower of US Competitive Bids. Not later than 11:00 a.m. (i) on the requested date of any US Bid Borrowing that is to consist of US Absolute Rate Loans, or (ii) three Business Days prior to the requested date of any US Bid Borrowing that is to consist of US Eurodollar Margin Bid Loans, the Administrative Agent shall notify the US Borrower of the identity of each Lender that has submitted a US Competitive Bid that complies with Section 2.03(c) and of the terms of the offers contained in each such US Competitive Bid.

         (e)      Acceptance of US Competitive Bids. Not later than 11:30 a.m.
(i) on the requested date of any US Bid Borrowing that is to consist of US Absolute Rate Loans, and (ii) three Business Days prior to the requested date of any US Bid Borrowing that is to consist of US Eurodollar Margin Bid Loans, the US Borrower shall notify the Administrative Agent of its acceptance or rejection of the offers notified to it pursuant to Section 2.03(d). The US Borrower shall be under no obligation to accept any US Competitive Bid and may choose to reject all US

                                                          DEVON CREDIT AGREEMENT

Competitive Bids. In the case of acceptance, such notice shall specify the aggregate principal amount of US Competitive Bids for each Interest Period that is accepted. The US Borrower may accept any US Competitive Bid in whole or in part; provided that:

                  (i) the aggregate principal amount of each US Bid Borrowing may not exceed the applicable amount set forth in the related US Bid Request;

                  (ii) the principal amount of each US Bid Loan must be US $5,000,000 or a whole multiple of US $1,000,000 in excess thereof;

                  (iii) the acceptance of offers may be made only on the basis of ascending Absolute Rates or US Eurodollar Bid Margins within each Interest Period; and

                  (iv) the US Borrower may not accept any offer that is described in Section 2.03(c)(iii) or that otherwise fails to comply with the requirements hereof.

         (f) Procedure for Identical US Bids. If two or more Lenders have submitted US Competitive Bids at the same Absolute Rate or US Eurodollar Bid Margin, as the case may be, for the same Interest Period, and the result of accepting all of such US Competitive Bids in whole (together with any other US Competitive Bids at lower Absolute Rates or US Eurodollar Bid Margins, as the case may be, accepted for such Interest Period in conformity with the requirements of Section 2.03(e)(iii)) would be to cause the aggregate outstanding principal amount of the applicable US Bid Borrowing to exceed the amount specified therefor in the related US Bid Request, then, unless otherwise agreed by the US Borrower, the Administrative Agent and such Lenders, such US Competitive Bids shall be accepted as nearly as possible in proportion to the amount offered by each such Lender in respect of such Interest Period, with such accepted amounts being rounded to the nearest whole multiple of US $1,000,000.

         (g) Notice to Lenders of Acceptance or Rejection of US Bids. The Administrative Agent shall promptly notify each Lender having submitted a US Competitive Bid whether or not its offer has been accepted and, if its offer has been accepted, of the amount of the US Bid Loan or US Bid Loans to be made by it on the date of the applicable US Bid Borrowing. Any US Competitive Bid or portion thereof that is not accepted by the US Borrower by the applicable time specified in Section 2.03(e) shall be deemed rejected.

         (h) Notice of US Dollar Eurodollar Rate. If any US Bid Borrowing is to consist of US Eurodollar Margin Bid Loans, the Administrative Agent shall determine the US Dollar Eurodollar Rate for the relevant Interest Period, and promptly after making such determination, shall notify the US Borrower and the Lenders that will be participating in such US Bid Borrowing of such US Dollar Eurodollar Rate.

         (i) Funding of US Bid Loans. Each Lender that has received notice pursuant to Section 2.03(g) that all or a portion of its US Competitive Bid has been accepted by the US Borrower shall make the amount of its US Bid Loan(s) available to the Administrative Agent in immediately available funds at the Administrative Agent's Office not later than 1:00 p.m. on the date of the requested US Bid Borrowing. Upon satisfaction of the applicable conditions set forth

                                                          DEVON CREDIT AGREEMENT
in Section 6.02, the Administrative Agent shall make all funds so received available to the US Borrower in like funds as received by the Administrative Agent.

         (j) Notice of Range of US Bids. After each US Competitive Bid auction pursuant to this Section 2.03, the Administrative Agent shall notify each Lender that submitted a US Competitive Bid in such auction of the ranges of bids submitted (without the bidder's name) and accepted for each US Bid Loan and the aggregate amount of each US Bid Borrowing.

         2.04     US LETTERS OF CREDIT.

         (a)      The US Letter of Credit Commitment.

                  (i)      Subject to the terms and conditions set forth herein,
         (A) the US L/C Issuer agrees, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue US Letters of Credit for the account of the US Borrower, and to amend or renew US Letters of Credit previously issued by it, in accordance with subsection (b) below, and
         (2) to honor drawings under the US Letters of Credit; and (B) the Lenders severally agree to participate in US Letters of Credit issued for the account of the US Borrower and any drawings thereunder; provided that after giving effect to any US L/C Credit Extension with respect to any US Letter of Credit, (x) the Total US Outstandings shall not exceed the Aggregate US Commitments, (y) the aggregate Outstanding Amount of the US Committed Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all US L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all US Swing Line Loans shall not exceed such Lender's US Commitment, and (z) the Outstanding Amount of the US L/C Obligations shall not exceed the US Letter of Credit Sublimit. Each request by the US Borrower for the issuance or amendment of a US Letter of Credit shall be deemed to be a representation by the US Borrower that the US L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the US Borrower's ability to obtain US Letters of Credit shall be fully revolving, and accordingly the US Borrower may, during the foregoing period, obtain US Letters of Credit to replace US Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing US Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

                  (ii) The US L/C Issuer shall not issue any US Letter of Credit, if the expiry date of such requested US Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date.

                  (iii) The US L/C Issuer shall not be under any obligation to issue any US Letter of Credit if:

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                                       41

                           (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the US L/C Issuer from issuing such US Letter of Credit, or any Law applicable to the US L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the US L/C Issuer shall prohibit, or request that the US L/C Issuer refrain from, the issuance of letters of credit generally or such US Letter of Credit in particular or shall impose upon the US L/C Issuer with respect to such US Letter of Credit any restriction, reserve or capital requirement (for which the US L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the US L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the US L/C Issuer in good faith deems material to it, unless the US Borrower confirms that it will pay the foregoing;

                           (B) the issuance of such US Letter of Credit would violate any Laws;

                           (C)      except as otherwise agreed by the
                  Administrative Agent and the US L/C Issuer, such US Letter of Credit is in an initial face amount less than US $10,000;

                           (D)      such US Letter of Credit is to be
                  denominated in a currency other than US Dollars; or

                           (E) if the US L/C Issuer is JPMorgan, if such US Letter of Credit is to be issued after the Closing Date unless such US Letter of Credit renews, amends or replaces a US Letter of Credit previously issued by JPMorgan or one of its Affiliates.

                  (iv) The US L/C Issuer shall not amend any US Letter of Credit if the US L/C Issuer would not be permitted at such time to issue such US Letter of Credit in its amended form under the terms hereof.

                  (v) The US L/C Issuer shall be under no obligation to amend any US Letter of Credit if (A) the US L/C Issuer would have no obligation at such time to issue such US Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such US Letter of Credit does not accept the proposed amendment to such US Letter of Credit.

         (b)      Procedures for Issuance and Amendment of US Letters of Credit.

                  (i) Each US Letter of Credit shall be issued or amended, as the case may be, upon the request of the US Borrower delivered to the US L/C Issuer (with a copy to the Administrative Agent) in the form of a US Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the US Borrower. Such US Letter of Credit Application must be received by the US L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least two Business Days (or such later date and time as the

                                                          DEVON CREDIT AGREEMENT

         Administrative Agent and the US L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a US Letter of Credit, such US Letter of Credit Application shall specify in form and detail satisfactory to the US L/C
         Issuer: (A) the proposed issuance date of the requested US Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and
         (G) such other matters as the US L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding US Letter of Credit, such US Letter of Credit Application shall specify in form and detail satisfactory to the US L/C Issuer (A) the US Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the US L/C Issuer may require. Additionally, the US Borrower shall furnish to the US L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested US Letter of Credit issuance or amendment, including any Issuer Documents, as the US L/C Issuer or the Administrative Agent may reasonably require.

                  (ii) Promptly after receipt of any US Letter of Credit Application, the US L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such US Letter of Credit Application from the US Borrower and, if not, the US L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the US L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable US Letter of Credit, that one or more applicable conditions contained in Article VI shall not then be satisfied, then, subject to the terms and conditions hereof, the US L/C Issuer shall, on the requested date, issue a US Letter of Credit for the account of the US Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the US L/C Issuer's usual and customary business practices. Immediately upon the issuance of each US Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the US L/C Issuer a risk participation in such US Letter of Credit in an amount equal to the product of such Lender's Pro Rata Share times the amount of such US Letter of Credit.

                  (iii) Promptly after its delivery of any US Letter of Credit or any amendment to a US Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the US L/C Issuer will also deliver to the US Borrower and the Administrative Agent a true and complete copy of such US Letter of Credit or amendment.

         (c)      Drawings and Reimbursements; Funding of Participations.

                  (i) Upon receipt from the beneficiary of any US Letter of Credit of any notice of a drawing under such US Letter of Credit, the US L/C Issuer shall notify the US Borrower and the Administrative Agent thereof. Not later than 11:00 a.m. on the date of

                                                          DEVON CREDIT AGREEMENT
         any payment by the US L/C Issuer under a US Letter of Credit (each such date, an "US Honor Date"), the US Borrower shall reimburse the US L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing by means of a Borrowing of US Base Rate Committed Loans or otherwise. If the US Borrower fails so to reimburse the US L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the US Honor Date, the amount of the unreimbursed drawing (the "US Unreimbursed Amount"), and the amount of such Lender's Pro Rata Share thereof. In such event, the US Borrower shall be deemed to have requested a US Committed Borrowing of US Base Rate Loans to be disbursed on the US Honor Date in an amount equal to the US Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of US Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate US Commitments and whether or not the conditions set forth in
         Section 6.02 are satisfied. Any notice given by the US L/C Issuer or the Administrative Agent pursuant to this Section 2.04(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                  (ii) Each Lender (including the Lender acting as US L/C Issuer) shall upon any notice pursuant to Section 2.04(c)(i) make funds available to the Administrative Agent for the account of the US L/C Issuer at the Administrative Agent's Office in an amount equal to its Pro Rata Share of the US Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.04(c)(iii), each Lender that so makes funds available shall be deemed to have made a US Base Rate Committed Loan to the US Borrower in such amount. The Administrative Agent shall remit the funds so received to the US L/C Issuer.

                  (iii) With respect to any US Unreimbursed Amount that is not fully refinanced by a US Committed Borrowing of US Base Rate Loans for any reason, the US Borrower shall be deemed to have incurred from the US L/C Issuer a US L/C Borrowing in the amount of the US Unreimbursed Amount that is not so refinanced, which US L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a per annum rate equal to (i) for the first three (3) Business Days after the date of such US L/C Borrowing, the US Base Rate, and (ii) thereafter, the US Base Rate plus two percent (2%). In such event, each Lender's payment to the Administrative Agent for the account of the US L/C Issuer pursuant to Section 2.04(c)(ii) shall be deemed payment in respect of its participation in such US L/C Borrowing and shall constitute a US L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.04.

                  (iv) Until each Lender funds its US Committed Loan or US L/C Advance pursuant to this Section 2.04(c) to reimburse the US L/C Issuer for any amount drawn under any US Letter of Credit, interest in respect of such Lender's Pro Rata Share of such amount shall be solely for the account of the US L/C Issuer.

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                                       44

                  (v) Each Lender's obligation to make US Committed Loans or US L/C Advances to reimburse the US L/C Issuer for amounts drawn under US Letters of Credit, as contemplated by this Section 2.04(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the US L/C Issuer, the US Borrower or any other Person for any reason whatsoever;
         (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such making of a US L/C Advance shall relieve or otherwise impair the obligation of the US Borrower to reimburse the US L/C Issuer for the amount of any payment made by the US L/C Issuer under any US Letter of Credit, together with interest as provided herein.

                  (vi) If any Lender fails to make available to the Administrative Agent for the account of the US L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(ii), the US L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the US L/C Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the US L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

         (d)      Repayment of Participations.

                  (i) At any time after the US L/C Issuer has made a payment under any US Letter of Credit and has received from any Lender such Lender's US L/C Advance in respect of such payment in accordance with Section 2.04(c), if the Administrative Agent receives for the account of the US L/C Issuer any payment in respect of the related US Unreimbursed Amount or interest thereon (whether directly from the US Borrower or otherwise, including proceeds of cash collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's US L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

                  (ii) If any payment received by the Administrative Agent for the account of the US L/C Issuer pursuant to Section 2.04(c)(i) is required to be returned under any of the circumstances described in
         Section 12.07 (including pursuant to any settlement entered into by the US L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent for the account of the US L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.

                                                          DEVON CREDIT AGREEMENT

         (e) Obligations Absolute. The obligation of the US Borrower to reimburse the US L/C Issuer for each drawing under each US Letter of Credit and to repay each US L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

                  (i) any lack of validity or enforceability of such US Letter of Credit, this Agreement, or any other Loan Document;

                  (ii) the existence of any claim, counterclaim, set-off, defense or other right that the US Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such US Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the US L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such US Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

                  (iii) any draft, demand, certificate or other document presented under such US Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such US Letter of Credit;

                  (iv) any payment by the US L/C Issuer under such US Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such US Letter of Credit; or any payment made by the US L/C Issuer under such US Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such US Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

                  (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the US Borrower or any Subsidiary.

         The US Borrower shall promptly examine a copy of each US Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the US Borrower's instructions or other irregularity, the US Borrower will promptly notify the US L/C Issuer. The US Borrower shall be conclusively deemed to have waived any such claim against the US L/C Issuer and its correspondents unless such notice is given as aforesaid.

         (f) Role of US L/C Issuer. Each Lender and the US Borrower agree that, in paying any drawing under a US Letter of Credit, the US L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the US Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the US L/C Issuer, any Agent-Related Person nor any of the respective correspondents, participants

                                                          DEVON CREDIT AGREEMENT
or assignees of the US L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the US Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any US Letter of Credit or US Letter of Credit Application. The US Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any US Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the US Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the US L/C Issuer, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of the US L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.04(e); provided, however, that anything in such clauses to the contrary notwithstanding, the US Borrower may have a claim against the US L/C Issuer, and the US L/C Issuer may be liable to the US Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the US Borrower which the US Borrower proves were caused by the US L/C Issuer's willful misconduct or gross negligence or the US L/C Issuer's willful failure to pay under any US Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a US Letter of Credit. In furtherance and not in limitation of the foregoing, the US L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the US L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a US Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         (g)      Cash Collateral. Upon the request of the Administrative Agent,
(i) if the US L/C Issuer has honored any full or partial drawing request under any US Letter of Credit and such drawing has resulted in a US L/C Borrowing, or
(ii) if, as of the Letter of Credit Expiration Date, any US Letter of Credit for any reason remains outstanding and partially or wholly undrawn, the US Borrower shall immediately Cash Collateralize the then Outstanding Amount of all US L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such US L/C Borrowing or the Letter of Credit Expiration Date, as the case may be). Sections 3.06 and 10.02(c) set forth certain additional requirements to deliver Cash Collateral hereunder. The US Borrower hereby grants to the Administrative Agent, for the benefit of the US L/C Issuer and the Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Such Cash Collateral shall be maintained in blocked deposit accounts at Bank of America. Pending application thereof, such Cash Collateral shall be invested by the US L/C Issuer in such investments as the applicable US L/C Issuer may choose in its sole discretion. All interest on (and other proceeds of) such investments shall be reinvested or applied to US L/C Obligations or other US Obligations which are due and payable.

         (h) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by the US L/C Issuer and the US Borrower when a US Letter of Credit is issued (including any such agreement applicable to an Existing US Letter of Credit), (i) the rules of the ISP shall apply to each standby US Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for

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Documentary Credits, as most recently published by the International Chamber of
Commerce at the time of issuance shall apply to each commercial US Letter of Credit.

         (i) US Letter of Credit Fees. The US Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share a US Letter of Credit fee (the "US Letter of Credit Fee") for each US Letter of Credit equal to the Applicable Rate times the daily maximum amount available to be drawn under such US Letter of Credit. US Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such US Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each standby US Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

         (j) Fronting Fee and Documentary and Processing Charges Payable to US L/C Issuer. The US Borrower shall pay directly to the US L/C Issuer for its own account a fronting fee with respect to each US Letter of Credit in the amount specified in the applicable Fee Letter, payable on the actual daily maximum amount available to be drawn under such US Letter of Credit. Such fronting fee shall be computed on a quarterly basis in arrears. Such fronting fee shall be due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such US Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the US Borrower shall pay directly to the US L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the US L/C Issuer relating to letters of credit as agreed to by the US Borrower and the applicable US L/C Issuer. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

         (k) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

         (l) Designation of Subsidiaries as Account Parties. Notwithstanding anything to the contrary set forth in this Agreement, including without limitation Section 2.04(a), a US Letter of Credit issued hereunder shall, upon the request of the US Borrower, be issued for the account of any Subsidiary of the US Borrower, provided that notwithstanding such request, the US Borrower shall be the actual account party for all purposes of this Agreement for such US Letter of Credit, and such request shall not affect the US Borrower's reimbursement obligations hereunder with respect to such US Letter of Credit.

         2.05     US SWING LINE LOANS.

         (a) The US Swing Line. Subject to the terms and conditions set forth herein, the US Swing Line Lender agrees to make loans (each such loan, a "US Swing Line Loan") to the US Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the US Swing Line Sublimit,

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

notwithstanding the fact that such US Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Amount of US Committed Loans and US L/C Obligations of the Lender acting as US Swing Line Lender, may exceed the amount of such Lender's US Commitment; provided, however, that after giving effect to any US Swing Line Loan, (i) the Total US Outstandings shall not exceed the Aggregate US Commitments, and (ii) the aggregate Outstanding Amount of the US Committed Loans of any Lender, plus such Lender's Pro Rata Share of the Outstanding Amount of all US L/C Obligations, plus such Lender's Pro Rata Share of the Outstanding Amount of all US Swing Line Loans shall not exceed such Lender's US Commitment, and provided, further, that the US Borrower shall not use the proceeds of any US Swing Line Loan to refinance any outstanding US Swing Line Loan. Within the foregoing limits, and subject to the other terms and conditions hereof, the US Borrower may borrow under this Section 2.05, prepay under Section 2.06, and reborrow under this Section 2.05. Each US Swing Line Loan shall be a US Base Rate Loan. Immediately upon the making of a US Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the US Swing Line Lender a risk participation in such US Swing Line Loan in an amount equal to the product of such Lender's Pro Rata Share times the amount of such US Swing Line Loan.

         (b) US Borrowing Procedures. Each US Swing Line Borrowing shall be made upon the US Borrower's irrevocable notice to the US Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the US Swing Line Lender and the Administrative Agent not later than 3:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of US $1,000,000, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the US Swing Line Lender and the Administrative Agent of a written US Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the US Borrower. Promptly after receipt by the US Swing Line Lender of any telephonic US Swing Line Loan Notice, the US Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such US Swing Line Loan Notice and, if not, the US Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the US Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 4:00 p.m. on the date of the proposed US Swing Line Borrowing (A) directing the US Swing Line Lender not to make such US Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 2.05(a), or (B) that one or more of the applicable conditions specified in Article VI is not then satisfied, then, subject to the terms and conditions hereof, the US Swing Line Lender will, not later than 5:00 p.m. on the borrowing date specified in such US Swing Line Loan Notice, make the amount of its US Swing Line Loan available to the US Borrower at its office by crediting the account of the US Borrower on the books of the US Swing Line Lender in immediately available funds.

         (c)      Refinancing of US Swing Line Loans.

                  (i) The US Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the US Borrower (which hereby irrevocably authorizes the US

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

         Swing Line Lender to so request on its behalf), that each Lender make a US Base Rate Committed Loan in an amount equal to such Lender's Pro Rata Share of the amount of US Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a US Committed Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of US Base Rate Loans, but subject to the unutilized portion of the Aggregate US Commitments and the conditions set forth in Section 6.02. The US Swing Line Lender shall furnish the US Borrower with a copy of the applicable US Committed Loan Notice promptly after delivering such notice to the Administrative Agent. Each Lender shall make an amount equal to its Pro Rata Share of the amount specified in such US Committed Loan Notice available to the Administrative Agent in immediately available funds for the account of the US Swing Line Lender at the Administrative Agent's Office not later than 1:00 p.m. on the day specified in such US Committed Loan Notice, whereupon, subject to Section 2.05(c)(ii), each Lender that so makes funds available shall be deemed to have made a US Base Rate Committed Loan to the US Borrower in such amount. The Administrative Agent shall remit the funds so received to the US Swing Line Lender.

                  (ii) If for any reason any US Swing Line Loan cannot be refinanced by such a US Committed Borrowing in accordance with Section 2.05(c)(i), the request for US Base Rate Committed Loans submitted by the US Swing Line Lender as set forth herein shall be deemed to be a request by the US Swing Line Lender that each of the Lenders fund its risk participation in the relevant US Swing Line Loan and each Lender's payment to the Administrative Agent for the account of the US Swing Line Lender pursuant to Section 2.05(c)(i) shall be deemed payment in respect of such participation.

                  (iii) If any Lender fails to make available to the Administrative Agent for the account of the US Swing Line Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.05(c) by the time specified in Section 2.05(c)(i), the US Swing Line Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the US Swing Line Lender at a rate per annum equal to the Federal Funds Rate from time to time in effect. A certificate of the US Swing Line Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

                  (iv) Each Lender's obligation to make US Committed Loans or to purchase and fund risk participations in US Swing Line Loans pursuant to this Section 2.05(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the US Swing Line Lender, the US Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender's obligation to make US Committed Loans pursuant to this Section 2.05(c) is subject to the conditions set forth in Section 6.02. No such

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

         funding of risk participations shall relieve or otherwise impair the obligation of the US Borrower to repay US Swing Line Loans, together with interest as provided herein.

         (d)      Repayment of Participations.

                  (i) At any time after any Lender has purchased and funded a risk participation in a US Swing Line Loan, if the US Swing Line Lender receives any payment on account of such US Swing Line Loan, the US Swing Line Lender will distribute to such Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's risk participation was funded) in the same funds as those received by the US Swing Line Lender.

                  (ii) If any payment received by the US Swing Line Lender in respect of principal or interest on any US Swing Line Loan is required to be returned by the US Swing Line Lender under any of the circumstances described in Section 12.07 (including pursuant to any settlement entered into by the US Swing Line Lender in its discretion), each Lender shall pay to the US Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the US Swing Line Lender.

         (e) Interest for Account of US Swing Line Lender. The US Swing Line Lender shall be responsible for invoicing the US Borrower for interest on the US Swing Line Loans. Until each Lender funds its US Base Rate Committed Loan or risk participation pursuant to this Section 2.05 to refinance such Lender's Pro Rata Share of any US Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the US Swing Line Lender.

         (f) Payments Directly to US Swing Line Lender. The US Borrower shall make all payments of principal and interest in respect of the US Swing Line Loans directly to the US Swing Line Lender.

         2.06     PREPAYMENTS.

         (a) The US Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay US Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m. (A) two Business Days prior to any date of prepayment of US Eurodollar Rate Committed Loans and
(B) on the date of prepayment of US Base Rate Committed Loans; (ii) any prepayment of US Eurodollar Rate Committed Loans shall be in a principal amount of US $5,000,000 or a whole multiple of US $1,000,000 in excess thereof; and
(iii) any prepayment of US Base Rate Committed Loans shall be in a principal amount of US $1,000,000 or a whole multiple of US $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of US Committed Loans to be prepaid. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender's Pro

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

Rata Share of such prepayment. If such notice is given by the US Borrower, the US Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a US Dollar Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 5.05. Each such prepayment shall be applied to the US Committed Loans of the Lenders in accordance with their respective Pro Rata Shares.

         (b) No US Bid Loan may be prepaid without the prior consent of the applicable US Bid Loan Lender.

         (c) The US Borrower may, upon notice to the US Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay US Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the US Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of US $1,000,000. Each such notice shall specify the date and amount of such prepayment. If such notice is given by the US Borrower, the US Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

         (d) If for any reason the Total US Outstandings at any time exceed the Aggregate US Commitments then in effect, the US Borrower shall immediately prepay Loans and/or Cash Collateralize the US L/C Obligations in an aggregate amount equal to such excess; provided, however, that the US Borrower shall not be required to Cash Collateralize the US L/C Obligations pursuant to this
Section 2.06(d) unless after the prepayment in full of the US Committed Loans and US Swing Line Loans the Total US Outstandings exceed the Aggregate US Commitments then in effect.

         2.07     REPAYMENT OF US LOANS.

         (a) The US Borrower shall repay to each Lender on the Maturity Date the aggregate principal amount of its US Committed Loans and all other US Obligations owing to such Lender outstanding on such date.

         (b) The US Borrower shall repay each US Bid Loan on the last day of the Interest Period in respect thereof.

                                  ARTICLE III.
                              CANADIAN SUBFACILITY

         3.01 CANADIAN COMMITTED LOANS. Subject to the terms and conditions set forth herein, each Canadian Lender severally agrees to make loans (each such loan, a "Canadian Committed Loan") to each Canadian Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of the Canadian Commitment of such Canadian Lender; provided, however, that after giving effect to any Canadian Committed Borrowing, (i) the Total Canadian Outstandings (calculated,

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

as necessary, at the US Dollar Equivalent thereof) shall not exceed the Aggregate Canadian Commitments, and (ii) the aggregate Outstanding Amount of the Canadian Committed Loans of any Canadian Lender, plus such Canadian Lender's Pro Rata Share of the Outstanding Amount of all Canadian L/C Obligations, plus such Canadian Lender's Pro Rata Share of the Outstanding Amount of all Canadian Swing Line Loans plus such Canadian Lender's Bankers' Acceptances (in each case, calculated, as necessary, at the US Dollar Equivalent thereof) shall not exceed the Canadian Commitment of such Canadian Lender. Within the limits of the Canadian Commitment of each Canadian Lender, and subject to the other terms and conditions hereof, each Canadian Borrower may borrow under this Section 3.01, prepay under Section 3.06, and reborrow under this Section 3.01. Canadian Committed Loans may be Canadian Prime Rate Loans, Canadian Base Rate Committed Loans, Canadian Dollar Eurodollar Rate Loans or Canadian US Eurodollar Rate Committed Loans, as further provided herein.

         3.02 CANADIAN BORROWINGS, CONVERSIONS AND CONTINUATIONS OF CANADIAN COMMITTED LOANS.

         (a) Each Canadian Committed Borrowing, each conversion of Canadian Committed Loans from one Type to another, and each continuation of Canadian Eurodollar Rate Committed Loans or Canadian US Eurodollar Rate Committed Loans shall be made upon the applicable Canadian Borrower's irrevocable notice to the Administrative Agent, which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Canadian Borrowing of, conversion to or continuation of Canadian Eurodollar Rate Committed Loans or Canadian US Eurodollar Rate Committed Loans or of any conversion of Canadian Eurodollar Rate Committed Loans or Canadian US Eurodollar Rate Committed Loans to Canadian Prime Rate Committed Loans or Canadian Base Rate Committed Loans, and (ii) on the requested date of any Canadian Borrowing of Canadian Base Rate Committed Loans or Canadian Prime Rate Committed Loans. Each telephonic notice by the Canadian Borrower pursuant to this Section 3.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Canadian Committed Borrowing Notice, appropriately completed and signed by a Responsible Officer of the applicable Canadian Borrower. Each Canadian Borrowing of, conversion to or continuation of Canadian Eurodollar Rate Committed Loans or Canadian US Eurodollar Rate Committed Loans shall be in a principal amount of $5,000,000 in the Applicable Currency or a whole multiple of $1,000,000 of the Applicable Currency in excess thereof. Except as provided in Sections 3.04(c) and 3.05(c), each Canadian Borrowing of or conversion to Canadian Base Rate Committed Loans or Canadian Prime Rate Committed Loans shall be in a principal amount of $1,000,000 in the Applicable Currency or a whole multiple of $100,000 in the Applicable Currency in excess thereof. Each Canadian Committed Borrowing Notice (whether telephonic or written) shall specify (i) whether the applicable Canadian Borrower is requesting a Canadian Committed Borrowing, a conversion of Canadian Committed Loans from one Type to another, or a continuation of Canadian Eurodollar Rate Committed Loans or Canadian US Eurodollar Rate Committed Loans,
(ii) the requested date of the Canadian Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Canadian Committed Loans to be borrowed, converted or continued, (iv) the Type of Canadian Committed Loans to be borrowed or to which existing Canadian Committed Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the

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

Canadian Borrower fails to specify a Type of Canadian Committed Loan in a Canadian Committed Borrowing Notice or if the applicable Canadian Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Canadian Loans denominated in Canadian Dollars shall be made as, or converted to, Canadian Prime Rate Committed Loans and the applicable Canadian Loans denominated in US Dollars shall be made as, or converted to, Canadian Base Rate Committed Loans. Any such automatic conversion shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Canadian Eurodollar Rate Committed Loans or the applicable Canadian US Eurodollar Rate Committed Loans. If a Canadian Borrower requests a Canadian Committed Borrowing of, conversion to, or continuation of Canadian Eurodollar Rate Committed Loans in any such Canadian Committed Borrowing Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

         (b) Following receipt of a Canadian Committed Borrowing Notice, the Administrative Agent shall promptly notify each Canadian Lender of the amount of its Pro Rata Share of the applicable Canadian Committed Loans, and if no timely notice of a conversion or continuation is provided by the applicable Canadian Borrower, the Administrative Agent shall notify each Canadian Lender of the details of any automatic conversion to Canadian Prime Rate Committed Loans or Canadian Base Rate Committed Loans described in the preceding subsection. In the case of a Canadian Committed Borrowing, each Canadian Lender shall make the amount of its Canadian Committed Loan available to the Administrative Agent in immediately available funds at the Administrative Agent's Office not later than 1:00 p.m. on the Business Day specified in the applicable Canadian Committed Borrowing Notice. Upon satisfaction of the applicable conditions set forth in
Section 6.02 (and, if such Canadian Borrowing is the initial Canadian Credit Extension, Section 6.01), the Administrative Agent shall make all funds so received available to the applicable Canadian Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the applicable Canadian Borrower on the books of Bank of America, acting through its Canadian Branch with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the applicable Canadian Borrower; provided, however, that if, on the date the Canadian Committed Borrowing Notice with respect to such Canadian Borrowing is given by the applicable Canadian Borrower, there are Canadian L/C Borrowings outstanding, then the proceeds of such Canadian Borrowing, first, shall be applied, to the payment in full of any such Canadian L/C Borrowings, and second, shall be made available to the applicable Canadian Borrower as provided above.

         (c) Except as otherwise provided herein, a Canadian Eurodollar Rate Committed Loan or a Canadian US Eurodollar Rate Committed Loan may be continued or converted only on the last day of an Interest Period for such Committed Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Canadian Eurodollar Rate Committed Loans or a Canadian US Eurodollar Rate Committed Loan without the consent of the Canadian Required Lenders.

         (d) The Administrative Agent shall promptly notify the Canadian Borrowers and the Canadian Lenders of the interest rate applicable to any Interest Period for a Canadian Eurodollar Rate Committed Loan or a Canadian US Eurodollar Rate Committed Loan upon determination

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

of such interest rate. The determination of the Canadian Dollar Eurodollar Rate or US Dollar Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that Canadian Prime Rate Loans or Canadian Base Rate Committed Loans are outstanding, the Administrative Agent shall notify the Canadian Borrowers and the Canadian Lenders of any change in the prime rate or base rate used in determining the Canadian Prime Rate Loans or Canadian Base Rate promptly following the public announcement of such change.

         (e) After giving effect to all Canadian Committed Borrowings, all conversions of Canadian Committed Loans from one Type to another, and all continuations of Canadian Committed Loans as the same Type, there shall not be more than ten Interest Periods in effect with respect to Canadian Committed Loans for each Canadian Borrower.

         (f) Except as otherwise provided herein, a Canadian Bankers' Acceptance may be rolled over or converted only on its maturity date. During the existence of a Default, no Canadian Borrowings may be requested as or converted to, and no Canadian Bankers' Acceptances may be rolled over as new Canadian Bankers' Acceptances without the consent of Canadian Required Lenders.

         3.03     CANADIAN BID LOANS.

         (a) General. Subject to the terms and conditions set forth herein, each Canadian Lender agrees that each Canadian Borrower may from time to time request the Canadian Lenders to submit offers to make loans (each such loan, a "Canadian Bid Loan") for requested maturities of thirty (30) days or more to the Canadian Borrowers prior to the Maturity Date pursuant to this Section 3.03; provided, however, that after giving effect to any Canadian Bid Borrowing, the Total Canadian Outstandings shall not exceed the Aggregate Canadian Commitments. There shall not be more than five different Interest Periods in effect with respect to Canadian Bid Loans at any time.

         (b) Requesting Canadian Competitive Bids. A Canadian Borrower may request the submission of Canadian Competitive Bids by delivering a Canadian Bid Request to the Administrative Agent not later than 12:00 noon (i) one Business Day prior to the requested date of any Canadian Bid Borrowing that is to consist of Canadian Absolute Rate Loans, or (ii) four Business Days prior to the requested date of any Canadian Bid Borrowing that is to consist of Canadian Eurodollar Margin Bid Loans. Each Canadian Bid Request shall specify (i) the requested date of the Canadian Bid Borrowing (which shall be a Business Day),
(ii) the aggregate principal amount of Canadian Bid Loans requested (which must be C$5,000,000 or a whole multiple of C$1,000,000 in excess thereof), (iii) the Type of Canadian Bid Loans requested, and (iv) the duration of the Interest Period with respect thereto, and shall be signed by a Responsible Officer of the Canadian Borrower. No Canadian Bid Request shall contain a request for (i) more than one Type of Canadian Bid Loan or (ii) Canadian Bid Loans having more than three different Interest Periods. Unless the Administrative Agent otherwise agrees in its sole and absolute discretion, the Canadian Borrowers may not submit a Canadian Bid Request if it has submitted another Canadian Bid Request within the prior five Business Days.

         (c)      Submitting Canadian Competitive Bids.

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

         (i) The Administrative Agent shall promptly notify each Canadian Lender of each Canadian Bid Request received by it from a Canadian Borrower and the contents of such Canadian Bid Request.

         (ii) Each Canadian Lender may (but shall have no obligation to) submit a Canadian Competitive Bid containing an offer to make one or more Canadian Bid Loans in response to such Canadian Bid Request. Such Canadian Competitive Bid must be delivered to the Administrative Agent not later than 10:30 a.m. (A) on the requested date of any Canadian Bid Borrowing that is to consist of Canadian Absolute Rate Loans, and (B) three Business Days prior to the requested date of any Canadian Bid Borrowing that is to consist of Canadian Eurodollar Margin Bid Loans; provided, however, that any Canadian Competitive Bid submitted by Bank of America in its capacity as a Canadian Lender in response to any Canadian Bid Request must be submitted to the Administrative Agent not later than 10:15 a.m. on the date on which Canadian Competitive Bids are required to be delivered by the other Canadian Lenders in response to such Canadian Bid Request. Each Canadian Competitive Bid shall specify (A) the proposed date of the Canadian Bid Borrowing; (B) the principal amount of each Canadian Bid Loan for which such Canadian Competitive Bid is being made, which principal amount (x) may be equal to, greater than or less than the Canadian Commitment of the bidding Canadian Lender, (y) must be C$5,000,000 or a whole multiple of C$1,000,000 in excess thereof, and (z) may not exceed the principal amount of Canadian Bid Loans for which Canadian Competitive Bids were requested;
(C) if the proposed Canadian Bid Borrowing is to consist of Canadian Absolute Rate Loans, the Absolute Rate offered for each such Canadian Bid Loan and the Interest Period applicable thereto; (D) if the proposed Canadian Bid Borrowing is to consist of Canadian Eurodollar Margin Bid Loans, the Canadian Eurodollar Bid Margin with respect to each such Canadian Eurodollar Margin Bid Loan and the Interest Period applicable thereto; and (E) the identity of the bidding Canadian Lender.

         (iii) Any Canadian Competitive Bid shall be disregarded if it (A) is received after the applicable time specified in clause (ii) above, (B) is not substantially in the form of a Canadian Competitive Bid as specified herein, (C) contains qualifying, conditional or similar language, (D) proposes terms other than or in addition to those set forth in the applicable Canadian Bid Request, or (E) is otherwise not responsive to such Canadian Bid Request. Any Canadian Lender may correct a Canadian Competitive Bid containing a manifest error by submitting a corrected Canadian Competitive Bid (identified as such) not later than the applicable time required for submission of Canadian Competitive Bids. Any such submission of a corrected Canadian Competitive Bid shall constitute a revocation of the Canadian Competitive Bid that contained the manifest error. The Administrative Agent may, but shall not be required to, notify any Canadian Lender of any manifest error it detects in such Canadian Lender's Canadian Competitive Bid.

         (iv) Subject only to the provisions of Sections 5.02, 5.03 and 6.02 and clause (iii) above, each Canadian Competitive Bid shall be irrevocable.

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         (d)      Notice to Canadian Borrowers of Canadian Competitive Bids. Not
later than 11:00 a.m. (i) on the requested date of any Canadian Bid Borrowing that is to consist of Canadian Absolute Rate Loans, or (ii) three Business Days prior to the requested date of any Canadian Bid Borrowing that is to consist of Canadian Eurodollar Margin Bid Loans, the Administrative Agent shall notify the applicable Canadian Borrower of the identity of each Canadian Lender that has submitted a Canadian Competitive Bid that complies with Section 3.03(c) and of the terms of the offers contained in each such Canadian Competitive Bid.

         (e) Acceptance of Canadian Competitive Bids. Not later than 11:30 a.m. (i) on the requested date of any Canadian Bid Borrowing that is to consist of Canadian Absolute Rate Loans, and (ii) three Business Days prior to the requested date of any Canadian Bid Borrowing that is to consist of Canadian Eurodollar Margin Bid Loans, the applicable Canadian Borrower shall notify the Administrative Agent of its acceptance or rejection of the offers notified to it pursuant to Section 3.03(d). The applicable Canadian Borrower shall be under no obligation to accept any Canadian Competitive Bid and may choose to reject all Canadian Competitive Bids. In the case of acceptance, such notice shall specify the aggregate principal amount of Canadian Competitive Bids for each Interest Period that is accepted. The applicable Canadian Borrower may accept any Canadian Competitive Bid in whole or in part; provided that:

                  (i) the aggregate principal amount of each Canadian Bid Borrowing may not exceed the applicable amount set forth in the related Canadian Bid Request;

                  (ii) the principal amount of each Canadian Bid Loan must be C$5,000,000 or a whole multiple of C$1,000,000 in excess thereof;

                  (iii) the acceptance of offers may be made only on the basis of ascending Absolute Rates or Canadian Eurodollar Bid Margins within each Interest Period; and

                  (iv) the Canadian Borrower may not accept any offer that is described in Section 3.03(c)(iii) or that otherwise fails to comply with the requirements hereof.

         (f) Procedure for Identical Canadian Bids. If two or more Canadian Lenders have submitted Canadian Competitive Bids at the same Absolute Rate or Canadian Eurodollar Bid Margin, as the case may be, for the same Interest Period, and the result of accepting all of such Canadian Competitive Bids in whole (together with any other Canadian Competitive Bids at lower Absolute Rates or Canadian Eurodollar Bid Margins, as the case may be, accepted for such Interest Period in conformity with the requirements of Section 3.03(e)(iii)) would be to cause the aggregate outstanding principal amount of the applicable Canadian Bid Borrowing to exceed the amount specified therefor in the related Canadian Bid Request, then, unless otherwise agreed by the Canadian Borrower, the Administrative Agent and such Canadian Lenders, such Canadian Competitive Bids shall be accepted as nearly as possible in proportion to the amount offered by each such Canadian Lender in respect of such Interest Period, with such accepted amounts being rounded to the nearest whole multiple of C$1,000,000.

         (g) Notice to Canadian Lenders of Acceptance or Rejection of Canadian Bids. The Administrative Agent shall promptly notify each Canadian Lender having submitted a Canadian

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Competitive Bid whether or not its offer has been accepted and, if its offer has been accepted, of the amount of the Canadian Bid Loan or Canadian Bid Loans to be made by it on the date of the applicable Canadian Bid Borrowing. Any Canadian Competitive Bid or portion thereof that is not accepted by the applicable Canadian Borrower by the applicable time specified in Section 3.03(e) shall be deemed rejected.

         (h) Notice of Canadian Dollar Eurodollar Rate. If any Canadian Bid Borrowing is to consist of Eurodollar Margin Loans, the Administrative Agent shall determine the Canadian Dollar Eurodollar Rate for the relevant Interest Period, and promptly after making such determination, shall notify the Canadian Borrower and the Canadian Lenders that will be participating in such Canadian Bid Borrowing of such Canadian Dollar Eurodollar Rate.

         (i) Funding of Canadian Bid Loans. Each Canadian Lender that has received notice pursuant to Section 3.03(g) that all or a portion of its Canadian Competitive Bid has been accepted by the applicable Canadian Borrower shall make the amount of its Canadian Bid Loan(s) available to the Administrative Agent in immediately available funds at the Administrative Agent's Office not later than 1:00 p.m. on the date of the requested Canadian Bid Borrowing. Upon satisfaction of the applicable conditions set forth in
Section 6.02, the Administrative Agent shall make all funds so received available to the applicable Canadian Borrower in like funds as received by the Administrative Agent.

         (j) Notice of Range of Canadian Bids. After each Canadian Competitive Bid auction pursuant to this Section 3.03, the Administrative Agent shall notify each Canadian Lender that submitted a Canadian Competitive Bid in such auction of the ranges of bids submitted (without the bidder's name) and accepted for each Canadian Bid Loan and the aggregate amount of each Canadian Bid Borrowing.

         3.04     CANADIAN LETTERS OF CREDIT.

         (a)      The Letter of Credit Commitment.

                  (i)      Subject to the terms and conditions set forth herein,
         (A) the Canadian L/C Issuer agrees, in reliance upon the agreements of the other Canadian Lenders set forth in this Section 3.04 (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Canadian Letters of Credit for the account of the applicable Canadian Borrower, and to amend or renew Canadian Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Canadian Letters of Credit; and (B) the Canadian Lenders severally agree to participate in Canadian Letters of Credit issued for the account of a Canadian Borrower and any drawings thereunder; provided that after giving effect to any Canadian L/C Credit Extension with respect to any Letter of Credit, (x) the Total Canadian Outstandings shall not exceed the Aggregate Canadian Commitments, (y) the aggregate Outstanding Amount of the Canadian Committed Borrowings of any Canadian Lender, plus such Canadian Lender's Pro Rata Share of the Outstanding Amount of all Canadian L/C Obligations, plus such Canadian Lender's Pro Rata Share of the Outstanding Amount of all Canadian Swing Line Loans shall not

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

         exceed such Canadian Lender's Canadian Commitment, and (z) the Outstanding Amount of the Canadian L/C Obligations shall not exceed the Canadian Letter of Credit Sublimit. Each request by a Canadian Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by such Canadian Borrower that the Canadian L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, each Canadian Borrower's ability to obtain Canadian Letters of Credit shall be fully revolving, and accordingly each Canadian Borrower may, during the foregoing period, obtain Canadian Letters of Credit to replace Canadian Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Canadian Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

                  (ii) The Canadian L/C Issuer shall not issue any Letter of Credit if the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Canadian Lenders have approved such expiry date.

                  (iii) The Canadian L/C Issuer shall not be under any obligation to issue any Letter of Credit if:

                           (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Canadian L/C Issuer from issuing such Letter of Credit, or any Law applicable to the Canadian L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Canadian L/C Issuer shall prohibit, or request that the Canadian L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Canadian L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Canadian L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Canadian L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Canadian L/C Issuer in good faith deems material to it, unless the applicable Canadian Borrower confirms that it will pay the foregoing;

                           (B) the issuance of such Letter of Credit would violate any Laws;

                           (C)      except as otherwise agreed by the
                  Administrative Agent and the Canadian L/C Issuer, such Letter of Credit is in an initial face amount less than C$10,000 or US $10,000, as the case may be;

                           (D) such Letter of Credit is to be denominated in a currency other than Canadian Dollars or US Dollars; or

                           (E) the Canadian L/C Issuer is Royal Bank of Canada and the Canadian L/C Obligations relating to Letters of Credit issued by Royal Bank of

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

                  Canada as Canadian L/C Issuer hereunder exceed US $125,000,000 unless otherwise agreed to by Royal Bank of Canada.

                  (iv) The Canadian L/C Issuer shall not amend any Letter of Credit if the Canadian L/C Issuer would not be permitted at such time to issue such Letter of Credit in its amended form under the terms hereof.

                  (v) The Canadian L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the Canadian L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

         (b)      Procedures for Issuance and Amendment of Canadian Letters of
Credit.

                  (i) Each Canadian Letter of Credit shall be issued or amended, as the case may be, upon the request of the applicable Canadian Borrower delivered to the Canadian L/C Issuer (with a copy to the Administrative Agent) in the form of a Canadian Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the applicable Canadian Borrower. Such Canadian Letter of Credit Application must be received by the Canadian L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least three Business Days (or such later date and time as the Administrative Agent and the Canadian L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Canadian Letter of Credit, such Canadian Letter of Credit Application shall specify in form and detail satisfactory to the Canadian L/C
         Issuer: (A) the proposed issuance date of the requested Canadian Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and
         (G) such other matters as the Canadian L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Canadian Letter of Credit, such Canadian Letter of Credit Application shall specify in form and detail satisfactory to the Canadian L/C Issuer (A) the Canadian Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the Canadian L/C Issuer may require. Additionally, the applicable Canadian Borrower shall furnish to the Canadian L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the Canadian L/C Issuer or the Administrative Agent may reasonably require.

                  (ii) Promptly after receipt of any Canadian Letter of Credit Application, the Canadian L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Canadian Letter of Credit Application from the applicable Canadian Borrower and, if not, the Canadian L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the Canadian

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

         L/C Issuer has received written notice from any Canadian Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article VI shall not then be satisfied, then, subject to the terms and conditions hereof, the Canadian L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the applicable Canadian Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the Canadian L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Canadian Letter of Credit, each Canadian Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Canadian L/C Issuer a risk participation in such Canadian Letter of Credit in an amount equal to the product of such Canadian Lender's Pro Rata Share times the amount of such Canadian Letter of Credit.

                  (iii) Promptly after its delivery of any Canadian Letter of Credit or any amendment to a Canadian Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the Canadian L/C Issuer will also deliver to the applicable Canadian Borrower and the Administrative Agent a true and complete copy of such Canadian Letter of Credit or amendment.

         (c)      Drawings and Reimbursements; Funding of Participations.

                  (i) Upon receipt from the beneficiary of any Canadian Letter of Credit of any notice of a drawing under such Letter of Credit, the Canadian L/C Issuer shall notify the applicable Canadian Borrower and the Administrative Agent thereof. Not later than 11:00 a.m. on the date of any payment by the Canadian L/C Issuer under a Letter of Credit (each such date, a "Canadian Honor Date"), the applicable Canadian Borrower shall reimburse the Canadian L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing whether by way of Canadian Prime Rate Committed Loans or Canadian Base Rate Committed Loans or otherwise. If the applicable Canadian Borrower fails so to reimburse the Canadian L/C Issuer by such time, the Administrative Agent shall promptly notify each Canadian Lender of the Canadian Honor Date, the amount of the unreimbursed drawing (the "Canadian Unreimbursed Amount"), and the amount of such Canadian Lender's Pro Rata Share thereof. In such event, the applicable Canadian Borrower shall be deemed to have requested a Canadian Committed Borrowing of Canadian Prime Rate Committed Loans or Canadian Base Rate Committed Loans, if applicable, to be disbursed on the Canadian Honor Date in an amount equal to the Canadian Unreimbursed Amount, without regard to the minimum and multiples specified in
         Section 3.02 for the principal amount of Canadian Prime Rate Committed Loans or Canadian Base Rate Committed Loans, but subject to the amount of the unutilized portion of the Aggregate Canadian Commitments and whether or not the conditions set forth in Section 6.02 are satisfied. Any notice given by the Canadian L/C Issuer or the Administrative Agent pursuant to this Section 3.04(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

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

                  (ii) Each Canadian Lender (including the Canadian Lender acting as Canadian L/C Issuer) shall upon any notice pursuant to
         Section 3.04(c)(i) make funds available to the Administrative Agent for the account of the Canadian L/C Issuer at the Administrative Agent's Office in an amount equal to its Pro Rata Share of the Canadian Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 3.04(c)(iii), each Canadian Lender that so makes funds available shall be deemed to have made a Canadian Loan in the form of a Canadian Prime Rate Committed Loan or Canadian Base Rate Committed Loans, to the applicable Canadian Borrower in such amount. The Administrative Agent shall remit the funds so received to the Canadian L/C Issuer.

                  (iii) With respect to any Canadian Unreimbursed Amount that is not fully refinanced by Canadian Prime Rate Committed Loans or Canadian Base Rate Committed Loans because the conditions set forth in
         Section 6.02 cannot be satisfied or for any other reason, the applicable Canadian Borrower shall be deemed to have incurred from the Canadian L/C Issuer a Canadian L/C Borrowing in the amount of the Canadian Unreimbursed Amount that is not so refinanced, which Canadian L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to (i) for the first three (3) Business Days after the date of such Canadian L/C Borrowing, the Canadian Prime Rate or the Canadian US Dollar Base Rate, as applicable, and (ii) thereafter such rate plus two percent (2%). In such event, each Canadian Lender's payment to the Administrative Agent for the account of the Canadian L/C Issuer pursuant to Section 3.04(c)(ii) shall be deemed payment in respect of its participation in such Canadian L/C Borrowing and shall constitute a Canadian L/C Advance from such Canadian Lender in satisfaction of its participation obligation under this Section 3.04.

                  (iv) Until each Canadian Lender funds its Canadian Committed Loan or Canadian L/C Advance pursuant to this Section 3.04(c) to reimburse the Canadian L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Canadian Lender's Pro Rata Share of such amount shall be solely for the account of the Canadian L/C Issuer.

                  (v) Each Canadian Lender's obligation to make Canadian Committed Loans or Canadian L/C Advances to reimburse the Canadian L/C Issuer for amounts drawn under Canadian Letters of Credit, as contemplated by this Section 3.04(c), shall be absolute and unconditional and shall not be affected by any circumstance, including
         (A) any set-off, counterclaim, recoupment, defense or other right which such Canadian Lender may have against the Canadian L/C Issuer, the applicable Canadian Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such making of a Canadian L/C Advance shall relieve or otherwise impair the obligation of the applicable Canadian Borrower to reimburse the Canadian L/C Issuer for the amount of any payment made by the Canadian L/C Issuer under any Letter of Credit, together with interest as provided herein.

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

                  (vi) If any Canadian Lender fails to make available to the Administrative Agent for the account of the Canadian L/C Issuer any amount required to be paid by such Canadian Lender pursuant to the foregoing provisions of this Section 3.04(c) by the time specified in
         Section 3.04(c), the Canadian L/C Issuer shall be entitled to recover from such Canadian Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Canadian L/C Issuer at a rate per annum equal to the Canadian Prime Rate or the Canadian US Dollar Base Rate, as applicable, from time to time in effect. A certificate of the Canadian L/C Issuer submitted to any Canadian Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

         (d)      Repayment of Participations.

                  (i) At any time after the Canadian L/C Issuer has made a payment under any Letter of Credit and has received from any Canadian Lender such Canadian Lender's Canadian L/C Advance in respect of such payment in accordance with Section 3.04(c), if the Administrative Agent receives for the account of the Canadian L/C Issuer any payment in respect of the related Canadian Unreimbursed Amount or interest thereon (whether directly from the applicable Canadian Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Canadian Lender its Pro Rata Share thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Canadian Lender's Canadian L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

                  (ii) If any payment received by the Administrative Agent for the account of the Canadian L/C Issuer pursuant to Section 3.04(c)(i) is required to be returned under any of the circumstances described in Section 12.07 (including pursuant to any settlement entered into by the Canadian L/C Issuer in its discretion), each Canadian Lender shall pay to the Administrative Agent for the account of the Canadian L/C Issuer its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Canadian Lender, at a rate per annum equal to the Canadian Prime Rate or Canadian US Dollar Base Rate, as applicable, from time to time in effect.

         (e) Obligations Absolute. The obligation of the applicable Canadian Borrower to reimburse the Canadian L/C Issuer for each drawing under each Letter of Credit and to repay each Canadian L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

                  (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

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

                  (ii) the existence of any claim, counterclaim, set-off, defense or other right that the applicable Canadian Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Canadian L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

                  (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

                  (iv) any payment by the Canadian L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Canadian L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

                  (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Canadian Borrower or any Subsidiary.

         The applicable Canadian Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with such Canadian Borrower's instructions or other irregularity, the applicable Canadian Borrower will promptly notify the Canadian L/C Issuer. Such Canadian Borrower shall be conclusively deemed to have waived any such claim against the Canadian L/C Issuer and its correspondents unless such notice is given as aforesaid.

         (f) Role of Canadian L/C Issuer. Each Canadian Lender and each Canadian Borrower agree that, in paying any drawing under a Letter of Credit, the Canadian L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the Canadian L/C Issuer, any Agent-Related Person nor any of the respective correspondents, participants or assignees of the Canadian L/C Issuer shall be liable to any Canadian Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Canadian Lenders or the Canadian Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. Each Canadian Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use

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

of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude such Canadian Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the Canadian L/C Issuer, any Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Canadian L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 3.04(e); provided, however, that anything in such clauses to the contrary notwithstanding, the applicable Canadian Borrower may have a claim against the Canadian L/C Issuer, and the Canadian L/C Issuer may be liable to such Canadian Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the applicable Canadian Borrower which such Canadian Borrower proves were caused by the Canadian L/C Issuer's willful misconduct or gross negligence or the Canadian L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the Canadian L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, and the Canadian L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         (g)      Cash Collateral. Upon the request of the Administrative Agent,
(i) if the Canadian L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in a Canadian L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any Letter of Credit for any reason remains outstanding and partially or wholly undrawn, the applicable Canadian Borrower shall immediately Cash Collateralize the then Outstanding Amount of all Canadian L/C Obligations (in an amount equal to such Outstanding Amount determined as of the date of such Canadian L/C Borrowing or the Letter of Credit Expiration Date, as the case may be). Sections 2.06 and 10.02(c) set forth certain additional requirements to deliver Cash Collateral hereunder. The applicable Canadian Borrower hereby grants to the Administrative Agent, for the benefit of the Canadian L/C Issuer and the Canadian Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Such Cash Collateral shall be maintained in blocked, deposit accounts at Bank of America. Pending application thereof, such Cash Collateral shall be invested by the applicable Canadian L/C Issuer in such investments as Canadian L/C Issuer may choose in its sole discretion. All interest on (and other proceeds of) such investments shall be reinvested or applied to Canadian L/C Obligations or other Canadian Obligations which are due and payable.

         (h) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by the Canadian L/C Issuer and the applicable Canadian Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Canadian Letter of Credit), (i) the rules of the ISP shall apply to each standby Letter of Credit, and (ii) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance shall apply to each commercial Letter of Credit.

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         (i)      Letter of Credit Fees. The applicable Canadian Borrower shall pay to the Administrative Agent for the account of each Canadian Lender in accordance with its Pro Rata Share a Letter of Credit fee (the "Canadian Letter of Credit Fee") for each Letter of Credit equal to the Applicable Rate times the daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit). Canadian Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each standby Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

         (j) Fronting Fee and Documentary and Processing Charges Payable to Canadian L/C Issuer. The applicable Canadian Borrower shall pay directly to the Canadian L/C Issuer for its own account a fronting fee with respect to each Letter of Credit in the amount specified in the Fee Letter, payable on the actual daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit). Such fronting fee shall be computed on a quarterly basis in arrears. Such fronting fee shall be due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Canadian Borrower shall pay directly to the Canadian L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Canadian L/C Issuer relating to letters of credit as agreed to by the Canadian Borrowers and the applicable Canadian L/C Issuer. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

         (k) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

         (l) Designation of Subsidiaries as Account Parties. Notwithstanding anything to the contrary set forth in this Agreement, including without limitation Section 3.04(a), a Canadian Letter of Credit issued hereunder shall, upon the request of either Canadian Borrower, be issued for the account of any Subsidiary of such Canadian Borrower, provided that notwithstanding such request, the applicable Canadian Borrower shall be the actual account party for all purposes of this Agreement for such Canadian Letter of Credit and such request shall not affect the applicable Canadian Borrower's reimbursement obligations hereunder with respect to such Canadian Letter of Credit.

         3.05     CANADIAN SWING LINE LOANS.

         (a) The Canadian Swing Line. Subject to the terms and conditions set forth herein, the Canadian Swing Line Lender agrees to make loans (each such loan, a "Canadian Swing Line Loan") to each Canadian Borrower from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of

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the Canadian Swing Line Sublimit, notwithstanding the fact that such Canadian
Swing Line Loans, when aggregated with the Pro Rata Share of the Outstanding Canadian Committed Borrowings and Canadian L/C Obligations of the Canadian Lender acting as Canadian Swing Line Lender, may exceed the amount of such Canadian Lender's Canadian Commitment; provided, however, that after giving effect to any Canadian Swing Line Loan, (i) the Total Canadian Outstandings shall not exceed the Aggregate Canadian Commitments, and (ii) the aggregate Outstanding Amount of the Canadian Committed Loans of any Canadian Lender, plus such Canadian Lender's Pro Rata Share of the Outstanding Amount of all Canadian L/C Obligations, plus such Canadian Lender's Pro Rata Share of the Outstanding Amount of all Canadian Swing Line Loans plus such Canadian Lender's Bankers' Acceptances shall not exceed such Canadian Lender's Canadian Commitment, and provided, further, that the applicable Canadian Borrower shall not use the proceeds of any Canadian Swing Line Loan to refinance any outstanding Canadian Swing Line Loan. Within the foregoing limits, and subject to any other terms and conditions hereof, the applicable Canadian Borrower may borrow under this
Section 3.05, prepay under Section 3.06, and reborrow under this Section 3.05(a). Immediately upon the making of a Canadian Swing Line Loan, each Canadian Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Canadian Swing Line Lender a risk participation in such Canadian Swing Line Loan in an amount equal to the product of such Canadian Lender's Pro Rata Share times the amount of such Canadian Swing Line Loan.

         (b) Canadian Borrowing Procedures. Each Canadian Swing Line Borrowing shall be made upon the applicable Canadian Borrower's irrevocable notice to the Canadian Swing Line Lender and the Administrative Agent, which may be given by telephone. Each such notice must be received by the Canadian Swing Line Lender and the Administrative Agent not later than 3:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which may be in Canadian Dollars or in US Dollars and shall be a minimum of $1,000,000 of such currency, and (ii) the requested borrowing date, which shall be a Business Day. Each such telephonic notice must be confirmed promptly by delivery to the Canadian Swing Line Lender and the Administrative Agent of a written Canadian Swing Line Loan Notice, appropriately completed and signed by a Responsible Officer of the applicable Canadian Borrower. Promptly after receipt by the Canadian Swing Line Lender of any telephonic Canadian Swing Line Loan Notice, the Canadian Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Canadian Swing Line Loan Notice and, if not, the Canadian Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Canadian Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Canadian Lender) prior to 1:00 p.m. for Canadian Swing Line Borrowings made in US Dollars and 3:00 p.m. for Canadian Swing Line Borrowings made in Canadian Dollars, in each case on the date of the proposed Canadian Swing Line Borrowing (A) directing the Canadian Swing Line Lender not to make such Canadian Swing Line Loan as a result of the limitations set forth in the proviso to the first sentence of Section 3.05(a), or (B) that one or more of the applicable conditions specified in Article VI is not then satisfied, then, subject to the terms and conditions hereof, the Canadian Swing Line Lender will, not later than 5:00 p.m. on the borrowing date specified in such Canadian Swing Line Loan Notice, make the amount of its Canadian Swing Line Loan available to the applicable Canadian Borrower at its office either

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by (i) crediting the account of such Canadian Borrower on the books of the
Canadian Swing Line Lender in immediately available funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the applicable Canadian Borrower.

         (c)      Refinancing of Canadian Swing Line Loans.

                  (i) The Canadian Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the applicable Canadian Borrower (which hereby irrevocably authorizes the Canadian Swing Line Lender to so request on its behalf), that each Canadian Lender make a Canadian Prime Rate Committed Loan or a Canadian Base Rate Committed Loan, as applicable, in an amount equal to such Canadian Lender's Pro Rata Share of the amount of Canadian Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Canadian Committed Borrowing Notice for purposes hereof) and in accordance with the requirements of Section 3.02, without regard to the minimum and multiples specified therein for the principal amount of Canadian Prime Rate Committed Loans or Canadian Base Rate Committed Loans, but subject to the unutilized portion of the Aggregate Canadian Commitments and the conditions set forth in Section
         6.02. The Canadian Swing Line Lender shall furnish the applicable Canadian Borrower with a copy of the applicable Canadian Committed Borrowing Notice promptly after delivering such notice to the Administrative Agent. Each Canadian Lender shall make an amount equal to its Pro Rata Share of the amount specified in such Canadian Committed Borrowing Notice available to the Administrative Agent in immediately available funds for the account of the Canadian Swing Line Lender at the Administrative Agent's Office not later than 1:00 p.m. on the day specified in such Canadian Committed Borrowing Notice, whereupon, subject to Section 3.05(c)(ii), each Canadian Lender that so makes funds available shall be deemed to have made a Canadian Prime Rate Committed Loan or Canadian Base Rate Committed Loan, as applicable, to the Canadian Borrower in such amount. The Administrative Agent shall remit the funds so received to the Canadian Swing Line Lender.

                  (ii) If for any reason any Canadian Swing Line Loan cannot be refinanced by such a Canadian Committed Borrowing in accordance with
         Section 3.05(c)(i), the request for Canadian Prime Rate Committed Loans or Canadian Base Rate Committed Loans, as applicable, submitted by the Canadian Swing Line Lender as set forth herein shall be deemed to be a request by the Canadian Swing Line Lender that each of the Canadian Lenders fund its risk participation in the relevant Canadian Swing Line Loan and each Canadian Lender's payment to the Administrative Agent for the account of the Canadian Swing Line Lender pursuant to Section 3.05(c)(i) shall be deemed payment in respect of such participation.

                  (iii) If any Canadian Lender fails to make available to the Administrative Agent for the account of the Canadian Swing Line Lender any amount required to be paid by such Canadian Lender pursuant to the foregoing provisions of this Section 3.05(c) by the time specified in
         Section 3.05(c)(i), the Canadian Swing Line Lender shall be entitled

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         to recover from such Canadian Lender (acting through the Administrative
         Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Canadian Swing Line Lender at a rate per annum equal to the Canadian Prime Rate or Canadian US Dollar Base Rate from time to time in effect. A certificate of the Canadian Swing Line Lender submitted to any Canadian Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.

                  (iv) Each Canadian Lender's obligation to make Canadian Committed Loans or to purchase and fund risk participations in Canadian Swing Line Loans pursuant to this Section 3.05(c) shall be absolute and unconditional and shall not be affected by any circumstance, including
         (A) any set-off, counterclaim, recoupment, defense or other right which such Canadian Lender may have against the Canadian Swing Line Lender, the applicable Canadian Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Canadian Lender's obligation to make Canadian Committed Loans pursuant to this Section 3.05(c) is subject to the conditions set forth in Section 6.02. No such funding of risk participations shall relieve or otherwise impair the obligation of the applicable Canadian Borrower to repay Canadian Swing Line Loans, together with interest as provided herein.

         (d)      Repayment of Participations.

                  (i) At any time after any Canadian Lender has purchased and funded a risk participation in a Canadian Swing Line Loan, if the Canadian Swing Line Lender receives any payment on account of such Canadian Swing Line Loan, the Canadian Swing Line Lender will distribute to such Canadian Lender its Pro Rata Share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Canadian Lender's risk participation was funded) in the same funds as those received by the Canadian Swing Line Lender.

                  (ii) If any payment received by the Canadian Swing Line Lender in respect of principal or interest on any Canadian Swing Line Loan is required to be returned by the Canadian Swing Line Lender under any of the circumstances described in Section 12.07 (including pursuant to any settlement entered into by the Canadian Swing Line Lender in its discretion), each Canadian Lender shall pay to the Canadian Swing Line Lender its Pro Rata Share thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Canadian Prime Rate or Canadian US Dollar Base Rate, as applicable. The Administrative Agent will make such demand upon the request of the Canadian Swing Line Lender.

         (e) Interest for Account of Canadian Swing Line Lender. The Canadian Swing Line Lender shall be responsible for invoicing the applicable Canadian Borrower for interest on the Canadian Swing Line Loans. Until each Canadian Lender funds its Canadian Prime Rate

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Committed Loan , its Canadian Base Rate Committed Loan or its risk participation pursuant to this Section 3.05 to refinance such Canadian Lender's Pro Rata Share of any Canadian Swing Line Loan, interest in respect of such Pro Rata Share shall be solely for the account of the Canadian Swing Line Lender.

         (f) Payments Directly to Canadian Swing Line Lender. The applicable Canadian Borrower shall make all payments of principal and interest in respect of the Canadian Swing Line Loans directly to the Canadian Swing Line Lender.

         3.06     PREPAYMENTS.

         (a) Each Canadian Borrower may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Canadian Committed Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Administrative Agent not later than 11:00 a.m.
(A) three Business Days prior to any date of prepayment of Canadian Eurodollar Rate Committed Loans or Canadian US Eurodollar Rate Committed Loans and (B) on the date of prepayment of Canadian Prime Rate Committed Loans and Canadian Base Rate , (ii) any prepayment of Canadian Eurodollar Rate Committed Loans shall be in a principal amount of C$5,000,000 or a whole multiple of C$1,000,000 in excess thereof; (ii) any prepayment of Canadian US Eurodollar Rate Committed Loans shall be in a principal amount of US $5,000,000 or a whole multiple of US $1,000,000 in excess thereof; (iii) any prepayment of Canadian Prime Rate Committed Loans shall be in a principal amount of C$1,000,000 or a whole multiple of C$100,000 in excess thereof; and (iv) any prepayment of Canadian Base Rate Committed Loans shall be in a principal amount of US $1,000,000 or a whole multiple of US $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Canadian Committed Loans to be prepaid. The Administrative Agent will promptly notify each Canadian Lender of its receipt of each such notice, and of the amount of such Canadian Lender's Pro Rata Share of such prepayment. If such notice is given by a Canadian Borrower, such Canadian Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Canadian Dollar Eurodollar Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 5.05. Each such prepayment shall be applied to the Canadian Committed Loans of the Canadian Lenders in accordance with their respective Pro Rata Shares.

         (b) No Canadian Bid Loan may be prepaid without the prior consent of the applicable Canadian Bid Loan Lender.

         (c) Each Canadian Borrower may, upon notice to the Canadian Swing Line Lender (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Canadian Swing Line Loans in whole or in part without premium or penalty; provided that (i) such notice must be received by the Canadian Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (ii) any such prepayment shall be in a minimum principal amount of C $1,000,000 or US $1,000,000, as applicable. Each such notice shall specify the date and amount of such prepayment. If such notice is given by a

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Canadian Borrower, such Canadian Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein.

         (d) If for any reason the Total Canadian Outstandings at any time exceed the Aggregate Canadian Commitments then in effect, each Canadian Borrower shall immediately prepay Loans and/or Cash Collateralize the Canadian L/C Obligations in an aggregate amount equal to such excess (on a proportionate basis having regard to the Loans and Canadian L/C Obligations of each Canadian Borrower); provided, however, that the Canadian Borrowers shall not be required to Cash Collateralize the Canadian L/C Obligations pursuant to this Section 3.06(d) unless after the prepayment in full of the Canadian Committed Loans and Canadian Swing Line Loans the Total Canadian Outstandings exceed the Aggregate Canadian Commitments then in effect.

         3.07     REPAYMENT OF CANADIAN LOANS.

         (a) Each Canadian Borrower shall repay to each Canadian Lender on the Maturity Date the aggregate principal amount of its Canadian Committed Loans and all other Canadian Obligations owing to such Lender outstanding on such date.

         (b) The applicable Canadian Borrower shall repay each Canadian Bid Loan made to it on the last day of the Interest Period in respect thereof.

         3.08     BANKERS' ACCEPTANCES.

         (a) Creation of Bankers' Acceptances. Upon receipt of a Canadian Committed Borrowing Notice requesting purchase or acceptance of Bankers' Acceptances, and subject to the provisions of this Agreement, each Canadian Lender shall accept, in accordance with its Canadian Pro Rata Share of the requested Canadian Committed Borrowing from time to time such Bankers' Acceptances as the applicable Canadian Borrower shall request.

         (b)      Terms of Acceptance by the Canadian Lenders.

                  (i) Delivery and Payment. Subject to Sections 3.08(c) and 3.08(d) and only if a valid appointment pursuant to Section 3.08(b)(v) is not in place, the Canadian Borrowers shall pre-sign and deliver to each Canadian Lender bankers' acceptance drafts in sufficient quantity to meet the their requirements for anticipated Canadian Committed Borrowings by way of Bankers' Acceptances. Each Canadian Borrower shall, at its option, provide for payment to Administrative Agent for the benefit of Canadian Lenders of each Bankers' Acceptance on the date on which a Bankers' Acceptance matures, either by payment of the full face amount thereof or through utilization of a conversion to another Type of Canadian Committed Borrowing in accordance with this Agreement, or through a combination thereof. Each Canadian Borrower waives presentment for payment of Bankers' Acceptances by Canadian Lenders and shall not claim from Canadian Lenders any days of grace for the payment at maturity of Bankers' Acceptances. Any amount owing by a Canadian Borrower in respect of any Bankers' Acceptance which is not paid in accordance with the foregoing, shall, as and from the

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         date on which such Bankers' Acceptance matures, be deemed to be outstanding hereunder as a Canadian Prime Rate Loan owing by such Canadian Borrower.

                  (ii) No Liability. Administrative Agent and Canadian Lenders shall not be liable for any damage, loss or improper use of any bankers' acceptance draft endorsed in blank except for any loss arising by reason of Administrative Agent or a Canadian Lender failing to use the same standard of care in the custody of such bankers' acceptance drafts as Administrative Agent or such Canadian Lender use in the custody of their own property of a similar nature.

                  (iii) Bankers' Acceptances Purchased by Canadian Lenders. Where a Canadian Borrower so elects in the Canadian Committed Borrowing Notice, each Canadian Lender shall purchase Bankers' Acceptances accepted by it for an amount equal to the Canadian Discount Proceeds.

                  (iv) Marketing. Where a Canadian Borrower so elects in the Canadian Committed Borrowing Notice, it shall be responsible for, and shall make its own arrangements with respect to, the marketing of Bankers' Acceptances, except for Bankers' Acceptances accepted by Canadian Lenders ("Old System Issuers") who are not able to issue Bankers' Acceptances as depository bills under the Depository Bills and Notes Act (Canada), which Bankers' Acceptances shall in all instances be purchased by such Old System Issuer.

                  (v) Power of Attorney. To facilitate the procedures contemplated in this Agreement, each Canadian Borrower appoints each Canadian Lender from time to time as the attorney-in-fact of such Canadian Borrower to execute, endorse and deliver on behalf of such Canadian Borrower drafts or depository bills in the form or forms prescribed by such Canadian Lender for Bankers' Acceptances denominated in Canadian Dollars. Each Bankers' Acceptance executed and delivered by a Canadian Lender on behalf of a Canadian Borrower shall be as binding upon such Canadian Borrower as if it had been executed and delivered by a Responsible Officer of such Canadian Borrower. The foregoing appointment shall cease to be effective, in respect of any Canadian Lender regarding such Canadian Borrower, three Business Days following receipt by such Canadian Lender of a written notice from such Canadian Borrower revoking such appointment (which notice shall be copied to the Administrative Agent); provided that any such revocation shall not affect Bankers' Acceptances previously executed and delivered by such Canadian Lender pursuant to such appointment.

                  (vi) Market. If the Canadian Required Lenders determine, which determination shall be final conclusive and binding on the Canadian Borrowers, that there does not exist at the applicable time a normal market in Canada for the purchase and sale of Bankers' Acceptances, the Administrative Agent shall so notify the Canadian Borrowers, and the Canadian Lenders' obligation to accept Bankers' Acceptances under this Agreement shall be suspended until such time as the Administrative Agent (upon the instruction of the Canadian Required Lenders) revokes such notice. During any such

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         suspension, a request for a Bankers' Acceptance will be deemed to be a request for a Canadian Prime Rate Committed Loan.

                  (vii)    Pro-Rata Treatment of Canadian Borrowings.

                           (A) In the event it is not practicable to allocate Bankers' Acceptances to each Canadian Lender such that the aggregate amount of Bankers' Acceptances required to be purchased by such Canadian Lender hereunder is in a whole multiple of C$100,000, the Administrative Agent is authorized by each Canadian Borrower and each Canadian Lender to make such allocation as the Administrative Agent determines in its sole and unfettered discretion may be equitable in the circumstances and, if the aggregate amount of such Bankers' Acceptances is not a whole multiple of C$100,000, then the Administrative Agent may allocate (on a basis considered by it to be equitable) the excess of such Bankers' Acceptances over the next lowest whole multiple of C$100,000 to one Canadian Lender, which shall purchase a Bankers' Acceptance with a face amount equal to the excess and having the same term as the corresponding Bankers' Acceptances. In no event shall the portion of the outstanding Canadian Committed Borrowings by way of Bankers' Acceptances of a Canadian Lender exceed such Canadian Lender's Pro Rata Share of the aggregate Canadian Committed Borrowings by way of Bankers' Acceptances by more than C$100,000 as a result of such exercise of discretion by the Administrative Agent.

                           (B)      If during the term of any Bankers'
                  Acceptance accepted by a Canadian Lender hereunder the Canadian Stamping Fee Rate changes as a result of a change in the Applicable Rate or an Event of Default occurs and is continuing, the fee paid to such Canadian Lender by the applicable Canadian Borrower pursuant to Section 4.02 (in this paragraph called the "Initial Fee") with respect to such Bankers' Acceptance shall be recalculated based upon such change in the Canadian Stamping Fee Rate or the existence of such Event of Default for the number of days during the term of such Bankers' Acceptance that such change is applicable or such Event of Default exists. If such recalculated amount is in excess of the Initial Fee then the applicable Canadian Borrower shall pay to such Canadian Lender the amount of such excess, and if such recalculated amount is less than the Initial Fee, then the amount of such reduction shall be credited to other amounts payable by the applicable Canadian Borrower to such Canadian Lender.

         (c)      General Procedures for Bankers' Acceptances.

                  (i) Notice. Each Canadian Borrower may in a Canadian Committed Borrowing Notice (which notice must be received by the Administrative Agent not later than 11:00 a.m. one Business Day prior to the date of the requested Canadian Borrowing by way of Bankers' Acceptances) request a Canadian Borrowing by way of Bankers' Acceptances. If such Canadian Borrower is responsible for marketing of such Bankers' Acceptances under Section 3.08(b)(iv), such Canadian Borrower by subsequent notice to

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         Administrative Agent by 11:00 a.m. on the day of the requested Canadian
         Borrowing by way of Bankers' Acceptances shall provide Administrative Agent (which shall in turn promptly notify each Canadian Lender) with information as to the discount proceeds payable by the purchasers of the Bankers' Acceptances and the party to whom delivery of the Bankers' Acceptances by each Canadian Lender is to be made against delivery to each Canadian Lender of the applicable discount proceeds. Such discount proceeds less the fee calculated in accordance with Section 4.02(c) shall promptly be delivered to the Administrative Agent. Any telephone advice given under this Section shall be subject to Section 3.02 and shall be confirmed by a written notice of the Canadian Borrower to Administrative Agent prior to 2:00 p.m. on the same day.

                  (ii) Rollover. In the case of a rollover of maturing Bankers' Acceptances issued by a Canadian Lender, such Canadian Lender, in order to satisfy the continuing liability of the applicable Canadian Borrower to the Canadian Lender for the face amount of the maturing Bankers' Acceptances issued by the applicable Canadian Borrower, shall retain for its own account the Canadian Net Proceeds of each new Bankers' Acceptance issued by it in connection with such rollover; and the applicable Canadian Borrower shall, on the maturity date of the maturing Bankers' Acceptances issued by the applicable Canadian Borrower, pay to Administrative Agent for the benefit of Canadian Lenders an amount equal to the difference between the face amount of the maturing Bankers' Acceptances and the aggregate Canadian Net Proceeds of the new Bankers' Acceptances.

                  (iii) Conversion from Canadian Prime Rate Loans. In the case of a conversion from a Canadian Prime Rate Committed Loan into a Canadian Committed Borrowing by way of Bankers' Acceptances to be accepted by a Canadian Lender pursuant to Sections 3.08(a), (b) and
         (c), such Canadian Lender, in order to satisfy the continuing liability of the applicable Canadian Borrower to it for the principal amount of the Canadian Prime Rate Loans owing by such Canadian Borrower being converted, shall retain for its own account the Canadian Discount Proceeds of each new Bankers' Acceptance issued by it in connection with such conversion; and the applicable Canadian Borrower shall, on the date of issuance of the Bankers' Acceptances, pay to Administrative Agent for the benefit of Canadian Lenders an amount equal to the difference between the aggregate principal amount of the Canadian Prime Rate Loans owing by the applicable Canadian Borrower being converted owing to the Canadian Lenders and the aggregate Canadian Discount Proceeds of such Bankers' Acceptances.

                  (iv) Conversions to Canadian Prime Rate Loans. In the case of a conversion of a Canadian Committed Borrowing by way of Bankers' Acceptances into Canadian Prime Rate Loan, each Canadian Lender, in order to satisfy the liability of the Canadian Borrower to it for the face amount of the maturing Bankers' Acceptances, shall record the obligation of the applicable Canadian Borrower to it as a Canadian Prime Rate Loan, unless such Canadian Borrower provides for payment to Administrative Agent for the benefit of Canadian Lenders of the face amount of the maturing Bankers' Acceptance in some other manner acceptable to Canadian Lenders, including conversion to another Type of Canadian Borrowing.

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                  (v)      Authorization. Each Canadian Borrower hereby
         authorizes each Canadian Lender to complete, stamp, hold, sell, rediscount or otherwise dispose of all Bankers' Acceptances accepted by it pursuant to this Section in accordance with the instructions provided by the applicable Canadian Borrower pursuant to Sections 3.01 and 3.02, as applicable.

                  (vi) Depository Notes. The parties agree that in the administering of Bankers' Acceptances, each Canadian Lender may avail itself of the debt clearing services offered by a clearing house for depository notes pursuant to the Depository Bills and Notes Act (Canada) and that the procedures set forth in Section 3.02 be deemed amended to the extent necessary to comply with the requirements of such debt clearing services.

         (d) Execution of Bankers' Acceptances. The signatures of any authorized signatory on Bankers' Acceptances may, at the option of the applicable Canadian Borrower, be reproduced in facsimile and such Bankers' Acceptances bearing such facsimile signatures shall be binding on the applicable Canadian Borrower as if they had been manually signed by such authorized signatory. Notwithstanding that any person whose signature appears on any Bankers' Acceptance as a signatory may no longer be an authorized signatory of the applicable Canadian Borrower at the date of issuance of a Bankers' Acceptance, and notwithstanding that the signature affixed may be a reproduction only, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and as if such signature had been manually applied, and any such Bankers' Acceptance so signed shall be binding on such Canadian Borrower.

         (e) Escrowed Funds. Upon the occurrence of an Event of Default and an acceleration of the Canadian Committed Loans under Section 10.02 or upon a prepayment permitted under Section 3.06, each Canadian Borrower shall forthwith pay to Administrative Agent for deposit into an escrow account maintained by and in the name of Administrative Agent for the benefit of Canadian Lenders in accordance with their Canadian Pro Rata Shares an amount equal to the Canadian Lenders' maximum potential liability (as determined by Administrative Agent) under then outstanding Bankers' Acceptances for such Canadian Borrower (the "Canadian Escrow Funds"). The Canadian Escrow Funds shall be held by Administrative Agent for set-off against future amounts owing by such Canadian Borrower in respect to such Bankers' Acceptances and pending such application shall bear interest at the rate declared by Administrative Agent from time to time as that payable by it in respect of deposits for such amount and for such period relative to the maturity date of the Bankers' Acceptances, as applicable. If such Event of Default is either waived or cured in compliance with the terms of this Agreement, then the Canadian Escrow Funds, together with any accrued interest to the date of release, shall be forthwith released to the applicable Canadian Borrower.

         3.09 CURRENCY FLUCTUATIONS. Notwithstanding any other provision of this Agreement, Administrative Agent shall have the right at any time and from time to time to calculate the Total Canadian Outstandings at the US Dollar Equivalent thereof in US Dollars for any purposes including making a determination from time to time of the available undrawn portion of the Aggregate Canadian Commitments. If following such calculation, Administrative Agent determines that the Total Canadian Outstandings are greater than 105% of the Aggregate

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Canadian Commitments at such time, then Administrative Agent shall so advise each Canadian Borrower and such Canadian Borrower shall following such advice repay, on the later of (a) five Business Days after such advice and (b) the earlier of (i) the next Interest Payment Date for Canadian Prime Rate Loans,
(ii) the next Interest Payment Date for Canadian US Eurodollar Rate Committed Loans or Canadian Eurodollar Rate Committed Loans, and (iii) the next maturity date of any outstanding Bankers' Acceptance, an amount equal to the amount by which the Total Canadian Outstandings exceeds the Aggregate Canadian Commitments, together with all accrued interest on the amount so paid.

         3.10     CURRENCY CONVERSION AND CURRENCY INDEMNITY.

         (a) Each Canadian Borrower shall make payment relative to any Canadian Borrowings (other than Canadian Base Rate Committed Loans or Canadian US Eurodollar Rate Committed Loans) or Canadian Letter of Credit denominated in Canadian Dollars in Canadian Dollars and shall make payment relative to Canadian US Base Rate Committed Loans, Canadian US Eurodollar Rate Committed Loans, and Canadian Letters of Credit denominated in US Dollars, in US Dollars. If any payment is received on account of any such Canadian Borrowings or Letter of Credit in any currency (the "Other Currency") other than the Applicable Currency (whether voluntarily, pursuant to any conversion of a Canadian Borrowing or pursuant to an order or judgment or the enforcement thereof or the realization of any security or the liquidation of a Canadian Borrower or otherwise howsoever), such payment shall constitute a discharge of the liability of such Canadian Borrower hereunder and under the other Loan Documents in respect thereof only to the extent of the amount of the Applicable Currency which the Administrative Agent or relevant Canadian Lenders are able to purchase with the amount of the Other Currency received by it on the Business Day next following such receipt in accordance with its normal procedures and after deducting any premium and costs of exchange.

         (b) If, for the purpose of obtaining or enforcing judgment in any court in any jurisdiction, it becomes necessary to convert into a particular currency (the "Judgment Currency") any amount due in Canadian Dollars, then the conversion shall be made on the basis of the rate of exchange prevailing on the next Business Day following the date such judgment is given and in any event each Canadian Borrower shall be obligated to pay the Administrative Agent or Canadian Lenders any deficiency in accordance with Section 3.10(a). For the foregoing purposes "rate of exchange" means the rate at which the Administrative Agent or relevant Canadian Lenders, as applicable, in accordance with their normal banking procedures are able on the relevant date to purchase Canadian Dollars with the Judgment Currency after deducting any premium and costs of exchange.

         (c) If the Administrative Agent or any Canadian Lender receives any payment or payments on account of the liability of a Canadian Borrower hereunder pursuant to any judgment or order in any Other Currency, and the amount of Canadian Dollars which the Administrative Agent or relevant Canadian Lender is able to purchase on the Business Day next following such receipt with the proceeds of such payment or payments in accordance with its normal procedures and after deducting any premiums and costs of exchange is less than the amount of Canadian Dollars due in respect of such liabilities immediately prior to such judgment or order, then such Canadian Borrower shall, within five Business Days after demand, and such Canadian Borrower

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hereby agrees to, indemnify and save Administrative Agent or such Canadian
Lender harmless from and against any loss, cost or expense arising out of or in connection with such deficiency. The agreement of indemnity provided for in this
Section 3.10(c) shall constitute an obligation separate and independent from all other obligations contained in this Agreement, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by Administrative Agent or the Lenders or any of them from time to time, and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum in respect of an amount due hereunder or under any judgment or order.

                                   ARTICLE IV.
                     GENERAL PROVISIONS APPLICABLE TO SENIOR
                    CREDIT FACILITY AND CANADIAN SUBFACILITY

         4.01     INTEREST ON LOANS.

         (a) Subject to the provisions of subsection (c) below, (i) each US Eurodollar Rate Committed Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the US Dollar Eurodollar Rate for such Interest Period plus the Applicable Rate; (ii) each US Base Rate Committed Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the US Base Rate; (iii) each US Bid Loan shall bear interest on the outstanding principal amount thereof for the Interest Period therefor at a rate per annum equal to the US Dollar Eurodollar Rate for such Interest Period plus (or minus) the US Eurodollar Bid Margin, or at the Absolute Rate for such Interest Period, as the case may be; and (iv) each US Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the US Swing Line Rate.

         (b) Subject to the provisions of subsection (c) below, (i) each Canadian Eurodollar Rate Committed Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Canadian Dollar Eurodollar Rate for such Interest Period plus the Applicable Rate; (ii) each Canadian US Eurodollar Rate Committed Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the US Dollar Eurodollar Rate for such Interest Period plus the Applicable Rate; (iii) each Canadian Prime Rate Committed Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Canadian Prime Rate; (iv) each Canadian Base Rate Committed Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Canadian US Dollar Base Rate; (v) each Canadian Bid Loan shall bear interest on the outstanding principal amount thereof for the Interest Period therefor at a rate per annum equal to the Canadian Dollar Eurodollar Rate for such Interest Period plus (or minus) the Canadian Eurodollar Bid Margin, or at the Absolute Rate for such Interest Period, as the case may be; and (vi) each Canadian Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Canadian Swing Line Rate.

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                  (i)      If any amount of principal of any Loan is not paid
         when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the rate two percent (2%) above the rate that was applicable to such Loan before a principal payment on such Loan became past due, to the fullest extent permitted by applicable Laws.

                  (ii) If any amount (other than principal of any Loan) payable by the applicable Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of
         (x) the US Required Lenders, in the case of a US Obligation, or (y) the Canadian Required Lenders, in the case of a Canadian Obligation, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to, in the case of a US Obligation, the US Base Rate plus two percent (2%), and, in the case of a Canadian Obligation, the Canadian Prime Rate plus two percent (2%) to the fullest extent permitted by applicable Laws.

                  (iii) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

         (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

         (d) For the purposes of the Interest Act (Canada), whenever interest payable pursuant to this Agreement with respect to the Canadian Borrowings, Canadian L/C Obligations and other amounts payable hereunder or under the other Loan Documents with respect thereto is calculated on the basis of a period other than a calendar year (the "Relevant Period"), each rate of interest determined pursuant to such calculation expressed as an annual rate is equivalent to such rate as so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by the number of days in the Relevant Period.

         (e) To the extent permitted by law, the provisions of the Judgment Interest Act (Alberta) R.S.A. 2000 C.J-1 shall not apply to the Loan Documents and are hereby expressly waived by Canadian Borrowers.

         (f) For the purposes of the Interest Act (Canada), the principle of deemed reinvestment of interest shall not apply to any interest calculation under the Loan Documents with respect to the Canadian Borrowings, Canadian L/C Obligations, Bankers' Acceptances and other amounts payable hereunder or under the other Loan Documents with respect thereto, and the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

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         4.02     FEES. In addition to certain fees described in subsections (i)
and (j) of Section 2.04 and subsections (i) and (j) of Section 3.04:

         (a)      Facility Fees.

                  (i) The US Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, a facility fee equal to the Applicable Rate times the actual daily amount of the Aggregate US Commitments (or, if the Aggregate US Commitments have terminated, on the Outstanding Amount of all US Committed Loans, US Swing Line Loans and US L/C Obligations), regardless of usage.

                  (ii) Devon Canada shall pay to the Administrative Agent for the account of each Canadian Lender in accordance with its Pro Rata Share, a facility fee equal to the Applicable Rate times the actual daily amount of the Aggregate Canadian Commitments (or, if the Aggregate Canadian Commitments have terminated, on the Outstanding Amount of all Canadian Committed Loans, Canadian Swing Line Loans and Canadian L/C Obligations), regardless of usage.

                  (iii) The facility fees shall accrue at all times during the Availability Period (and thereafter so long as any Committed Loans, Swing Line Loans or L/C Obligations remain outstanding), including at any time during which one or more of the conditions in Article VI is not met, and shall be due and payable quarterly in arrears on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date (and, if applicable, thereafter on demand). The facility fees shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

         (b)      Utilization Fees.

                  (i) The US Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Pro Rata Share, a utilization fee equal to the Applicable Rate times the Total Outstandings on each day that the Total Outstandings exceed 50% of the actual daily amount of the Aggregate Commitments then in effect (or, if terminated, in effect immediately prior to such termination).

                  (ii) The utilization fees shall accrue at all times during the Availability Period (and thereafter so long as any Committed Loans, Swing Line Loans or L/C Obligations remain outstanding), including at any time during which one or more of the conditions in Article VI is not met, and shall be due and payable quarterly in arrears on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Maturity Date (and, if applicable, thereafter on demand). The utilization fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual

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

         daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

         (c) Canadian Stamping Fee. In consideration of each Canadian Lender's commitment to accept Bankers' Acceptances under this Agreement, the applicable Canadian Borrower will pay to Administrative Agent for the account of each Canadian Lender the Canadian Stamping Fee Rate multiplied by the face amount of each Bankers' Acceptance accepted by such Canadian Lender under this Agreement calculated for the number of days in the term of such Bankers' Acceptance. Such fee shall be due and payable on the date on which such Bankers' Acceptances are accepted and if such Canadian Lender is purchasing such Bankers' Acceptance, such fee shall be deducted from the Canadian Discount Proceeds paid to the applicable Canadian Borrower.

         (d) Other Fees. The Borrowers shall pay to the Joint Lead Arrangers and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

         4.03     COMPUTATION OF INTEREST AND FEES ON LOANS. All computations of
(a) interest for (i) US Base Rate Loans, (ii) Canadian Base Rate Committed Loans, and (iii) Canadian Prime Rate Loans, and (b) stamping fees for Bankers' Acceptances shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest on Loans shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 4.05(a), bear interest for one day.

         4.04     EVIDENCE OF DEBT.

         (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained with respect to each applicable Borrower by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrowers and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the applicable Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender's Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

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

         (b) In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

         4.05     PAYMENTS GENERALLY.

         (a) All payments to be made by any Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by any Borrower hereunder shall be made to the Administrative Agent or in the case of Canadian Borrowings or Canadian Letters of Credit to the Administrative Agent at the Canadian Payment Office, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent's Office or the Canadian Payment Office, as applicable, in the Applicable Currency, and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent or the Administrative Agent's office, as applicable, will promptly distribute to each applicable Lender its Pro Rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender's Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue.

         (b) If any payment to be made by any Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

         (c) Unless any Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that such Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that such Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:

                  (i) if any Borrower failed to make such payment, each applicable Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds at the Federal Funds Rate (or in the case of the Canadian Loans or Canadian Letters of Credit, the Canadian Prime Rate) from time to time in effect; and

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

                  (ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the applicable Borrower to the date such amount is recovered by the Administrative Agent (the "Compensation Period") at a rate per annum equal to the Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Committed Loan or Bid Loan, as the case may be, included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may make a demand therefor upon the applicable Borrower, and such Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or any Borrower may have against any Lender as a result of any default by such Lender hereunder.

         A notice of the Administrative Agent to any Lender or any Borrower with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error.

         (d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article IV, and such funds are not made available to the applicable Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article VI are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

         (e) The obligations of the Lenders hereunder to make US Committed Loans and to fund participations in US Letters of Credit and US Swing Line Loans are several and not joint. The failure of any Lender to make any US Committed Loan or to fund any such participation on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its US Committed Loan or purchase its participation.

         (f) The obligations of the Canadian Lenders hereunder to make Canadian Committed Loans, to accept or purchase Bankers' Acceptances, and to fund participations in Canadian Letters of Credit and Canadian Swing Line Loans are several and not joint. The failure of any Canadian Lender to make any Canadian Committed Loan, to accept or purchase any Bankers' Acceptance, or to fund any such participation on any date required hereunder shall not relieve any other Canadian Lender of its corresponding obligation to do so on such date, and no Canadian Lender shall be responsible for the failure of any other Canadian Lender to so make its Canadian Committed Loan or purchase its participation.

         (g) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

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         4.06     SHARING OF PAYMENTS.

         (a) If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the US Committed Loans made by it, or the participations in US L/C Obligations or in US Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (i) notify the Administrative Agent of such fact, and (ii) purchase from the other Lenders such participations in the US Committed Loans made by them and/or such subparticipations in the participations in US L/C Obligations or US Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such US Committed Loans or such participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the applicable purchasing Lender under any of the circumstances described in Section 12.07 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other applicable Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. The US Borrower agrees that any Lender so purchasing a participation from the other Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 12.10) with respect to such participation as fully as if such Lender were the direct creditor of the US Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this subsection and will in each case notify the applicable Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this subsection shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the US Obligations purchased to the same extent as though the purchasing Lender were the original owner of the US Obligations purchased.

         (b) If, other than as expressly provided elsewhere herein, any Canadian Lender shall obtain on account of the Canadian Committed Loans made by it, the Bankers' Acceptances accepted by it, or the participations in Canadian L/C Obligations or in Canadian Swing Line Loans held by it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Canadian Lender shall immediately (i) notify the Administrative Agent of such fact, and (ii) purchase from the other Canadian Lenders such participations in the Canadian Committed Loans and Bankers' Acceptances made by them and/or such subparticipations in the participations in Canadian L/C Obligations or Canadian Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Canadian Lender to share the excess payment in respect of such Canadian Committed Loans and Bankers' Acceptances or such participations, as the case may be, pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the applicable purchasing

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Canadian Lender under any of the circumstances described in Section 12.07
(including pursuant to any settlement entered into by the purchasing Canadian Lender in its discretion), such purchase shall to that extent be rescinded and each other applicable Canadian Lender shall repay to the purchasing Canadian Lender the purchase price paid therefor, together with an amount equal to such paying Canadian Lender's ratable share (according to the proportion of (i) the amount of such paying Canadian Lender's required repayment to (ii) the total amount so recovered from the purchasing Canadian Lender) of any interest or other amount paid or payable by the purchasing Canadian Lender in respect of the total amount so recovered, without further interest thereon. The Canadian Borrowers agree that any Canadian Lender so purchasing a participation from another Canadian Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 12.10) with respect to such participation as fully as if such Canadian Lender were the direct creditor of the applicable Canadian Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this subsection and will in each case notify the applicable Canadian Lenders following any such purchases or repayments. Each Canadian Lender that purchases a participation pursuant to this subsection shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Canadian Obligations purchased to the same extent as though the purchasing Canadian Lender were the original owner of the Canadian Obligations purchased.

         4.07 CANADIAN REALLOCATION OF THE COMMITMENTS The Borrowers may by notice to the Administrative Agent reallocate a portion of the Aggregate Commitments specified therein as part of the Aggregate Canadian Commitments; provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date such reallocation shall become effective, (ii) any such reallocation shall be in an aggregate amount of US $50,000,000 if the amount of the Aggregate Canadian Commitments at the time of such reallocation is zero, and otherwise in an aggregate amount of US $10,000,000 or in each case any whole multiple of US $1,000,000 in excess thereof, or shall be a reallocation to zero, (iii) after any such reallocation, the amount of the Aggregate Canadian Commitments shall be equal to or greater than US $50,000,000 or shall be zero, (iv) the Borrowers shall not reallocate any portion of the Aggregate Commitments if, after giving effect thereto and to any concurrent prepayments hereunder (a) the Total Outstandings would exceed the Aggregate Commitments, (b) the Total Canadian Outstandings would exceed the Aggregate Canadian Commitments, (c) the sum of any Lender's outstanding US Committed Loans plus such Lender's Pro Rata Share of outstanding US L/C Obligations and US Swing Line Loans would exceed such Lender's US Commitment; or
(d) the sum of any Canadian Lender's outstanding Canadian Committed Loans and Bankers' Acceptances plus such Canadian Lender's Pro Rata Share of outstanding Canadian L/C Obligations and Canadian Swing Line Loans would exceed such Canadian Lender's Canadian Commitment, and (v) the Borrowers shall make not more than four reallocations of the Commitments in any calendar year. The Administrative Agent will promptly notify the Lenders or their Canadian branches or affiliates with Canadian Commitments of any such notice of reallocation of the Commitments and the amount of their respective Canadian Commitments, and shall notify all Lenders of the Commitments and the Aggregate Canadian Commitments upon the effectiveness of such reallocation.

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         4.08     EXTENSION OF MATURITY DATE.

         (a) Not earlier than 60 days prior to, nor later than 45 days prior to, each anniversary of the Closing Date, the US Borrower may, upon notice to the Administrative Agent (which shall promptly notify the Lenders), request a one-year extension of the Maturity Date then in effect. Within 30 days of delivery of such notice, each Lender shall notify the Administrative Agent whether or not it consents to such extension (which consent may be given or withheld in such Lender's sole and absolute discretion). Any Lender not responding within the above time period shall be deemed not to have consented to such extension. The Administrative Agent shall promptly notify the US Borrower and the Lenders of the Lenders' responses.

         (b) The Maturity Date shall be extended only if Lenders holding at least 75% of the Aggregate Commitments (calculated excluding Defaulting Lenders and prior to giving effect to any replacements of Lenders permitted herein) (the "Consenting Lenders") have consented thereto. If so extended, the Maturity Date, as to the Consenting Lenders, shall be extended to the same date in the following year, effective as of the Maturity Date then in effect (such existing Maturity Date being the "Extension Effective Date"). The Administrative Agent and the US Borrower shall promptly confirm to the Lenders such extension and the Extension Effective Date. As a condition precedent to such extension, the US Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Extension Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such extension and (ii) in the case of each Borrower, certifying that, (A) before and after giving effect to such extension, the representations and warranties contained in Article VII and the other Loan Documents made by it are true and correct in all material respects on and as of the Extension Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, (B) before and after giving effect to such extension no Default exists or will exist, and (C) no event has occurred since the date of the most recent audited financial statements of the US Borrower delivered pursuant to Section 8.02(a) that has had, or could reasonably be expected to have, a Material Adverse Effect. The US Borrower shall prepay any US Committed Loans outstanding on the Extension Effective Date (and pay any additional amounts required pursuant to Section 5.05) to the extent necessary to keep outstanding US Committed Loans ratable with any revised and new Pro Rata Shares of all the Lenders effective as of the Extension Effective Date. Each Canadian Borrower shall prepay any Canadian Committed Loans owing by it outstanding on the Extension Effective Date (and pay any additional amounts required pursuant to Section 5.05) to the extent necessary to keep outstanding Canadian Committed Loans ratable with any revised and new Pro Rata Shares of all the Canadian Lenders effective as of the Extension Effective Date.

         (c) If any Lender does not consent to the extension of the Maturity Date as provided in this Section 4.08, the US Borrower shall have the right to replace such Lender in accordance with Section 12.17.

         (d)      This Section shall supersede any provisions in Section 4.06 or
12.01 to the contrary.

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         4.09     INCREASE IN COMMITMENTS.

         (a) Provided there exists no Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the US Borrower may, from time to time, request an increase in the Aggregate Commitments to an amount not exceeding US $2,000,000,000; provided that (i) any such request for an increase shall be in a minimum amount of US $50,000,000, and (ii) the US Borrower may make a maximum of two such requests per calendar year. At the time of sending such notice, the US Borrower (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to the Lenders). Each Lender shall notify the Administrative Agent within such time period whether or not it agrees to increase its Commitment and, if so, whether by an amount equal to, greater than, or less than its Pro Rata Share of such requested increase. Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment. The Administrative Agent shall notify the US Borrower and each Lender of the Lenders' responses to each request made hereunder. To achieve the full amount of a requested increase, the US Borrower may also invite additional Eligible Assignees to become Lenders pursuant to a joinder agreement in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

         (b) If the Aggregate Commitments are increased in accordance with this Section, the Administrative Agent and the US Borrower shall determine the effective date (the "Increase Effective Date") and the final allocation of such increase. The Administrative Agent shall promptly notify the US Borrower and the Lenders of the final allocation of such increase and the Increase Effective Date. As a condition precedent to such increase, the US Borrower shall deliver to the Administrative Agent a certificate of each Loan Party dated as of the Increase Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of each Borrower, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in
Article VII and the other Loan Documents made by it are true and correct in all material respects on and as of the Extension Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (B) no Default exists. The US Borrower shall prepay any US Committed Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 5.05) to the extent necessary to keep the outstanding US Committed Loans ratable with any revised Pro Rata Shares arising from any nonratable increase in the US Commitments under this Section. Each Canadian Borrower shall prepay any Canadian Committed Loans owing by it and outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to Section 5.05) to the extent necessary to keep the outstanding Canadian Committed Loans ratable with any revised Pro Rata Shares arising from any nonratable increase in the Canadian Commitments under this Section.

         (c) This Section shall supersede any provisions in Sections 4.06 or 12.01 to the contrary.

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         4.10     TERMINATION OR REDUCTION OF COMMITMENTS. The US Borrower may,
upon notice to the Administrative Agent, terminate the Aggregate Commitments (including the Aggregate Canadian Commitments), or from time to time permanently reduce the Aggregate Commitments (and proportionately reduce the Aggregate Canadian Commitments); provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. two Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of US $10,000,000 or any whole multiple of US $1,000,000 in excess thereof, (iii) the US Borrower shall not terminate or reduce the Aggregate Commitments (and the Aggregate Canadian Commitments, if applicable) if, after giving effect thereto and to any concurrent prepayments hereunder, (1) the Total Outstandings would exceed the Aggregate Commitments, (2) the Total US Outstandings would exceed the Aggregate US Commitments, or (3) the Total Canadian Outstandings would exceed the Aggregate Canadian Commitments, and (iv) if, after giving effect to any reduction of the Aggregate Commitments, the US Letter of Credit Sublimit or the US Swing Line Sublimit exceeds the amount of the Aggregate US Commitments or the Canadian Letter of Credit Sublimit or the Canadian Swing Line Sublimit exceeds the Aggregate Canadian Commitments, such Sublimits shall be automatically reduced by the amount of such excess. The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of the Aggregate Commitments. Any reduction of the Aggregate Commitments shall be applied to the US Commitment of each Lender according to such Lender's Pro Rata Share. All fees accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

                                   ARTICLE V.
                     TAXES, YIELD PROTECTION AND ILLEGALITY

         5.01     TAXES.

         (a) Any and all payments by any Borrower to or for the account of the Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the Administrative Agent and each Lender, taxes imposed on or measured by its overall net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which the Administrative Agent or such Lender, as the case may be, is organized or maintains a lending office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If any Borrower shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, (i) subject to compliance by such Lender with Sections 12.16 and 5.01(g), as applicable, the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), each of the Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions, (iii) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within 30 days

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

after the date of such payment, such Borrower shall furnish to the Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, the Borrowers agree to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

         (c) If any Borrower shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, such Borrower shall also pay to the Administrative Agent or to such Lender, as the case may be, at the time interest is paid, such additional amount that the Administrative Agent or such Lender specifies is necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) that the Administrative Agent or such Lender would have received if such Taxes or Other Taxes had not been imposed.

         (d) Subject to compliance by such Lender with Sections 12.16 and 5.01(g), as applicable, each Borrower agrees to indemnify the Administrative Agent and each Lender for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by the Administrative Agent and such Lender, (ii) amounts payable under Section 5.01(c) and (iii) any liability (including additions to tax, penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that the Borrowers shall not be obligated to indemnify the Administrative Agent or any Lender pursuant to this Section 5.01(d) in respect of penalties, interest or expenses arising from or with respect to such Taxes or Other Taxes if such penalties, interest or expenses are attributable to the gross negligence or willful misconduct of the Person seeking indemnification. Any payment required to be made under this Section 5.01(d) shall be made within 30 days after the date such Lender or the Administrative Agent makes a demand therefor.

         (e) In the event that any Lender or the Administrative Agent receives a refund in respect of Taxes or Other Taxes as to which it has been paid additional amounts by any Borrower pursuant to clause (a) or (b) above or indemnified by any Borrower pursuant to clause (d) and such Lender or Administrative Agent, as applicable, reasonably determines that such refund is attributable to such additional amounts or indemnification, then such Lender or Administrative Agent, as applicable, shall promptly notify the Administrative Agent and the applicable Borrower and shall within 30 Business Days remit to such Borrower an amount as such Lender or Administrative Agent, as applicable, determines to be the proportion of the refunded amount as will leave it, after such remittance, in no better or worse position than it would have been if the Taxes or Other Taxes had not been imposed and the corresponding additional amounts or indemnification payment not been made; provided, that such Borrower, upon request by the Administrative Agent or such Lender, shall promptly return such refund to the Administrative Agent or such Lender, as the case may be, in the event that the Administrative

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

Agent or such Lender is required to repay such refund to the relevant Governmental Authority. Nothing contained in this Section 5.01(e) shall require the Administrative Agent or any Lender to make available to any Borrower any of its tax returns or any other information relating to its taxes that it deems to be confidential.

         (f) If requested by any Borrower, any Lender claiming any indemnity or additional amounts payable pursuant to this Section 5.01 shall use its reasonable efforts (consistent with its reasonable internal policy and legal and regulatory restrictions) to change the jurisdiction of its designated Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such indemnity or additional amounts which would be payable or may thereafter accrue; provided, that such designation would not, in the sole judgment of such Lender exercised in good faith, be otherwise disadvantageous to such Lender; provided, further, that nothing in this Section 5.01(f) shall adversely affect or postpone any of the obligations of any Borrower or the rights of any Lender under this Agreement.

         (g) Each Canadian Lender that is not a Canadian Resident Lender shall deliver, or have its applicable lending office deliver, to the Canadian Borrowers and the Administrative Agent on the date on which such Canadian Lender or such applicable lending office becomes a Canadian Lender hereunder (whether by way of becoming a successor Canadian Lender or otherwise), notice that the Canadian Lender is not a Canadian Resident Lender. In addition, if there is any change in such status, the applicable Canadian Lender shall provide notice of such change promptly to the Canadian Borrowers and the Administrative Agent. Notwithstanding any provision hereof to the contrary and for the avoidance of doubt, it is acknowledged by the parties that there may be Canadian tax imposed under Part XIII of the Income Tax Act (Canada) ("Canadian Withholding Tax") on any payments as, on account or in lieu of payment of, or in satisfaction of, interest and other fees paid by the Canadian Borrowers or the Administrative Agent under the Canadian SubFacility (but, for greater certainty, excluding any payments under the Guaranties) to persons who are not Canadian Resident Lenders (such payments a "Taxable Payment"). The Canadian Borrowers shall have no obligation to make any additional or increased payment under clause (a) or clause (c) above, or to indemnify the Administrative Agent or a Canadian Lender under clause (d) above, in respect of any Canadian Withholding Tax on a Taxable Payment, and the Canadian Borrowers shall be entitled to deduct and remit to the proper Canadian taxing authorities any such Canadian Withholding Tax from any such Taxable Payments.

         5.02 ILLEGALITY. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund US Dollar Eurodollar Rate Loans, or Canadian Dollar Eurodollar Rate Loans, as applicable, or to determine or charge interest rates based upon the US Dollar Eurodollar Rate or the Canadian Dollar Eurodollar Rate, then, on notice thereof by such Lender to each applicable Borrower through the Administrative Agent, any obligation of such Lender (a) to make or continue US Dollar Eurodollar Rate Loans or Canadian US Eurodollar Rate Committed Loans, or (b) to convert (i) US Base Rate Committed Loans to US Eurodollar Rate Committed Loans or (ii) Canadian Prime Rate Committed Loans or Canadian Base Rate Committed Loans to Canadian Eurodollar Rate Committed Loans or Canadian US Eurodollar Rate Committed Loans, shall be suspended until such Lender notifies the Administrative Agent

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

and each applicable Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, each applicable Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, (a) convert all US Dollar Eurodollar Rate Loans or Canadian US Eurodollar Rate Committed Loans of such Lender to US Base Rate Loans, or Canadian Base Rate Committed Loans, as the case may be, and (b) convert all Canadian Dollar Eurodollar Rate Loans of such Lender to Canadian Prime Rate Committed Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such US Dollar Eurodollar Rate Loans or Canadian Dollar Eurodollar Rate Loans, as the case may be, to such day, or immediately, if such Lender may not lawfully continue to maintain such US Dollar Eurodollar Rate Loans or Canadian Eurodollar Rate Loans, as the case may be. Upon any such prepayment or conversion, each applicable Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

         5.03     INABILITY TO DETERMINE RATES.

         (a) If the US Required Lenders determine that for any reason adequate and reasonable means do not exist for determining the US Dollar Eurodollar Rate for any requested Interest Period with respect to a proposed US Eurodollar Rate Committed Loan, or that the US Dollar Eurodollar Rate for any requested Interest Period with respect to a proposed US Eurodollar Rate Committed Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the US Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain US Dollar Eurodollar Rate Loans shall be suspended until the Administrative Agent (upon the instruction of the US Required Lenders) revokes such notice. Upon receipt of such notice, the US Borrower may revoke any pending request for a US Borrowing of, conversion to or continuation of US Eurodollar Rate Committed Loans or, failing that, will be deemed to have converted such request into a request for a US Committed Borrowing of US Base Rate Loans in the amount specified therein.

         (b) If the Canadian Required Lenders determine that for any reason adequate and reasonable means do not exist for determining the US Dollar Eurodollar Rate or the Canadian Dollar Eurodollar Rate for any requested Interest Period with respect to a proposed Canadian Eurodollar Rate Committed Loan, or that the US Dollar Eurodollar Rate or the Canadian Dollar Eurodollar Rate for any requested Interest Period with respect to a proposed Canadian Committed Loan does not adequately and fairly reflect the cost to such Canadian Lenders of funding such Loan, the Administrative Agent will promptly so notify each Canadian Borrower and each Canadian Lender. Thereafter, the obligation of the Canadian Lenders to make or maintain Canadian Dollar Eurodollar Rate Loans and Canadian US Eurodollar Rate Loans shall be suspended until the Administrative Agent (upon the instruction of the Canadian Required Lenders) revokes such notice. Upon receipt of such notice, any Canadian Borrower may revoke any pending request for a Canadian Borrowing of, conversion to or continuation of such Canadian Committed Loans or, failing that, will be deemed to have converted such request into a

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

request for a Canadian Committed Borrowing of Canadian Base Rate Committed Loans or Canadian Prime Rate Committed Loans in the amount specified therein.

         5.04 INCREASED COST AND REDUCED RETURN; CAPITAL ADEQUACY; RESERVES ON US DOLLAR EURODOLLAR RATE LOANS, CANADIAN DOLLAR EURODOLLAR RATE LOANS, AND CANADIAN US EURODOLLAR RATE COMMITTED LOANS.

         (a) If any Lender determines that as a result of a Change in Law, or such Lender's compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining US DOLLAR EURODOLLAR RATE LOANS, Canadian Dollar Eurodollar Rate Loans, or Canadian US Eurodollar Rate Committed Loans or (as the case may be) issuing or participating in Letters of Credit, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this subsection (a) any such increased costs or reduction in amount resulting from (i) Taxes or Other Taxes (as to which Section 5.01 shall govern), (ii) changes in the basis of taxation of, or in the rate or amount of taxes imposed on or measured by reference to, overall net income or franchise taxes (in lieu of net income taxes), or overall gross income by the United States or Canada or any other foreign jurisdiction or any political subdivision of either thereof under the Laws of which such Lender is organized or maintains a Lending Office, and (iii) reserve requirements contemplated by Section 5.04(c)), then from time to time within 20 days following delivery by such Lender of a certificate described in Section 5.06 (with a copy of such demand to the Administrative Agent), each applicable Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction.

         (b) If any Lender determines that a Change in Law regarding capital adequacy or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender's desired return on capital), then from time to time upon demand of such Lender (with a copy of such demand to the Administrative Agent), each applicable Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction.

         (c) The US Borrower shall pay to each Lender, and the applicable Canadian Borrower shall pay to each Canadian Lender, as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or deposits (currently known as "Eurocurrency liabilities"), additional interest on the unpaid principal amount of each US Dollar Eurodollar Rate Loan or Canadian Dollar Eurodollar Rate Loan, as applicable, equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which shall be due and payable on each date on which interest is payable on such Loan, provided the applicable Borrower shall have received at least 15 days' prior notice (with a copy to the Administrative Agent) of such additional interest from such Lender. If a Lender fails to give notice 15 days prior to the relevant Interest Payment Date, such additional interest shall be due and payable 15 days from receipt of such notice.

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

         5.05 COMPENSATION FOR LOSSES. Within 20 days following delivery by any Lender of a certificate described in Section 5.06, upon demand of such Lender (with a copy to the Administrative Agent) from time to time, each applicable Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

         (a) any continuation, conversion, payment or prepayment of any Loan other than a US Base Rate Loan, a Canadian Prime Rate Committed Loan or a Canadian Base Rate Committed Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

         (b) any failure by the applicable Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a US Base Rate Loan, a Canadian Prime Rate Loan or a Canadian Base Rate Committed Loan, as the case may be, on the date or in the amount notified by the applicable Borrower; or

         (c) any assignment of a US Dollar Eurodollar Rate Loan or a Canadian Dollar Eurodollar Rate Loan or a Canadian US Eurodollar Rate Committed Loan, as the case may be, on a day other than the last day of the Interest Period therefor as a result of a request by the applicable Borrower pursuant to
Section 12.17;

excluding any loss of anticipated profits but including any actual loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained.

         5.06     MATTERS APPLICABLE TO ALL REQUESTS FOR COMPENSATION.

         A certificate of the Administrative Agent or any Lender claiming compensation under this Article V and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods. The applicable Borrower may reasonably request copies of documentation supporting such methods.

         Upon any Lender's making a claim for compensation under Section 5.01 or 5.04, the US Borrower may replace such Lender in accordance with Section 12.17.

         Notwithstanding any other provision of this Agreement to the contrary, no Borrower shall be under any obligation to compensate the Administrative Agent or any Lender under Sections 5.01, 5.04 or 5.05 with respect to any request to be compensated for any losses, costs, expenses or other amounts relating to any period prior to the date that is 180 days prior to such request if such Lender or the Administrative Agent, as the case may be, knew of the circumstances giving rise to such losses, costs, expenses or amounts.

         5.07 SURVIVAL. All of the Borrowers' obligations under this Article V shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

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                                   ARTICLE VI.
                    CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

         6.01 CONDITIONS OF INITIAL CREDIT EXTENSION. The obligation of each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent:

         (a) The Administrative Agent's receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent and each of the
Lenders:

                  (i) executed counterparts of this Agreement and the Guaranties, sufficient in number for distribution to the Administrative Agent, each Lender and each Borrower;

                  (ii) a Note executed by each Borrower, as applicable in favor of each Lender requesting a Note;

                  (iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party;

                  (iv) such documents and certificates as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, validly existing and in good standing issued by appropriate public officials of the jurisdiction of such Loan Party's organization or formation;

                  (v) favorable opinions of (i) Mayer, Brown, Rowe and Maw, counsel to the Loan Parties, (ii) Bennett Jones LLP, counsel to the Canadian Borrowers, and (iii) Stewart McKelvey Stirling Scales, counsel to Devon Financing ULC, in each case addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit H, as applicable, and such other matters concerning the Loan Parties and the Loan Documents as the Required Lenders may reasonably request;

                  (vi) a certificate signed by a Responsible Officer of the US Borrower certifying (A) that the conditions specified in Sections 6.02(a) and (b) have been satisfied, (B) that there has been no event or circumstance since the date of the Audited Financial Statements that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect; and (C) the current Debt Ratings; and

                  (vii) a duly completed Compliance Certificate as of December 31, 2003, signed by a Responsible Officer of the US Borrower.

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         (b)      Any fees required to be paid on or before the Closing Date shall have been paid.

         (c) All indebtedness and obligations of the US Borrower under the Existing US Credit Agreement and the Canadian Borrowers under the Existing Canadian Credit Agreement shall be paid on the Closing Date and the Existing US Credit Agreement and the Existing Canadian Credit Agreement shall be terminated on the Closing Date.

         (d) Unless waived by the Administrative Agent, the Borrowers shall have paid all reasonable and documented Attorney Costs of the Administrative Agent to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute its reasonable estimate of Attorney Costs incurred or to be incurred by it through the closing proceedings; provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrowers and the Administrative Agent; and provided further that, as used in this Section 6.01(d), "Attorney Costs" shall include (i) all fees, expenses and disbursements of only one law firm constituting U.S. counsel to the Administrative Agent, and (ii) all fees, expenses and disbursements of only one law firm constituting Canadian counsel to the Administrative Agent.

         6.02 CONDITIONS TO ALL CREDIT EXTENSIONS. The obligations (i) of each Lender to honor any Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Committed Loans to the other Type or a continuation of Loans) are subject to the following conditions precedent:

         (a) The representations and warranties of each Borrower and each other Loan Party contained in Article VII or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such US Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

         (b) No Default shall exist, or would result from such proposed Credit Extension.

         (c) The Administrative Agent and the applicable L/C Issuer or US Swing Line Lender or Canadian Swing Line Lender (as applicable) shall have received a Request for US Credit Extension or Request for Canadian Credit Extension, as the case may be, in accordance with the requirements hereof.

Each Request for US Credit Extension and Request for Canadian Credit Extension (other than (i) a US Committed Loan Notice requesting only a conversion of US Committed Loans to the other Type or a continuation of US Eurodollar Rate Committed Loans or (ii) a Canadian Committed Borrowing Notice requesting only a conversion of Canadian Committed Loans to the other Type or a continuation of Canadian Eurodollar Rate Committed Loans) submitted by any Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 6.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension.

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                                  ARTICLE VII.
                         REPRESENTATIONS AND WARRANTIES

         To confirm each Lender's understanding concerning Restricted Persons and Restricted Persons' businesses, properties and obligations and to induce each Lender to enter into this Agreement and to extend credit hereunder, each Canadian Borrower represents and warrants to each Lender with respect to the following matters applicable to it and its Subsidiaries that, and the US Borrower represents and warrants to each Lender with respect to all of the following matters that:

         7.01 NO DEFAULT. No event has occurred and is continuing which constitutes a Default.

         7.02 ORGANIZATION AND GOOD STANDING. Each Restricted Person is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, having all powers required to carry on its business and enter into and carry out the transactions contemplated hereby. Each Restricted Person is duly qualified, in good standing, and authorized to do business in all other jurisdictions within the United States or Canada wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such qualification necessary except where failure to so qualify would not have a Material Adverse Effect. Each Restricted Person has taken all actions and procedures customarily taken in order to enter, for the purpose of conducting business or owning property, each jurisdiction outside the United States or Canada wherein the character of the properties owned or held by it or the nature of the business transacted by it makes such actions and procedures desirable except where failure to so qualify would not have a Material Adverse Effect.

         7.03 AUTHORIZATION. Each Borrower has duly taken all action necessary to authorize the execution and delivery by it of the Loan Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder. The Borrowers are duly authorized to make Borrowings and request Letters of Credit hereunder.

         7.04 NO CONFLICTS OR CONSENTS. The execution and delivery by the various Restricted Persons of the Loan Documents to which each is a party, the performance by each of its obligations under such Loan Documents, and the consummation of the transactions contemplated by the various Loan Documents, do not and will not conflict with any provision of (A) any Law, (B) the Organizational Documents of any Restricted Person, or (C) any agreement, judgment, license, order or permit applicable to or binding upon any Restricted Person unless such conflict would not reasonably be expected to have a Material Adverse Effect, or result in the acceleration of any Indebtedness owed by any Restricted Person which would reasonably be expected to have a Material Adverse Effect, or result in or require the creation of any Lien upon any assets or properties of any Restricted Person which would reasonably be expected to have a Material Adverse Effect, except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents no consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required in connection with the execution, delivery or performance by any Restricted Person of any Loan Document or to consummate any transactions contemplated by the Loan Documents, unless

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

failure to obtain such consent would not reasonably be expected to have a Material Adverse Effect.

         7.05 ENFORCEABLE OBLIGATIONS. This Agreement is, and the other Loan Documents when duly executed and delivered will be, legal, valid and binding obligations of each Restricted Person which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by applicable Debtor Relief Laws.

         7.06 FULL DISCLOSURE. No certificate, statement or other information delivered herewith or heretofore by any Restricted Person to any Lender in connection with the negotiation of this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or when taken together with all reports, statements, schedules and other information included in filings made by the US Borrower and its Subsidiaries with the SEC (collectively, "SEC Filings") omits to state any material fact known to any Restricted Person (other than industry-wide risks normally associated with the types of businesses conducted by Restricted Persons) necessary to make the statements contained herein or therein not misleading as of the date made or deemed made. There is no fact known to any Restricted Person (other than industry-wide risks normally associated with the types of businesses conducted by Restricted Persons) that has not been disclosed in the SEC Filings or a Disclosure Report to each Lender in writing which would reasonably be expected to have a Material Adverse Effect.

         7.07 LITIGATION. Except as disclosed in the SEC Filings or in the Disclosure Schedule or a Disclosure Report there are no actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of any Restricted Person threatened, against any Restricted Person before any Governmental Authority which would reasonably be expected to have a Material Adverse Effect, and there are no outstanding judgments, injunctions, writs, rulings or orders by any such Governmental Authority against any Restricted Person which would reasonably be expected to have a Material Adverse Effect.

         7.08     ERISA PLANS AND LIABILITIES.

         All currently existing ERISA Plans and Multiemployer Plans are listed in the Disclosure Schedule. Except as disclosed in the Disclosure Schedule, in the SEC Filings or a Disclosure Report, no Termination Event when taken together with all other Termination Events, would reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 7.08 or in the Annual Report on Form 10K or the Quarterly Report on Form 10Q of US Borrower filed with the SEC, (i) no "accumulated funding deficiency" (as defined in Section 412(a) of the Internal Revenue Code) exists with respect to any ERISA Plan, whether or not waived by the Secretary of the Treasury or his delegate, (ii) the total amount of withdrawal liability that would be incurred by all ERISA Affiliates upon their complete withdrawal from all Multiemployer Plans would not reasonably be expected to exceed the Threshold Amount, and (iii) the total present value of all unfunded benefit liabilities within the meaning of Title IV of ERISA of all ERISA Plans (based upon the actuarial assumptions used to fund each such Plan) did not, as of the respective annual valuation dates for the most recently ended plan year of each such Plan, exceed the Threshold Amount.

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         7.09     ENVIRONMENTAL AND OTHER LAWS. Except as disclosed in the
Disclosure Schedule, Restricted Persons are conducting their businesses in material compliance with all applicable Laws, including Environmental Laws, and have and are in compliance with all licenses and permits required under any such Laws, unless failure to so comply would not reasonably be expected to have a Material Adverse Effect; none of the operations or properties of any Restricted Person is the subject of federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release of any Hazardous Materials into the environment or to the improper storage or disposal (including storage or disposal at offsite locations) of any Hazardous Materials, unless such remedial action would not reasonably be expected to have a Material Adverse Effect; and no Restricted Person (and to the best knowledge of Borrowers, no other Person) has filed any notice under any Law indicating that any Restricted Person is responsible for the improper release into the environment, or the improper storage or disposal, of any material amount of any Hazardous Materials or that any Hazardous Materials have been improperly released, or are improperly stored or disposed of, upon any property of any Restricted Person, unless such failure to so comply would not reasonably be expected to have a Material Adverse Effect.

         7.10 MATERIAL SUBSIDIARIES. As of the date hereof: US Borrower does not have any Material Subsidiary except those listed in the Disclosure Schedule, and US Borrower owns, directly or indirectly, the equity interest in each of its Material Subsidiaries which is indicated in the Disclosure Schedule.

         7.11 TITLE TO PROPERTIES; LICENSES. Each Restricted Person has good and defensible title to all of its material properties and assets, free and clear of all Liens other than Permitted Liens and of all impediments to the use of such properties and assets in such Restricted Person's business except to the extent failure to have such title would not have a Material Adverse Effect. Each Restricted Person possesses all licenses, permits, franchises, patents, copyrights, trademarks and trade names, and other intellectual property (or otherwise possesses the right to use such intellectual property) which are necessary to carry out its business as presently conducted and as presently proposed to be conducted hereafter except to the extent failure to possess such licenses, permits, franchises, and intellectual property would not have a Material Adverse Effect, and no Restricted Person is in violation in any material respect of the terms under which it possesses such intellectual property or the right to use such intellectual property except to the extent any such violation would not have a Material Adverse Effect.

         7.12     GOVERNMENT REGULATION. No Restricted Person owing Obligations
(i) is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, or (ii) is or is required to be registered as an "investment company" under the Investment Company Act of 1940.

         7.13 SOLVENCY. Upon giving effect to the issuance of the Notes, the execution of each Loan Document by each Borrower and the consummation of the transactions contemplated hereby, each Borrower will be solvent (as such term is used in applicable bankruptcy, liquidation, receivership, insolvency or similar
Laws).

         7.14 MARGIN STOCK. No Borrower is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the

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

meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

                                  ARTICLE VIII.
                              AFFIRMATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder or any Loan or interest thereon or fee owed hereunder shall remain unpaid or unsatisfied, or any Letter of Credit or L/C Obligation shall remain outstanding, each Canadian Borrower shall and the US Borrower shall, and shall cause each applicable Restricted Subsidiary to comply with the following covenants:

         8.01 PAYMENT AND PERFORMANCE. Each Borrower will pay all amounts due and payable by such Borrower under the Loan Documents in accordance with the terms thereof and will observe, perform and comply with every covenant and term in the Loan Documents applicable to it. The US Borrower will cause each other Restricted Person to observe, perform and comply with every such term and covenant in any Loan Document applicable to it.

         8.02 BOOKS, FINANCIAL STATEMENTS AND REPORTS. Each Restricted Person will at all times maintain full and accurate books of account and records. The US Borrower will maintain its Fiscal Year, and will furnish the following statements and reports to Administrative Agent at the US Borrower's expense:

         (a) Within five (5) Business Days of being filed with the SEC, and in any event within ninety (90) days after the end of each Fiscal Year, complete consolidated financial statements of the US Borrower together with all notes thereto, prepared in reasonable detail in accordance with GAAP, together with an unqualified opinion, based on an audit using generally accepted auditing standards, by KPMG Peat Marwick L.L.P., or other independent certified public accountants selected by the US Borrower and acceptable to Administrative Agent, stating that such consolidated financial statements have been so prepared. These financial statements shall contain a consolidated balance sheet as of the end of such Fiscal Year and consolidated statements of earnings, of cash flows, and of changes in owners' equity for such Fiscal Year, each setting forth in comparative form the corresponding figures for the preceding Fiscal Year. In addition, together with each such set of financial statements, the US Borrower will furnish to Administrative Agent a Compliance Certificate signed by a Responsible Officer of the US Borrower, stating that such financial statements are accurate and complete, stating that such Person has reviewed or caused to be reviewed the Loan Documents, containing all calculations required to be made to show compliance or non-compliance with the provisions of Section 9.07, and further stating that there is no condition or event at the end of such Fiscal Year or at the time of such certificate which constitutes a Default or, if a Default exists, specifying the nature and period of existence of any such condition or event.

         (b) Within five (5) Business Days of being filed with the SEC, and in any event within forty-five (45) days after the end of each Fiscal Quarter, the US Borrower's consolidated and consolidating balance sheet and income statement as of the end of such Fiscal Quarter and a consolidated statement of cash flows for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, all in reasonable detail and prepared in accordance with

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

GAAP, subject to changes resulting from normal year-end adjustments. In addition the US Borrower will, together with each such set of financial statements, furnish a Compliance Certificate signed by a Responsible Officer of the US Borrower stating that such financial statements are accurate and complete (subject to normal year-end adjustments), stating that such Person has reviewed or caused to be reviewed the Loan Documents, containing all calculations required to be made by the US Borrower to show compliance or non-compliance with the provisions of Section 9.07 and further stating that there is no condition or event at the end of such Fiscal Quarter or at the time of such certificate which constitutes a Default or if a Default exists, specifying the nature and period of existence of any such condition or event.

         (c) Promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent by the US Borrower to its stockholders and all registration statements, periodic reports and other statements and schedules filed by the US Borrower with any securities exchange, the SEC or any similar Governmental Authority, including any information or estimates with respect to the US Borrower's oil and gas business (including its exploration, development and production activities) which are required to be furnished in the US Borrower's annual report pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

         Documents required to be delivered pursuant to this Section 8.02 (to the extent any such documents are included in materials otherwise filed with the
SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the US Borrower posts such documents, or provides a link thereto on the US Borrower's website on the Internet at the website address listed on Schedule 12.02; or (ii) on which such documents are posted on the US Borrower's behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the US Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the US Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and
(ii) the US Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent and each Lender of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the US Borrower shall be required to provide paper copies of the Compliance Certificates required by this Section 8.02 to the Administrative Agent. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the US Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

         8.03 OTHER INFORMATION AND INSPECTIONS. Each Restricted Person will furnish to each Lender any information which Administrative Agent may from time to time reasonably request concerning any covenant, provision or condition of the Loan Documents or any matter in connection with such Persons' businesses and operations. Each Restricted Person will permit representatives appointed by Administrative Agent (including independent accountants, auditors,

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

agents, and attorneys to visit and inspect upon prior written notice during normal business hours, at the Administrative Agent's expense (except during the continuance of an Event of Default), any of such Restricted Person's property, including its books of account, other books and records, and any facilities or other business assets, and to make extra copies therefrom and photocopies and photographs thereof, and to write down and record any information such representatives obtain, and each Restricted Person shall permit Administrative Agent or its representatives to investigate and verify the accuracy of the information furnished to Administrative Agent or any Lender in connection with the Loan Documents and to discuss all such matters with its officers, employees and representatives.

         8.04 NOTICE OF MATERIAL EVENTS. Each Borrower will promptly notify each Lender in writing, stating that such notice is being given pursuant to this Agreement, of:

         (a) the occurrence of any event which would have a Material Adverse Effect,

         (b)      the occurrence of any Default,

         (c) the acceleration of the maturity of any Indebtedness for borrowed money owed by any Restricted Person having a principal balance of more than US $150,000,000, or of any default by any Restricted Person under any indenture, mortgage, agreement, contract or other instrument to which any of them is a party or by which any of them or any of their properties is bound, if such default would have a Material Adverse Effect,

         (d) the occurrence of any Termination Event which could reasonably be expected to cause (i) the total amount of withdrawal liability that would be incurred by all ERISA Affiliates upon their complete withdrawal from all Multiemployer Plans to exceed the Threshold Amount, or (ii) the aggregate amount of unfunded liabilities with respect to ERISA Plans to exceed the Threshold Amount,

         (e) any claim equal to or greater than the Threshold Amount, any notice of potential liability under any Environmental Laws which might exceed such amount, or any other material adverse claim asserted against any Restricted Person or with respect to any Restricted Person's properties,

         (f) the filing of any suit or proceeding against any Restricted Person in which an adverse decision would reasonably be expected to have a Material Adverse Effect, and

         (g)      any announcement by Moody's or S&P of any change in the Debt
Rating.

         8.05 MAINTENANCE OF PROPERTIES. Each Restricted Person will maintain, preserve, protect, and keep all property used or useful in the conduct of its business in good condition, and will from time to time make all repairs, renewals and replacements needed to enable the business and operations carried on in connection therewith to be promptly and advantageously conducted at all times except to the extent failure to do so would not reasonably be expected to have a Material Adverse Effect.

         8.06     MAINTENANCE OF EXISTENCE AND QUALIFICATIONS. Subject to
Section 9.04, each Restricted Person will maintain and preserve its existence and its rights and franchises in full

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force and effect and will qualify to do business in all states or jurisdictions where required by applicable Law, except where the failure so to qualify will not have a Material Adverse Effect.

         8.07 PAYMENT OF TAXES, ETC. Each Restricted Person will timely file all required tax returns; timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property; and maintain appropriate accruals and reserves for all of the foregoing in accordance with GAAP. Each Restricted Person may, however, delay paying or discharging any of the foregoing so long as it is in good faith contesting the validity thereof by appropriate proceedings and has set aside on its books adequate reserves therefor.

         8.08 INSURANCE. Each Restricted Person will keep or cause to be kept insured in accordance with industry standards by financially sound and reputable insurers, its surface equipment and other property of a character usually insured by similar Persons engaged in the same or similar businesses.

         8.09 COMPLIANCE WITH LAW. Each Restricted Person will conduct its business and affairs in compliance with all Laws applicable thereto except to the extent failure to do so would not reasonably be expected to have a Material Adverse Effect.

         8.10     ENVIRONMENTAL MATTERS.

         (a) Each Restricted Person will comply in all material respects with all Environmental Laws now or hereafter applicable to such Restricted Person, as well as all contractual obligations and agreements with respect to environmental remediation or other environmental matters, and shall obtain, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations and will maintain such authorizations in full force and effect, unless such failure to so comply would not reasonably be expected to have a Material Adverse Effect.

         (b) Each Borrower will promptly furnish to Administrative Agent all written notices of violation, orders, claims, citations, complaints, penalty assessments, suits or other proceedings received by such Borrower, or of which it has notice, pending or threatened against any Restricted Person, by any Governmental Authority with respect to any alleged violation of or non-compliance with any Environmental Laws or any permits, licenses or authorizations in connection with its ownership or use of its properties or the operation of its business which involve a potential liability or claim in excess of the Threshold Amount.

         8.11 USE OF PROCEEDS. Each Borrower shall use the proceeds of the Credit Extensions for general corporate purposes not in contravention of any Law or of any Loan Document, including without limitation, the refinancing of (a) all existing indebtedness and obligations of the US Borrower under the Existing US Credit Agreement, and (b) all existing indebtedness and obligations of Canadian Borrowers under the Existing Canadian Credit Agreement. If proceeds of the Credit Extensions are used for a purpose which is governed by Reg U, Borrowers shall comply with Reg U in all respects.

         8.12 ADDITIONAL GUARANTORS. At its option, the US Borrower may designate any Domestic Subsidiary as a Guarantor by giving the Administrative Agent revocable written notice

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thereof, and promptly after such notification (and in any event within ten (10)
Business Days), cause such Domestic Subsidiary to (a) become a Guarantor by executing and delivering to the Administrative Agent a guaranty substantially in the form of the US Guaranty or such other document as the Administrative Agent shall deem appropriate for such purpose, and (b) deliver to the Administrative Agent, with respect to such Guarantor, documents of the types referred to in clauses (iii) and (iv) of Section 6.01(a) and favorable opinions of counsel to such Person (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to in the preceding clause (a)), all in form, content and scope reasonably satisfactory to the Administrative Agent.

                                   ARTICLE IX.
                         NEGATIVE COVENANTS OF BORROWERS

         So long as any Lender shall have any Commitment hereunder, any Loan or interest thereon or any fee hereunder shall remain unpaid or unsatisfied, or any Letter of Credit or Letter of Credit Obligation shall remain outstanding, the US Borrower shall not, nor shall it permit any Restricted Subsidiary to, directly or indirectly:

         9.01 INDEBTEDNESS. No Restricted Subsidiary will in any manner owe or be liable for Indebtedness except:

         (a)      the Obligations.

         (b) capital lease obligations (excluding oil, gas or mineral leases) entered into in the ordinary course of such Restricted Subsidiary's business in arm's length transactions at competitive market rates under competitive terms and conditions in all respects, provided that such capital lease obligations required to be paid in any Fiscal Year do not in the aggregate exceed US $50,000,000 for all Restricted Subsidiaries.

         (c) unsecured Indebtedness owed among the US Borrower and its Subsidiaries, excluding any Indebtedness owed by a Restricted Subsidiary to an Unrestricted Subsidiary that has been transferred, assigned or pledged to a Person other than the US Borrower or a Subsidiary of the US Borrower; provided that Indebtedness owed by any such Subsidiary (other than Canadian Borrowers) to the US Borrower may be secured by any and all assets of such Subsidiary.

         (d) guaranties by one Restricted Subsidiary of liabilities owed by another Restricted Person, if such liabilities either are not Indebtedness, or are allowed under subsections (a), (b) or (c) of this Section 9.01.

         (e) Indebtedness of the Restricted Subsidiaries for plugging and abandonment bonds or for letters of credit issued in place thereof which are required by regulatory authorities in the area of operations, and Indebtedness of the Restricted Subsidiaries for other bonds or letters of credit which are required by such regulatory authorities with respect to other normal oil and gas operations.

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         (f)      non-recourse Indebtedness as to which no Restricted Person provides any guaranty or credit support of any kind (including any undertaking, guarantee, indemnity, agreement or instrument that would constitute Indebtedness) or is directly or indirectly liable (as a guarantor or otherwise); provided, that after giving effect to such Indebtedness outstanding from time to time, the US Borrower is not in violation of Section 9.07.

         (g) Indebtedness of a Canadian Borrower or Guarantor that is subordinated to the Obligations of such Canadian Borrower or Guarantor on terms which, in the reasonable opinion of the Administrative Agent, are customary for such Indebtedness or are otherwise acceptable.

         (h)      Acquired Debt.

         (i)      Indebtedness under Swap Contracts.

         (j) Indebtedness relating to the surety bond and letter of credit obligations (including replacements thereof) listed on the Disclosure Schedule and Indebtedness relating to the UNDRAWN amount of surety bonds and letters of credit (exclusive of the surety bonds and letter of credit obligations listed on the Disclosure Schedule and replacements thereof) incurred in the ordinary course of business not to exceed 2% of Consolidated Assets at any time.

         (k)      Indebtedness arising under the Devon Trust Securities.

         (l) Indebtedness owed by Devon Financing ULC, including Indebtedness of Devon Financing ULC with respect to guaranties of Indebtedness of the US Borrower, to the extent the US Borrower is in compliance with the terms of Section 9.07 at the time such guaranties are executed and delivered, provided that in each case, the Devon Financing ULC Guaranties remain valid, binding and enforceable obligations of Devon Financing ULC or, if any Devon Financing ULC Guaranties have been terminated, replacement guaranty agreements on the same terms are executed by Devon Financing ULC and delivered to Administrative Agent, pursuant to this Agreement (along with documents with respect to Devon Financing ULC similar to those specified in clauses (iii) and
(iv) of Section 6.01(a)).

         (m) Indebtedness outstanding on the Closing Date or thereafter incurred pursuant to funding commitments in existence on the Closing Date and listed in the Disclosure Schedule, as the same may be amended, supplemented or modified from time to time or extended, renewed, restructured, refinanced or replaced, so long as no Restricted Subsidiary increases (except for the purpose of paying any prepayment premium or any fees and expenses incurred in connection with such extension, renewal, restructuring, refinancing or replacement ) the aggregate principal amount thereof for which such Restricted Subsidiary (or any other Restricted Subsidiary) is then or may thereafter become liable.

         (n) Indebtedness of Restricted Subsidiaries that are Guarantors to the extent the US Borrower is in compliance with the terms of Section 9.07 at the time such Indebtedness is incurred.

         (o) miscellaneous items of Indebtedness of all Restricted Subsidiaries not otherwise permitted in subsections (a) through (n) which do not exceed at any one time an aggregate

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outstanding amount equal to the greater of US $800,000,000 and five percent (5%)
of Consolidated Net Worth determined as of the end of the most recent Fiscal Quarter.

         9.02 LIMITATION ON LIENS. Except for Permitted Liens, no Restricted Person will create, assume or permit to exist any Lien upon any of the properties or assets which it now owns or hereafter acquires.

         9.03 FUNDAMENTAL CHANGES. The US Borrower shall not consolidate with or merge or amalgamate with or into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

         (a)      (i)      in the case of a merger or amalgamation, the US
         Borrower is the surviving entity; or

                  (ii) the Person formed by such consolidation or into which the US Borrower is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the US Borrower substantially as an entirety shall be a corporation, partnership, limited liability company or trust, shall be organized and existing under the laws of the United States of America, any state thereof or the District of Columbia, shall have non-credit enhanced, senior unsecured long-term Indebtedness rated "investment grade" by S&P or Moody's (or, in the event the US Borrower did not have non-credit enhanced, senior unsecured long-term Indebtedness rated "investment grade" by S&P or Moody's immediately preceding such transaction, such Person shall have non-credit enhanced, senior unsecured long-term Indebtedness that is not rated lower by S&P or Moody's than S&P's or Moody's ratings, respectively, of the US Borrower's non-credit enhanced, senior unsecured long-term Indebtedness immediately preceding such transaction), and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Administrative Agent, in form reasonably satisfactory to the Administrative Agent, the obligations of the US Borrower hereunder, including the due and punctual payment of the principal of and interest on all the US Loans, the US L/C Obligations, the Canadian Guaranty and the performance of every covenant of this Agreement on the part of the US Borrower to be performed or observed; and

         (b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

         9.04 FUNDAMENTAL CHANGES OF CANADIAN BORROWERS. No Canadian Borrower shall consolidate with or merge or amalgamate with or into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person unless:

         (a)      (i)      in the case of a merger or amalgamation, a Canadian
         Borrower is the surviving entity; or

                  (ii) all Canadian Obligations of such Canadian Borrower shall have been paid in full and the obligations of the Canadian Lenders to make Canadian Credit Extensions to such Canadian Borrower shall have been terminated; or

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                  (iii) the Person formed by such consolidation or the Person continuing from such merger or amalgamation of such Canadian Borrower or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of such Canadian Borrower substantially as an entirety shall be a corporation, unlimited liability company, partnership or trust, shall be organized and existing under the laws of Canada or any province thereof, and shall assume by operation of law or expressly assume, by an agreement supplemental hereto, executed and delivered to the Administrative Agent, in form reasonably satisfactory to the Administrative Agent, the Canadian Obligations of such Canadian Borrower, including the due and punctual payment of the principal of and interest on all of the Canadian Loans and all Canadian LC Obligations and the performance of every covenant of this Agreement on the part of such Canadian Borrower to be performed or observed and the US Borrower shall confirm that its Canadian Guaranty covers such obligations; and

         (b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

         9.05 TRANSACTIONS WITH AFFILIATES. No Restricted Person will engage in any material transaction with any of its Affiliates on terms which are less favorable in any material respect to it than those which would have been obtainable at the time in arm's-length dealing with Persons other than such Affiliates, provided that such restriction shall not apply to transactions among the US Borrower and its Subsidiaries (including such transactions among such Subsidiaries).

         9.06 PROHIBITED CONTRACTS. Except as expressly provided for in the Loan Documents, the Support Agreement dated December 10, 1998 between the US Borrower and Northstar Energy, the Santa Fe Snyder Indentures, and documents and instruments evidencing or governing Indebtedness (or commitments with respect thereto) listed on Schedule 9.01 or Acquired Debt, no Restricted Person will, directly or indirectly, enter into any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of any Subsidiary to make Restricted Payments to such Borrower or otherwise to transfer property to such Borrower, other than any limitation which would not be reasonably expected to materially impair the ability of such Borrower to perform its monetary obligations hereunder.

         9.07 FUNDED DEBT TO TOTAL CAPITALIZATION. The ratio of the US Borrower's Consolidated Total Funded Debt to the US Borrower's Total Capitalization will not exceed sixty-five percent (65%) at the end of any Fiscal Quarter.

         9.08 DEVON TRUST; DEVON TRUST SECURITIES. Devon Trust is a Restricted Person and shall exist for the exclusive purposes of issuing the Devon Trust Securities, investing the gross proceeds of the Devon Trust Securities in the Subordinated US Borrower Debentures and engaging in only those other activities necessary or incidental thereto. The US Borrower shall exercise its option to defer interest payments on the Subordinated US Borrower Debentures rather than default on such interest payments. Devon Trust shall not redeem the Devon Trust Securities prior to their stated maturity, and the US Borrower shall not prepay or redeem the Subordinated the US Borrower Debentures prior to their stated maturity, unless both immediately before and immediately after any such proposed prepayment or redemption, the US

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

Borrower is in compliance with Section 9.07 and no Default or Event of Default under Section 10.01(a), (f) or (h) is continuing.

                                   ARTICLE X.
                         EVENTS OF DEFAULT AND REMEDIES

         10.01 EVENTS OF DEFAULT. Each of the following events constitutes an Event of Default under this Agreement:

         (a) Any Borrower or any Guarantor fails to pay any principal component of any Obligation payable by it when due and payable or fails to pay any interest thereon or fee payable by it within three (3) Business Days after the date when due and payable or fails to pay any other Obligation within ten
(10) Business Days after the date when due and payable, whether at a date for the payment of a fixed installment or as a contingent or other payment becomes due and payable or as a result of acceleration or otherwise;

         (b) Any "default" or "event of default" occurs under any Loan Document which defines either such term, and the same is not remedied within the applicable period of grace (if any) provided in such Loan Document;

         (c) Any Restricted Person fails (other than as referred to in subsections (a) or (b) above) to (i) duly comply with Section 8.11 of this Agreement or (ii) duly observe, perform or comply with any other covenant, agreement, condition or provision of any Loan Document, and such failure remains unremedied for a period of thirty (30) days after notice of such failure is given by Administrative Agent to the US Borrower;

         (d) Any representation or warranty previously, presently or hereafter made in writing by or on behalf of any Restricted Person in connection with any Loan Document shall prove to have been false or incorrect in any material respect on any date on or as of which made provided that if such falsity or lack of correctness is capable of being remedied or cured within a 30-day period, the US Borrower shall (subject to the other provisions of this Section 10.01) have a period of 30 days after written notice thereof has been given to the US Borrower by Administrative Agent within which to remedy or cure such falsity or lack of correctness; or this Agreement, any Note, or Guaranty executed by any Guarantor is asserted to be or at any time ceases to be valid, binding and enforceable in any material respect as warranted in Section 7.05 for any reason other than its release or subordination by Administrative Agent;

         (e) Any Restricted Person (i) fails to duly pay any Indebtedness in excess of US $150,000,000 constituting principal or interest owed by it with respect to borrowed money or money otherwise owed under any note, bond, or similar instrument, or (ii) breaches or defaults in the performance of any agreement or instrument by which any such Indebtedness is issued, evidenced, governed, or secured, other than a breach or default described in clause (i) above, and any such failure, breach or default under this clause (ii) results in the acceleration of such Indebtedness; provided that notwithstanding any provision of this subsection (e) to the contrary, to the extent that the terms of any such agreement or instrument governing the sale, pledge or disposal of Margin Stock or utilization of the proceeds of such Indebtedness in connection

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

therewith would result in such acceleration and in a Default or an Event of Default under this Agreement, and would cause this Agreement or any US Loan to be subject to the margin requirements or any other restriction under Reg U, then such acceleration shall not constitute a Default or Event of Default under this subsection (e);

         (f) Either of the following occurs: (i) a Termination Event occurs and the total amount of withdrawal liability that would be incurred by all ERISA Affiliates upon their complete withdrawal from all Multiemployer Plans would reasonably be expected to exceed the Threshold Amount, or (ii) a Termination Event occurs and the total present value of all unfunded benefit liabilities within the meaning of Title IV of ERISA of all ERISA Plans (based upon the actuarial assumptions used to fund each such Plan) would reasonably be expected to exceed the Threshold Amount;

         (g)      Any Change of Control occurs;

         (h) Any Borrower, any Guarantor or any other Restricted Person having assets with a book value equal to or greater than the Threshold Amount:

                  (i) institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property having a book value equal to or greater than the Threshold Amount is instituted without the consent of such Person and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

                  (ii) becomes unable or admits in writing its inability or fails generally to pay its debts as they become due; or

                  (iii) suffers a writ or warrant of attachment or similar process to be issued by any Governmental Authority against all or any part of its property having a book value equal to or greater than the Threshold Amount, and such writ or warrant of attachment or any similar process is not stayed or released within 30 days after the entry or levy thereof or after any stay is vacated or set aside; or

                  (iv) there is entered against any such Person a final judgment or order for the payment of money in an aggregate amount that exceeds (x) the valid and collectible insurance in respect thereof or
         (y) the amount of an indemnity with respect thereto reasonably acceptable to the Required Lenders by the Threshold Amount or more, unless the same is discharged within thirty days after the date of entry thereof or an appeal or appropriate proceeding for review thereof is taken within such period and a stay of execution pending such appeal is obtained.

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         10.02    REMEDIES UPON EVENT OF DEFAULT. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

         (a) declare the commitment of each Lender to make Loans or accept Bankers' Acceptances and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

         (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Borrower;

         (c) require that the applicable Borrower Cash Collateralize the L/C Obligations and Bankers' Acceptances issued or owing by it (in an amount equal to the then Outstanding Amount thereof); and

         (d) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law;

provided however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the US Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans or accept Bankers' Acceptances and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the applicable Borrower to Cash Collateralize the L/C Obligations and Bankers' Acceptances issued or owing by it as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender; and provided further that upon the occurrence of an actual or deemed entry of an order for relief with respect to any Canadian Borrower under the applicable Debtor Relief Laws, the obligation of each Canadian Lender to make Canadian Loans or accept Bankers' Acceptances and any obligation of the Canadian L/C Issuer to make Canadian L/C Credit Extensions to such Canadian Borrower shall automatically terminate, the unpaid principal amount of all outstanding Canadian Borrowings and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of such Canadian Borrower to Cash Collateralize the Canadian L/C Obligations and Bankers' Acceptances issued or owing by it as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Canadian Lender.

         10.03 APPLICATION OF FUNDS RECEIVED FROM THE CANADIAN BORROWERS. After the exercise of remedies provided for in Section 10.02 (or after the Loans have automatically become immediately due and payable and the Canadian L/C Obligations and Bankers' Acceptances have automatically been required to be Cash Collateralized as set forth in the proviso to Section 10.02), any amounts received on account of the Canadian Obligations shall be applied by the Administrative Agent in the following order:

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

         First, to payment of that portion of the Canadian Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Article V) payable to the Administrative Agent in its capacity as such;

         Second, to payment of that portion of the Canadian Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Canadian Lenders (including Attorney Costs and amounts payable under Article V), ratably among them in proportion to the amounts described in this clause Second payable to them;

         Third, to payment of that portion of the Canadian Obligations constituting accrued and unpaid interest on the Canadian Loans and Canadian L/C Borrowings, ratably among the Canadian Lenders in proportion to the respective amounts described in this clause Third payable to them;

         Fourth, to payment of that portion of the Canadian Obligations constituting unpaid principal of the Canadian Loans and Canadian L/C Borrowings, ratably among the Canadian Lenders in proportion to the respective amounts described in this clause Fourth held by them;

         Fifth, to the Administrative Agent for the Account of the Canadian Lenders to Cash Collateralize the outstanding Bankers' Acceptances; and

         Sixth, to the Administrative Agent for the account of the Canadian L/C Issuer, to Cash Collateralize that portion of Canadian L/C Obligations comprised of the aggregate undrawn amount of Canadian Letters of Credit;

         Last, the balance, if any, after all of the Canadian Obligations have been paid in full, to the Canadian Borrowers or as otherwise required by Law.

Subject to Section 2.04(c), amounts used to Cash Collateralize the aggregate undrawn amount of Canadian Letters of Credit and the outstanding Bankers' Acceptances pursuant to clause Fifth and Sixth above shall be applied to satisfy drawings under such Canadian Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Canadian Letters of Credit and Bankers' Acceptances have been paid, fully drawn or expired, such remaining amount shall be applied to the other Canadian Obligations, if any, in the order set forth above.

         10.04 APPLICATION OF FUNDS RECEIVED FROM THE US BORROWER. After the exercise of remedies provided for in Section 10.02 (or after the Loans have automatically become immediately due and payable and the US L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 10.02), any amounts received on account of the US Obligations and on account of the Canadian Obligations under the US Borrower Guaranty shall be applied by the Administrative Agent in the following order:

         First, to payment of that portion of the US Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Article V) payable to the Administrative Agent in its capacity as such;

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

         Second, to payment of that portion of the US Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs and amounts payable under Article V), ratably among them in proportion to the amounts described in this clause Second payable to them;

         Third, to payment of that portion of the US Obligations constituting accrued and unpaid interest on the US Loans and US L/C Borrowings, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

         Fourth, to payment of that portion of the US Obligations constituting unpaid principal of the US Loans and US L/C Borrowings, ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them;

         Fifth, to the Administrative Agent for the account of the US L/C Issuer, to Cash Collateralize that portion of US L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit;

         Sixth, to amounts payable under the US Borrower Guaranty in accordance with Section 10.02; and

         Last, the balance, if any, after all of the US Obligations and all obligations of the US Borrower under the US Borrower Guaranty have been paid in full, to the US Borrower or as otherwise required by Law.

Subject to Section 2.04(c), amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such US Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all US Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other US Obligations, if any, in the order set forth above.

         10.05 APPLICATION OF FUNDS RECEIVED UNDER ULC GUARANTY. All amounts received by the Administrative Agent or any Lender under the ULC Guaranty shall be applied to the Obligations owing to each Lender in accordance with such Lender's Pro Rata Share in the order provided in Section 10.03 or Section 10.04, as applicable.

         10.06 SEPARATE OBLIGATIONS. Except as expressly set forth in Sections 4.02 and 12.06, (i) all obligations of Northstar Energy and Devon Canada under this Agreement and the other Loan Documents are separate and individual obligations of Northstar Energy and Devon Canada, respectively, and
(ii) Northstar Energy shall not have any liabilities in respect of Canadian Borrowings made by the Canadian Lenders to Devon Canada or Canadian Letters of Credit issued for the account of Devon Canada nor shall Devon Canada have any liabilities in respect of Canadian Borrowings made by the Canadian Lenders to Northstar Energy or Canadian Letters of Credit issued for the account of Northstar Energy. Notwithstanding anything contained herein, Northstar Energy shall not have any liability to pay any assessments, fees or costs, or otherwise provide financial assistance, relating to Canadian Borrowings made to Devon Canada or any

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

other obligations of Devon Canada or relating to US Borrowings made to the US Borrower or any other Obligations of US Borrower.

                                   ARTICLE XI.
                              ADMINISTRATIVE AGENT

         11.01    APPOINTMENT AND AUTHORIZATION OF ADMINISTRATIVE AGENT.

         (a) Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         (b) The applicable L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and such L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article XI with respect to any acts taken or omissions suffered by such L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term "Administrative Agent" as used in this Article XI and in the definition of "Agent-Related Person" included such L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to any L/C Issuer.

         11.02 DELEGATION OF DUTIES. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact, including without limitation the execution by Administrative Agent of duties relating to the Canadian SubFacility and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct, including but not limited to those used in connection with the Canadian SubFacility.

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         11.03    LIABILITY OF ADMINISTRATIVE AGENT. No Agent-Related Person
shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof.

         11.04    RELIANCE BY ADMINISTRATIVE AGENT.

         (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

         (b) For purposes of determining compliance with the conditions specified in Section 6.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

         11.05 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from

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

a Lender or a Borrower referring to this Agreement, describing such Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default as may be directed by the Required Lenders in accordance with Section 10.02; provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable or in the best interest of the Lenders.

         11.06 CREDIT DECISION; DISCLOSURE OF INFORMATION BY ADMINISTRATIVE AGENT. Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the applicable Borrowers hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

         11.07 INDEMNIFICATION OF ADMINISTRATIVE AGENT. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it, provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities to the extent determined in a final, nonappealable judgment by a court of competent jurisdiction to have resulted from such Agent-Related Person's own gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders or all the Lenders, if applicable, shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section.

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Without limitation of the foregoing, each Lender shall reimburse the
Administrative Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section shall survive termination of the Aggregate Commitments, the payment of all other Obligations and the resignation of the Administrative Agent.

         11.08 BANK OF AMERICA IN ITS INDIVIDUAL CAPACITY. Bank of America (acting through its Canadian branch or otherwise) and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Loan Parties and their respective Affiliates as though Bank of America (acting through its Canadian branch or otherwise) were not the Administrative Agent or L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Loan Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America (acting through its Canadian branch or otherwise) shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or L/C Issuer, and the terms "Lender," "Lenders," "Canadian Lender," and "Canadian Lenders" include Bank of America in its individual capacity.

         11.09 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders and the Borrowers; provided that any such resignation by Bank of America shall also constitute its resignation as US Swing Line Lender and Canadian Swing Line Lender, and, so long as one or more financial institutions reasonably acceptable to the Borrowers have accepted their appointment as a successor US L/C Issuer and Canadian L/C Issuer, as US L/C Issuer and Canadian L/C Issuer with respect to Letters of Credit requested by the applicable Borrower to be issued on or after the effective date of such resignation. If the Administrative Agent resigns under this Agreement, (a) the Required Lenders shall appoint from among the Lenders (that are also Canadian Lenders) a successor administrative agent (the "successor Administrative Agent") for the Lenders, which successor Administrative Agent shall be consented to by the US Borrower at all times other than during the existence of an Event of Default (which consent of the US Borrower shall not be unreasonably withheld or delayed). If no successor Administrative Agent is appointed, prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the US Borrower, a successor Administrative Agent from among the Lenders (that are also Canadian Lenders). Upon the acceptance of its appointment as successor Administrative Agent hereunder, the Persons acting as such successor Administrative Agent shall succeed to all the respective rights, powers and duties of the retiring Administrative Agent, US L/C Issuer, Canadian L/C Issuer, US Swing Line Lender and Canadian Swing Line

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Lender and the respective terms "Administrative Agent," "US L/C Issuer,"
"Canadian L/C Issuer," "US Swing Line Lender," and "Canadian Swing Line Lender," shall mean such successor Administrative Agent, US L/C Issuer, Canadian L/C Issuer, US Swing Line Lender and Canadian Swing Line Lender, as applicable, the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated, and the retiring US L/C Issuer's, Canadian L/C Issuer's, US Swing Line Lender's and Canadian Swing Line Lender's rights, powers and duties as such shall be terminated, except with respect to Letters of Credit issued by it as US L/C Issuer or Canadian L/C Issuer prior to the effective date of its resignation. All of the provisions of this Agreement that apply to such Letters of Credit shall continue in full force and effect, without any other or further act or deed on the part of such retiring L/C Issuer or Swing Line Lender or any other Lender. The successor L/C Issuers may issue letters of credit in substitution for the Letters of Credit issued by Bank of America in its capacity as L/C Issuer, if any, outstanding at the time of such succession. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article XI and Sections 12.04 and 12.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor Administrative Agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above.

         11.10 ADMINISTRATIVE AGENT MAY FILE PROOFS OF CLAIM. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the applicable Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

         (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.04(i) and
(j), 4.02 and 12.04) allowed in such judicial proceeding; and

         (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for

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the reasonable compensation, expenses, disbursements and advances of the
Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 4.02 and 12.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

         11.11 GUARANTY MATTERS. The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Guarantor, other than US Borrower, from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder. Upon request by the Administrative Agent at any time, (a) the US Required Lenders will confirm in writing the Administrative Agent's authority to release any US Guarantor, and (b) the Canadian Required Lenders will confirm in writing Administrative Agent's authority to release any Canadian Guarantor (other than US Borrower), from its obligations under the applicable Guaranty pursuant to this Section 11.11.

         11.12 ARRANGERS AND MANAGERS. None of the Persons identified on the cover page or signature pages of this Agreement as a "book manager" or "joint lead arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of any such Person that is also a Lender or a Canadian Lender, those applicable to all Lenders or Canadian Lenders, respectively, as such. Without limiting the foregoing, none of the Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                  ARTICLE XII.
                                  MISCELLANEOUS

         12.01 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or any other Loan Document (other than the Fee Letters and the Issuer Documents), and no consent to any departure by any Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrowers and acknowledged by the Administrative Agent; provided that with respect to Article III of this Agreement and the definitions in Section 1.01 relating only to Article III, by the Required Canadian Lenders. Each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

         (a) waive any condition set forth in Section 6.01(a) without the written consent of each Lender directly affected thereby;

         (b) extend or increase the Aggregate Commitment or the Aggregate Canadian Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 10.02) without the written consent of such Lender;

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         (c)      postpone any date fixed by this Agreement or any other Loan
Document for any payment or mandatory prepayment of principal, interest or fees due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Aggregate Commitments hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby;

         (d) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 12.01) any fees payable hereunder or under any other Loan Document; provided, however, that only the consent of the Required Lenders shall be necessary (i) to waive or amend any obligation of any Borrower to pay interest at the rate provided herein for past due Obligations, or (ii) to amend any financial covenant hereunder (or any defined term used therein);

         (e)      change Section 4.06, Section 10.03, Section 10.04 or Section
10.05 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

         (f) change any provision of this Section or the definition of "Required Lenders" or "Canadian Required Lenders" or "US Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender, or in the case of the definition of "Canadian Required Lenders", all Canadian Lenders;

         (g) release Devon Financing ULC from its Guaranty without the written consent of each Lender, unless expressly permitted by the Loan Documents; or

         (h) release the US Borrower from the Canadian Guaranty without the written consent of each Canadian Lender;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the applicable L/C Issuer in addition to the Lenders required above, affect the rights or duties of any L/C Issuer under this Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the US Swing Line Lender or Canadian Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the US Swing Line Lender or Canadian Swing Line Lender, as applicable, under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

         12.02    NOTICES AND OTHER COMMUNICATIONS; FACSIMILE COPIES.

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         (a)      General. Unless otherwise expressly provided herein, all
notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed certified or registered mail, faxed or delivered to the applicable address, facsimile number or (subject to subsection (c) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

                  (i) if to any Borrower, Administrative Agent, L/C Issuer, US Swing Line Lender, or Canadian Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 12.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

                  (ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrowers, the Administrative Agent, L/C Issuer, US Swing Line Lender, and Canadian Swing Line Lender.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

         (b) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II or to any Canadian Lender pursuant to Article III if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or any Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

         (c) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually-signed originals and shall be binding on all Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

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         (d)      Reliance by Administrative Agent and Lenders. The
Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic US Committed Loan Notices, Canadian Committed Borrowing Notices, US Swing Line Loan Notices and Canadian Swing Line Loan Notices) purportedly given by or on behalf of any Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The US Borrower shall indemnify each Agent-Related Person and each Lender, and each Canadian Borrower shall, jointly and severally, indemnify each Agent-Related Person and each Canadian Lender, from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on its behalf. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

         12.03 NO WAIVER; CUMULATIVE REMEDIES. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         12.04 ATTORNEY COSTS AND EXPENSES. The US Borrower agrees (a) to pay or reimburse the Administrative Agent for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation, negotiation and execution of this Agreement and the other Loan Documents and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby, including all Attorney Costs (but not other costs of legal counsel), and (b) to pay or reimburse the Administrative Agent and each Lender for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any "workout" or restructuring in respect of the Obligations and during any legal proceeding, including any proceeding under any Debtor Relief
Law), including all Attorney Costs and Workout Attorney Costs (but no other costs of legal counsel). All amounts due under this Section 12.04 shall be payable within ten Business Days after demand therefor. The agreements in this Section shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. As used in this section, "Workout Attorney Costs" means all fees, expenses and disbursements of one law firm for JP Morgan, one law firm for all Persons included in the definition of Canadian L/C Issuer if they believe in good faith that separate counsel is necessary, and one other law firm for the other Lenders, if they deem necessary; provided that if Required Lenders reasonably determine that a conflict of interest exists with respect to any of such law firms, one additional law firm selected by Required Lenders.

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         12.05    INDEMNIFICATION BY THE US BORROWER. Whether or not the
transactions contemplated hereby are consummated, the US Borrower shall indemnify and hold harmless each Agent-Related Person, each Lender, each Person included in the definition of L/C Issuer and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (in this section collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, and reasonable and documented costs, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby, (b) any Commitment, Loan, Letter of Credit or Banker's Acceptance accepted by a Lender hereunder or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Borrower, any Subsidiary or any other Loan Party, or any Environmental Liability related in any way to the any Borrower, any Subsidiary or any other Loan Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"), in all cases, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee have any liability for any indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). All amounts due under this Section 12.05 shall be payable within ten Business Days after demand therefor. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

         12.06 INDEMNIFICATION BY DEVON CANADA. Whether or not the transactions contemplated hereby are consummated, Devon Canada shall indemnify and hold harmless each Agent-Related Person, each Canadian Lender, each Person included in the definition of Canadian L/C Issuer and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (in this section collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, and reasonable and documented costs, expenses and disbursements (including Attorney Costs) of

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any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby, (b) any Canadian Commitment, Canadian Borrowing or Canadian Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the Canadian L/C Issuer to honor a demand for payment under a Canadian Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (c) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Canadian Borrower, any Subsidiary or any other Loan Party, or any Environmental Liability related in any way to any Canadian Borrower, any such Subsidiary or any other Loan Party, or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"), in all cases, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements are determined by a court of competent jurisdiction by final judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee have any liability for any indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date). All amounts due under this Section 12.05 shall be payable within ten Business Days after demand therefor. The agreements in this Section shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

         12.07 PAYMENTS SET ASIDE. To the extent that any payment by or on behalf of any Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

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         12.08    SUCCESSORS AND ASSIGNS.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that, except as permitted under Section 9.04, the US Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender, no Canadian Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Canadian Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection
(f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

         (b) Subject to the following requirements of this Section 12.08, and in the case of Bank of America, Section 11.09, any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that
(i) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment and the Obligations at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund (as defined in subsection (g) of this Section) with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if "Trade Date" is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than US $10,000,000 unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the US Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); (ii) each partial assignment shall be made as an assignment of a proportionate part of (A) the assigning Lender's Commitment (including the Canadian Commitment and Maximum Canadian Commitment of such Lender or its Affiliate, if any), and (B) all the assigning Lender's rights and obligations under this Agreement with respect to its US Loans, US L/C Obligations, participations in US Swing Line Loans, Canadian Loans, Canadian L/C obligations, participations in Canadian Swing Line Loans and Bankers' Acceptances, except that this clause (ii) shall not apply to rights in respect of Bid Loans or Swing Line Loans; (iii) any assignment of a Commitment must also be approved by the Administrative Agent, each Person included in the definition of US L/C Issuer and the US Swing Line Lender, and any assignment of a Canadian Commitment must be approved by the Administrative Agent, each Person included in the definition of Canadian L/C Issuer and the Canadian Swing Line Lender, unless the Person that is the proposed assignee is itself a Lender (or an Affiliate of a Lender) and a Canadian Resident Lender, if applicable

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(whether or not the proposed assignee would otherwise qualify as an Eligible
Assignee); and (iv) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of US $3,500. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations under this Agreement of the assigning Lender, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 5.01, 5.04, 5.05, 12.04, 12.05 and 12.06 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, each applicable Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

         (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrowers, shall maintain at the Administrative Agent's Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and the Lenders at any reasonable time and from time to time upon reasonable prior notice. In addition, at any time that a request for a consent for a material or other substantive change to the Loan Documents is pending, any Lender wishing to consult with other Lenders in connection therewith may request and receive from the Administrative Agent a copy of the Register.

         (d) Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural person or any Borrower or any Affiliates or Subsidiaries of any Borrower) (each, a "Participant") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans and Bankers' Acceptances (including such Lender's participations in L/C Obligations and/or Swing Line Loans owing to it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided

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that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 12.01 that directly affects such Participant. Subject to subsection (e) of this Section, Borrowers agree that each Participant shall be entitled to the benefits of Sections 5.01,
5.04 and 5.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of
Section 12.10 as though it were a Lender, provided such Participant agrees to be subject to Section 4.06 as though it were a Lender.

         (e) A Participant shall not be entitled to receive any greater payment under Section 5.01 or 5.04 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers' prior written consent. A Participant that would be a Non-US Lender if it were a Lender shall not be entitled to the benefits of Section 5.01 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with
Section 12.16 as though it were a Lender.

         (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

         (g) As used herein, the following terms have the following meanings:

                  "Eligible Assignee" means (a) a Lender; (b) an Affiliate of a Lender; (c) an Approved Fund; and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, the L/C Issuer, the US Swing Line Lender, and the Canadian Swing Line Lender, and (ii) unless an Event of Default has occurred and is continuing, the US Borrower (with respect to a Lender) or the Canadian Borrowers (with respect to a Canadian Lender) (each such approval not to be unreasonably withheld or delayed); provided that notwithstanding the foregoing, "Eligible Assignee" shall not include (A) any Borrower or any Affiliates or Subsidiaries of any Borrower or (B) any Canadian Lender that is not a Canadian Resident Lender.

                  "Fund" means any Person (other than a natural person) that is engaged in making and holding commercial loans and similar extensions of credit in the ordinary course of its business.

                  "Approved Fund" means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

         (h) Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to subsection (b) above, Bank of

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America may, (i) upon 30 days' notice to the Borrowers and the Lenders, and, so long as one or more financial institutions reasonably acceptable to the Borrowers have accepted their appointment as a successor L/C Issuer, resign as L/C Issuer and/or (ii) upon 30 days' notice to the Borrowers, resign as US Swing Line Lender and Canadian Swing Line Lender. In the event of any such resignation as L/C Issuer, US Swing Line Lender, or Canadian Swing Line Lender, the US Borrower shall be entitled to appoint from among the Lenders a successor US L/C Issuer or US Swing Line Lender hereunder, and the Canadian Borrowers shall be entitled to appoint from among the Canadian Lenders a successor Canadian L/C Issuer or Canadian Swing Line Lender hereunder; provided, however, that no failure by any Borrower to appoint any such successor shall affect the resignation of Bank of America as (except as provided above) L/C Issuer, US Swing Line Lender, or Canadian Swing Line Lender, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights and obligations of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Committed Loans or fund risk participations in US Unreimbursed Amounts pursuant to Section 2.04(c) and to require the Canadian Lenders to make Canadian Prime Rate Committed Loans or fund risk participations in Canadian Unreimbursed Amounts pursuant to Section 3.04(c). If Bank of America resigns as US Swing Line Lender or Canadian Swing Line Lender, it shall retain all the rights of the US Swing Line Lender or Canadian Swing Line Lender, as applicable, provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Committed Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.05(c).

         12.09 CONFIDENTIALITY. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates' respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential) and that the Lender providing any such Information shall be responsible for the breach thereof by any such Person, (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; provided that Administrative Agent or such Lender, as applicable, shall notify US Borrower if disclosure of such Information is so required, to the extent it is not prohibited from doing so by any Law or such subpoena or legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations, (g) with the consent of any Borrower, or (h) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from

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a source other than any Borrower unless Administrative Agent or such Lender, as applicable, shall know that such source was required to keep such information confidential. For purposes of this Section, "Information" means all information received from any Borrower or any of its Subsidiaries relating to such Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by such Borrower or any Subsidiary, provided that, in the case of information received from any Borrower or any Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

         12.10 BANK ACCOUNTS; OFFSET. (a) The US Borrower hereby agrees that each Lender shall have the right to offset (which shall be in addition to all other interests, liens, and rights of any Lender at common Law, under the Loan Documents, or otherwise) (a) any and all moneys, securities or other property (and the proceeds therefrom) of such Borrower now or hereafter held or received by or in transit to any Lender for the account of the US Borrower, (b) any and all deposits (general or special, time or demand, provisional or final) of the US Borrower with any Lender, (c) any other credits and balances of the US Borrower at any time existing against any Lender, including claims under certificates of deposit, and (d) any indebtedness owed or payable by any Lender to the US Borrower at any time against Obligations due to it that have not been paid when due. At any time and from time to time after the occurrence of any Event of Default and during the continuance thereof, each Lender is hereby authorized to offset against the Obligations then due and payable to it (in either case without notice to the US Borrower), any and all items hereinabove referred to. To the extent that the US Borrower has accounts designated as royalty or joint interest owner accounts, the foregoing right of offset shall not extend to funds in such accounts which belong to, or otherwise arise from payments to the US Borrower for the account of, third party royalty or joint interest owners. Each Lender agrees promptly to notify each applicable Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         (b) Each Canadian Borrower hereby agrees that each Canadian Lender shall have the right to offset (which shall be in addition to all other interests, liens, and rights of such Canadian Lender at common Law, under the Loan Documents, or otherwise) (a) any and all moneys, securities or other property (and the proceeds therefrom) of such Canadian Borrower now or hereafter held or received by or in transit to any Canadian Lender for the account of such Canadian Borrower, (b) any and all deposits (general or special, time or demand, provisional or final) of such Canadian Borrower with any Canadian Lender, (c) any other credits and balances of such Canadian Borrower at any time existing against any Canadian Lender, including claims under certificates of deposit, and
(d) any indebtedness owed or payable by any Canadian Lender to such Canadian Borrower at any time against Canadian Obligations due to it that have not been paid when due. At any time and from time to time after the occurrence of any Event of Default and during the continuance thereof, each Canadian Lender is hereby authorized to offset against the Canadian Obligations then due and payable to it by such Canadian Borrower (in either case

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without notice to such Canadian Borrower), any and all items hereinabove referred to. To the extent that either Canadian Borrower has accounts designated as royalty or joint interest owner accounts, the foregoing right of offset shall not extend to funds in such accounts which belong to, or otherwise arise from payments to such Canadian Borrower for the account of, third party royalty or joint interest owners. Each Canadian Lender agrees promptly to notify each Canadian Borrower and the Administrative Agent after any such set-off and application made by such Canadian Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         12.11 INTEREST RATE LIMITATION. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the "Maximum Rate"). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the applicable Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. In no event shall the aggregate "interest" (as defined in section 347 of the Criminal Code (Canada)) payable with respect to any Canadian Obligations exceed the maximum effective annual rate of interest on the "credit advanced" (as defined in that section) permitted under that section and, if any payment, collection or demand pursuant to this Agreement in respect of "interest" (as defined in that section) is determined to be contrary to the provisions of that section, such payment, collection or demand shall be deemed to have been made by mutual mistake of Canadian Borrowers, Administrative Agent and Lenders and the amount of such excess payment or collection shall be refunded to Canadian Borrowers. For purposes of the Canadian Obligations, the effective annual rate of interest shall be determined in accordance with generally accepted actuarial practices and principles over the term applicable to the Canadian Obligations on the basis of annual compounding of the lawfully permitted rate of interest and, in the event of dispute, a certificate of a Fellow of the Canadian Institute of Actuaries appointed by Administrative Agent shall be prima facie evidence, for the purposes of such determination.

         12.12 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         12.13 INTEGRATION. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the

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joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

         12.14 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any US Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any US Letter of Credit shall remain outstanding.

         12.15 SEVERABILITY. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         12.16 TAX FORMS. (a) (i) Each Lender that is not a "United States person" within the meaning of Section 7701(a)(30) of the Code (a "Non-US Lender") shall deliver to the US Borrower and Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or upon accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Non-US Lender and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Non-US Lender by any Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Non-US Lender by any Borrower pursuant to this Agreement) or such other evidence satisfactory to the applicable Borrower and the Administrative Agent that such Non-US Lender is entitled to an exemption from, or reduction of, U.S. withholding tax, including any exemption pursuant to
Section 881(c) of the Code. Thereafter and from time to time, each such Non-US Lender shall (A) promptly submit to the US Borrower and Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the applicable Borrower and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Non-US Lender by the applicable Borrower pursuant to this Agreement, (B) promptly notify the US Borrower and Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (C) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any

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

requirement of applicable Laws that the applicable Borrower make any deduction or withholding for taxes from amounts payable to such Non-US Lender.

                  (ii) Each Non-US Lender, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Lender under any of the Loan Documents (for example, in the case of a typical participation by such Lender), shall deliver to the Administrative Agent and the US Borrower on the date when such Non-US Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and at such other times as may be necessary in the determination of the Administrative Agent (in the reasonable exercise of its discretion),
         (A) two duly signed completed copies of the forms or statements required to be provided by such Lender as set forth above, to establish the portion of any such sums paid or payable with respect to which such Lender acts for its own account that is not subject to U.S. withholding tax, and (B) two duly signed completed copies of IRS Form W-8IMY (or any successor thereto), together with any information such Lender chooses to transmit with such form, and any other certificate or statement of exemption required under the Code, to establish that such Lender is not acting for its own account with respect to a portion of any such sums payable to such Lender.

                  (iii) No Borrower shall be required to pay any additional amount to any Non-US Lender under Section 5.01 (A) with respect to any Taxes required to be deducted or withheld on the basis of the information, certificates or statements of exemption such Lender transmits with an IRS Form W-8IMY pursuant to this Section 12.16(a) or
         (B) if such Lender shall have failed to satisfy the foregoing provisions of this Section 12.16(a); provided that if such Lender shall have satisfied the requirement of this Section 12.16(a) on the date such Lender became a Lender or ceased to act for its own account with respect to any payment under any of the Loan Documents, nothing in this
         Section 12.16(a) shall relieve the applicable Borrower of its obligation to pay any amounts pursuant to Section 5.01 in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender or other Person for the account of which such Lender receives any sums payable under any of the Loan Documents is not subject to withholding or is subject to withholding at a reduced rate.

                  (iv) The Administrative Agent may, without reduction, withhold any Taxes required to be deducted and withheld from any payment under any of the Loan Documents with respect to which no Borrower is required to pay additional amounts under this Section 12.16(a).

         (b) Upon the request of the Administrative Agent, each Lender that is a "United States person" within the meaning of Section 7701(a)(30) of the Code shall deliver to the Administrative Agent two duly signed completed copies of IRS Form W-9. If such Lender fails to deliver such forms, then the Administrative Agent may withhold from any interest payment to

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such Lender an amount equivalent to the applicable back-up withholding tax imposed by the Code, without reduction.

         (c) If any Governmental Authority asserts that the Administrative Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, and costs and expenses (including Attorney Costs) of the Administrative Agent. The obligation of the Lenders under this Section shall survive the termination of the Aggregate Commitments, repayment of all other Obligations hereunder and the resignation of the Administrative Agent.

         12.17 REPLACEMENT OF LENDERS. In the event that any Lender shall (i) claim payment of any amount pursuant to Section 5.01; (ii) claim any increased cost pursuant to Section 5.04 or the benefit of Section 5.03; (iii) fail to agree to extend the Maturity Date pursuant to Section 4.08, if the requisite Lenders have agreed to do so; (iv) become and continue to be a Defaulting Lender; or (v) fail to consent to an election, consent, amendment, waiver or other modification to this Agreement or any other Loan Document that requires the consent of a greater percentage of the Lenders than the Required Lenders, the Required US Lenders or the Required Canadian Lenders, as the case may be, and such election, consent, amendment, waiver or other modification is otherwise consented to by the Required Lenders, the Required US Lenders or the Required Canadian Lenders, as the case may be, (a) the US Borrower may, upon notice to such Lender and the Administrative Agent, replace such Lender by causing such Lender to assign its rights and obligations hereunder (with the assignment fee to be paid by the US Borrower in such instance) pursuant to Section 12.08(b) to one or more Eligible Assignees that are or have an affiliate that is a Canadian Resident Lender, if applicable, procured by the US Borrower, each of which shall assume a pro rata portion of the Commitment (including the Canadian Commitment, if applicable) and the Credit Extensions of such replaced Lender; provided, however, that if the US Borrower elects to exercise such right with respect to any Lender pursuant to Section 5.01, 5.03 or 5.04 or, it shall be obligated to replace all Lenders that have made similar requests for compensation or benefit pursuant to Section 5.01, 5.03 or 5.04; or (b) the applicable Borrower may, upon three Business Days' notice to such Lender through the Administrative Agent, prepay in full all of the outstanding Loans and Bankers' Acceptances (as applicable) of such Lender and all other Obligations owing to such Lender, or its assignee, together with accrued interest thereon to the date of prepayment and all other amounts owed by the Borrowers to such Lender accrued to the date of prepayment, and concurrently therewith the US Borrower may terminate this Agreement with respect to such Lender by giving notice of such termination to Administrative Agent and such Lender. Upon satisfaction of the requirements set forth above in clause (a) of the preceding sentence, payment to the Lender to be replaced of the purchase price in immediately available funds, and the payment by the US Borrower of all requested costs accruing to the date of purchase which the Borrowers are obligated to pay under Sections 5.01, 5.03 and 5.04 and all other amounts owed by the Borrowers to such Lender (other than the principal of and interest on the Credit Extension of such Lender, and accrued facility and utilization fees, purchased by the Eligible Assignee) such Eligible Assignee shall constitute a "Lender", and if applicable, a "Canadian Lender", hereunder, as the case may be, and the Lender being so replaced shall no longer constitute a "Lender" or "Canadian Lender" hereunder, as the case may be, and its

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                                      130

Commitment, and if applicable, its Canadian Commitment, shall be deemed terminated. If, however, (x) the Eligible Assignee fails to purchase such rights and interest on such specified date in accordance with the terms of such offer, the Borrowers shall continue to be obligated to pay amounts to such Lender or Canadian Lender pursuant to Section 5.01 or increased costs pursuant to Section 5.04, as the case may be, or (y) the Lender proposed to be replaced fails to consummate such purchase offer, the Borrowers shall not be obligated to pay to such Lender or Canadian Lender such increased costs or additional amounts incurred or accrued from and after the date of such purchase offer.

         12.18    GOVERNING LAW.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH OF THE BORROWERS, THE ADMINISTRATIVE AGENT AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

         12.19 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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                                      131

         12.20 USA PATRIOT ACT NOTICE. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrowers that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify such Borrower in accordance with the Act.

         12.21 ENTIRE AGREEMENT. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                            [SIGNATURE PAGES FOLLOW]

                                                          DEVON CREDIT AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                    DEVON ENERGY CORPORATION,
                                    as the US Borrower

                                    By: /s Jeffrey A. Agosta
                                        ----------------------------------------
                                        Jeffrey A. Agosta
                                        Vice President - Corporate Finance and
                                        Treasurer

                                    NORTHSTAR ENERGY CORPORATION,
                                    as a Canadian Borrower

                                    By: /s/ Paul F. Brereton
                                        ----------------------------------------
                                        Paul F. Brereton
                                        Vice President, Finance

                                    DEVON CANADA CORPORATION,
                                    as a Canadian Borrower

                                    By: /s/ Paul F. Brereton
                                        ----------------------------------------
                                        Paul F. Brereton
                                        Vice President, Finance

                                    BANK OF AMERICA, N.A., as Administrative
                                    Agent

                                    By: /s/ Richard L. Stein
                                        ----------------------------------------
                                        Richard Stein
                                        Principal

                                                          DEVON CREDIT AGREEMENT

                                    BANK OF AMERICA, N.A., by its Canada
                                    branch, as Administrative Agent

                                    By: /s/ Medina Sales de Andrade
                                        ----------------------------------------
                                        Medina Sales de Andrade
                                        Assistant Vice-President

                                    BANK OF AMERICA, N.A., as a Lender, a US
                                    L/C Issuer, and a US Swing Line Lender

                                    By: /s/ Richard L. Stein
                                        ----------------------------------------
                                        Richard Stein
                                        Principal

                                    BANK OF AMERICA, N.A., by its Canada
                                    branch, as a Canadian Lender, a Canadian L/C
                                    Issuer, and a Canadian Swing Line Lender

                                    By: /s/ Medina Sales de Andrade
                                        ----------------------------------------
                                        Medina Sales de Andrade
                                        Assistant Vice-President

                                    JPMORGAN CHASE BANK, as a Lender and a
                                    US L/C Issuer

                                    By: /s/ Robert C. Mertensotto
                                        ----------------------------------------
                                        Robert C. Mertensotto
                                        Managing Director

                                                          DEVON CREDIT AGREEMENT

                                    JPMORGAN CHASE BANK, Toronto Branch,
                                    as a Canadian Lender

                                    By: /s/ Drew McDonald
                                        ----------------------------------------
                                        Drew McDonald
                                        Vice President

                                    ABN AMRO BANK N.V., as a Lender

                                    By: /s/ Frank R. Russo, Jr.
                                        ----------------------------------------
                                        Frank R. Russo, Jr.
                                        Vice President

                                    By: /s/ John D. Reed
                                        ----------------------------------------
                                        John D. Reed
                                        Vice President

                                    ABN AMRO BANK N.V., as a Canadian Lender

                                    By: /s/  David Moore
                                        ----------------------------------------
                                        David Moore
                                        Director
                                        Credit Portfolio Management

                                    By: /s/ Margot Cordina
                                        ----------------------------------------
                                        Margot Cordina
                                        Vice President
                                        Credit Portfolio Management

                                    BANK OF MONTREAL, as a Lender

                                    By: /s/ James V. Ducote
                                        ----------------------------------------
                                        James V. Ducote
                                        Director

                                                          DEVON CREDIT AGREEMENT

                                    BANK OF MONTREAL, as a Canadian Lender

                                    By: /s/ James V. Ducote
                                        ----------------------------------------
                                        James V. Ducote
                                        Director

                                    BARCLAYS BANK PLC, as a Lender

                                    By: /s/ Nicholas A. Bell
                                        ----------------------------------------
                                        Nicholas A. Bell
                                        Director

                                    BAYERISCHE LANDESBANK, CAYMAN
                                    ISLANDS BRANCH, as a Lender

                                    By: /s/ Dietmar Rieg
                                        ----------------------------------------
                                        Dietmar Rieg
                                        Senior Vice President

                                    By: /s/ James H. Boyle
                                        ----------------------------------------
                                        James H. Boyle
                                        Vice President

                                    BNP PARIBAS, as a Lender

                                    By: /s/ David Dodd
                                        ----------------------------------------
                                        David Dodd
                                        Director

                                    By: /s/ Polly Schott
                                        ----------------------------------------
                                        Polly Schott
                                        Vice President

                                                          DEVON CREDIT AGREEMENT

                                    BNP PARIBAS (CANADA), as a Canadian
                                    Lender

                                    By: /s/ Michael Gosselin
                                        ----------------------------------------
                                        Michael Gosselin
                                        Managing Director

                                    By: /s/ Edward Pak
                                        ----------------------------------------
                                        Edward Pak
                                        Assistant Vice President

                                    CITICORP USA, INC., as a Lender

                                    By: /s/ Todd J. Mogil
                                        ----------------------------------------
                                        Todd J. Mogil
                                        Vice President

                                    CITIBANK N.A., CANADIAN BRANCH, as a
                                    Canadian Lender

                                    By: /s/ Adeel Kheraj
                                        ----------------------------------------
                                        Adeel Kheraj
                                        Authorized Signatory

                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                    as a Lender

                                    By: /s/ Olivier Audemard
                                        ----------------------------------------
                                        Olivier Audemard
                                        Senior Vice President

                                                          DEVON CREDIT AGREEMENT

                                    CREDIT SUISSE FIRST BOSTON, acting
                                    through its Cayman Islands Branch, as a
                                    Lender

                                    By: /s/ James Moran
                                        ----------------------------------------
                                        James Moran
                                        Director

                                    By: /d/ Denise Alvarez
                                        ----------------------------------------
                                        Denise Alvarez
                                        Associate

                                    CREDIT SUISSE FIRST BOSTON TORONTO
                                    BRANCH, as a Canadian Lender

                                    By: /s/ Alain Daoust
                                        ----------------------------------------
                                        Alain Daoust
                                        Director

                                    By: /s/ Peter Chauvin
                                        ----------------------------------------
                                        Peter Chauvin
                                        Vice President

                                    DEUTSCHE BANK AG NEW YORK
                                    BRANCH, as a Lender

                                    By: /s/ Philippe Sandmeier
                                        ----------------------------------------
                                        Philippe Sandmeier
                                        Director

                                    By: /s/ Oliver Riedinger
                                        ----------------------------------------
                                        Oliver Riedinger
                                        Vice President

                                    DEUTSCHE BANK AG CANADA BRANCH, as
                                    a Canadian Lender

                                    By: /s/ John Maynard
                                        ----------------------------------------
                                        John Maynard
                                        Chief Financial Officer

                                    By: /s/ Robert Johnston
                                        ----------------------------------------
                                        Robert Johnston
                                        Vice-President

                                                          DEVON CREDIT AGREEMENT

                                    DNB NOR BANK ASA, as a Lender

                                    By: /s/ Alfred C. Jones III
                                        ----------------------------------------
                                        Alfred C. Jones III
                                        Senior Vice President

                                    By: /s/ Stig Kristiansen
                                        ----------------------------------------
                                        Stig Kristiansen
                                        Vice President

                                    MERRILL LYNCH BANK USA, as a Lender

                                    By: /s/ Louis Alder
                                        ----------------------------------------
                                        Louis Alder
                                        Director

                                    MORGAN STANLEY BANK, as a Lender

                                    By: /s/ Daniel Twenge
                                        ----------------------------------------
                                        Daniel Twenge
                                        Vice President

                                    ROYAL BANK OF CANADA, as a Lender

                                    By: /s/ Linda M. Stephens
                                        ----------------------------------------
                                        Linda M. Stephens
                                        Authorized Signatory

                                                          DEVON CREDIT AGREEMENT

                                    ROYAL BANK OF CANADA, as a Canadian Lender

                                    By: /s/ Linda M. Stephens
                                        ----------------------------------------
                                        Linda M. Stephens
                                        Authorized Signatory

                                    SOCIETE GENERALE, as a Lender

                                    By: /s/ Edward A. More
                                        ----------------------------------------
                                        Edward A. More
                                        Managing Director

                                    SOCIETE GENERALE (CANADA), as a
                                    Canadian Lender

                                    By: /s/ Cynthia Hansen
                                        ----------------------------------------
                                        Cynthia Hansen
                                        Director
                                        Head of Corporate Credit Group

                                    By: /s/ Francois Laliberte
                                        ----------------------------------------
                                        Francois Laliberte
                                        Managing Director
                                        Deputy Head of Corporate Credit Group

                                    SOUTHWEST BANK OF TEXAS, N.A., as a
                                    Lender

                                    By: /s/ C. Ross Bartley
                                        ----------------------------------------
                                        C. Ross Bartley
                                        Assistant Vice President

                                                          DEVON CREDIT AGREEMENT

                                    THE BANK OF NEW YORK, as a Lender

                                    By: /s/ Raymond J. Palmer
                                        ----------------------------------------
                                        Raymond J. Palmer
                                        Vice President

                                    THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                    as a Lender

                                    By: /s/ Donald W. Herrick, Jr.
                                        ----------------------------------------
                                        Donald W. Herrick, Jr.
                                        Vice President

                                    UBS LOAN FINANCE LLC, as a Lender

                                    By: /s/ Doris Mesa
                                        ----------------------------------------
                                        Doris Mesa
                                        Associate Director
                                        Banking Products Services, US

                                    By: /s/ Joselin Fernandes
                                        ----------------------------------------
                                        Joselin Fernandes
                                        Associate Director
                                        Banking Products Services, US

                                    UBS AG CANADA BRANCH, as a Canadian
                                    Lender

                                    By: /s/ Amy Fung
                                        ----------------------------------------
                                        Amy Fung
                                        Associate Director

                                    By: /s/ Manfred Reich-Rohrwig
                                        ----------------------------------------
                                        Manfred Reich-Rohrwig
                                        Director

                                                          DEVON CREDIT AGREEMENT

                                    UMB BANK, N.A., as a Lender

                                    By: /s/ Richard J. Lehrter
                                        ----------------------------------------
                                        Richard J. Lehrter
                                        Community Bank President

                                    WACHOVIA BANK, NATIONAL
                                    ASSOCIATION, as a Lender

                                    By: /s/ David Humphreys
                                        ----------------------------------------
                                        David Humphreys
                                        Director

                                    WELLS FARGO BANK, N.A., as a Lender

                                    By: /s/ Dustin S. Hansen
                                        ----------------------------------------
                                        Dustin S. Hansen
                                        Assistant Vice President

                                    WILLIAMS STREET COMMITMENT
                                    CORPORATION, (Recourse only to assets of William Street Commitment Corporation), as a Lender

                                    By: /s/ Jennifer M. Hill
                                        ----------------------------------------
                                        Jennifer M. Hill
                                        CFO

                                    THE ROYAL BANK OF SCOTLAND, PLC, as a
                                    Lender

                                    By: /s/ Patricia J. Dundee
                                        ----------------------------------------
                                        Patricia J. Dundee
                                        Senior Vice President

                                                          DEVON CREDIT AGREEMENT